SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    October 20, 2000
                                                    ----------------




                             LINENS 'N THINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-12381                22-3463939
--------------------------------------------------------------------------------
(State or Other Jurisdiction             (Commission         (I.R.S. Employer
  of Incorporation)                      File Number)        Identification No.)




6 Brighton Road, Clifton, New Jersey                            07015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code        (973) 778-1300
                                                          ----------------------


Inapplicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         New Credit Agreement.


         Linens 'n Things, Inc. (the "Company") entered into a new Credit Agreement, dated as of October 20, 2000, by and among the Company, various subsidiary borrowers, various lender parties ("Lenders"), Fleet National Bank as administrative agent for the Lenders, The Bank of New York as syndication agent for the Lenders, First Union National Bank as documentation agent for the Lenders, and Summit Bank as managing agent for the Lenders ("Credit Agreement").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1        Credit Agreement dated as of October 20, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LINENS 'N THINGS, INC.


                                                 WILLIAM T. GILES
Dated:   November 6, 2000                  By:  _______________________________
                                                 William T. Giles
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX



         Exhibit 99.1       Credit Agreement dated as of October 20, 2000.

                                CREDIT AGREEMENT

                                  by and among

                             LINENS 'N THINGS, INC.,

                     THE SUBSIDIARY BORROWERS PARTY HERETO,

                            THE LENDERS PARTY HERETO,
                                       and

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

                              THE BANK OF NEW YORK,
                              as Syndication Agent,

                                       and

                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent,

                                      with

                       FLEET SECURITIES INC., as Arranger



                                  $140,000,000



                          Dated as of October 20, 2000


                                        TABLE OF CONTENTS

1.       DEFINITIONS AND PRINCIPLES OF CONSTRUCTION......................................................1

          1.1     Definitions............................................................................1
          1.2.    Principles of Construction............................................................17

2.       AMOUNTS AND TERMS OF LOANS.....................................................................18

          2.1.    Revolving Credit Loans................................................................18
          2.2.    Swing Line Loans......................................................................18
          2.3.    Notice of Borrowing-Revolving Credit Loans and Swing Line Loans.......................20
          2.4.    Competitive Bid Loans and Procedure...................................................21
          2.5.    Use of Proceeds.......................................................................24
          2.6.    Termination or Reduction of Commitments...............................................24
          2.7.    Prepayments of Loans..................................................................24
          2.8.    Letter of Credit Sub-facility.........................................................25
          2.9.    Letter of Credit Participation........................................................27
          2.10.   Absolute Obligation with respect to Letter of Credit Payments.........................28
          2.11.   Borrower Addenda......................................................................28
          2.12.   Records; Notes........................................................................29
          2.13.   Increases of Aggregate Commitment Amount..............................................29

3.       PROCEEDS, PAYMENTS, CONVERSIONS, INTEREST, YIELD PROTECTION AND FEES...........................30

          3.1.    Disbursement of the Proceeds of the Loans.............................................30
          3.2.    Payments..............................................................................32
          3.3.    Conversions; Other Matters............................................................33
          3.4.    Interest Rates and Payment Dates......................................................34
          3.5.    Indemnification for Loss..............................................................36
          3.6.    Reimbursement for Costs, Etc..........................................................36
          3.7.    Illegality of Funding.................................................................37
          3.8.    Option to Fund; Substituted Interest Rate.............................................37
          3.9.    Certificates of Payment and Reimbursement.............................................38
          3.10.   Taxes; Net Payments...................................................................39
          3.11.   Facility Fee..........................................................................40
          3.12.    Letter of Credit Participation Fee; Other Letter of Credit Fees......................40

4.       REPRESENTATIONS AND WARRANTIES.................................................................41

          4.1.    Existence and Power...................................................................41
          4.2.    Authority.............................................................................41
          4.3.    Binding Agreement.....................................................................41
          4.4.    Litigation............................................................................42
          4.5.    No Conflicting Agreements.............................................................42
          4.6.    Taxes.................................................................................42
          4.7.    Compliance with Applicable Laws; Filings..............................................43
          4.8.    Governmental Regulations..............................................................43
          4.9.    Federal Reserve Regulations; Use of Loan Proceeds.....................................43
          4.10.   No Misrepresentation..................................................................43
          4.11.   Plans.................................................................................44
          4.12.   Environmental Matters.................................................................44
          4.13.   Financial Statements..................................................................45
          4.14.   Solvency; Events of Default...........................................................45
          4.15.   Title to Properties...................................................................45
          4.16.   Subsidiaries..........................................................................45
          4.17.   Contracts with Affiliates.............................................................46
          4.18.   Disclosure............................................................................46
          4.19.   Restrictions on Credit Parties........................................................46
          4.20    Year 2000 Compliance..................................................................46

5.       CONDITIONS OF EFFECTIVENESS OF THIS AGREEMENT..................................................47

          5.1.    Evidence of Corporate Action..........................................................47
          5.2.    Opinion of Special Counsel............................................................47
          5.3.    Opinion of Counsel to the Credit Parties..............................................47
          5.4.    Subsidiary Guaranty...................................................................47
          5.5     Other Deliveries......................................................................47
          5.6     Payoff................................................................................48
          5.7.    Fees..................................................................................48

6.       CONDITIONS OF LENDING-ALL LOANS AND LETTERS OF CREDIT..........................................48

          6.1.    Compliance............................................................................48
          6.2.    Requests..............................................................................48
          6.3.    Loan Closings.........................................................................48
          6.4.    No Change in Law......................................................................49

7.       AFFIRMATIVE AND FINANCIAL COVENANTS............................................................49

          7.1.    Legal Existence.......................................................................49
          7.2.    Taxes.................................................................................49
          7.3.    Insurance.............................................................................49
          7.4.    Performance of Obligations............................................................50
          7.5.    Condition of Property.................................................................50
          7.6.    Observance of Legal Requirements......................................................50
          7.7.    Financial Statements and Other Information............................................50
          7.8.    Records...............................................................................52
          7.9.    Authorizations........................................................................52
          7.10.   Financial Covenants...................................................................52
          7.11.   Further Assurances....................................................................52

8.       NEGATIVE COVENANTS.............................................................................53

          8.1.    Indebtedness..........................................................................53
          8.2.    Liens.................................................................................53
          8.3.    Dispositions..........................................................................54
          8.4.    Merger or Consolidation, Etc..........................................................54
          8.5.    Acquisitions..........................................................................55
          8.6.    Restricted Payments...................................................................55
          8.7.    Limitation on Upstream Dividends by Subsidiaries......................................55
          8.8.    Limitation on Negative Pledges........................................................56
          8.9.    Certain Documents.....................................................................56
          8.10.   Business Change.......................................................................56
          8.11.   New Subsidiaries......................................................................56
          8.12.   Investments, Acquisitions, Loans, Etc.................................................57
          8.13.   Sale and Leaseback....................................................................57
          8.14.   Fiscal Year...........................................................................57
          8.15.   Transactions with Affiliates..........................................................57

9.       DEFAULT  58

          9.1.    Events of Default.....................................................................58
          9.2.    Remedies..............................................................................60

10.      THE AGENT......................................................................................61

          10.1.   Appointment...........................................................................61
          10.2.   Delegation of Duties..................................................................62
          10.3.   Exculpatory Provisions................................................................62
          10.4.   Reliance by Agent.....................................................................62
          10.5.   Notice of Default.....................................................................63
          10.6.   Non-Reliance..........................................................................63
          10.7.   Indemnification.......................................................................64
          10.8.   Agent in Its Individual Capacity......................................................64
          10.9.   Successor Agent.......................................................................65
          10.10.  Other Agents..........................................................................65

11.      GUARANTY OF THE COMPANY........................................................................65

          11.1.   Guaranty..............................................................................65
          11.2.   Absolute Obligation...................................................................66
          11.3.   Guaranty of Payment...................................................................66
          11.4.   Repayment in Bankruptcy...............................................................67
          11.5.   Other Provisions in Guaranty..........................................................68

12.      OTHER PROVISIONS...............................................................................68

          12.1.   Amendments, Waivers, Etc..............................................................68
          12.2.   Notices...............................................................................69
          12.3.   No Waiver; Cumulative Remedies........................................................71
          12.4.   Survival of Representations and Warranties............................................71
          12.5.   Payment of Expenses and Taxes; Indemnified Liabilities................................71
          12.6.   Lending Offices.......................................................................72
          12.7.   Successors and Assigns................................................................72
          12.8.   Counterparts..........................................................................74
          12.9.   Set-off and Sharing of Payments.......................................................74
          12.10.  Indemnity.............................................................................75
          12.11.  Governing Law.........................................................................76
          12.12.  Severability..........................................................................76
          12.13.  Integration...........................................................................76
          12.14.  Treatment of Certain Information......................................................76
          12.15.  Acknowledgments.......................................................................77
          12.16.  Consent to Jurisdiction...............................................................77
          12.17.  Service of Process....................................................................77
          12.18.  No Limitation on Service or Suit......................................................77
          12.19.  WAIVER OF TRIAL BY JURY...............................................................78
          12.20.  Usury.................................................................................78
          12.21.  Replacement of Notes..................................................................79
          12.22.  Effective Date........................................................................79



EXHIBITS
--------

Exhibit  A           List of Commitments Applicable Lending Offices and Addresses for Notices
Exhibit  B           Form of Borrowing Request
Exhibit  C           Form of Letter of Credit Request
Exhibit  D           Form of Borrower Addendum
Exhibit  E           Form of Opinions of Counsel to the Credit Parties
Exhibit  F           Form of Opinion of Goulston & Storrs, P.C., Special Counsel to the Administrative Agent
Exhibit  G           Form of Assignment and Acceptance Agreement
Exhibit  H           Form of Increase Supplement
Exhibit  I           Form of Subsidiary Guaranty and Subordination Agreement
Exhibit  J           Form of Competitive Bid Request
Exhibit  K           Form of Invitation to Bid
Exhibit  L           Form of Competitive Bid
Exhibit  M           Form of Competitive Bid Accept/Reject Letter
Exhibit  N           Closing Agenda


SCHEDULES
---------

Schedule 1                    Subsidiary Guaranties; Address for Notices
Schedule 1.1L                 List of Existing Letters of Credit
Schedule 4.4                  List of Litigation
Schedule 4.16                 List of Subsidiaries
Schedule 4.17                 List of Contracts with Affiliates
Schedule 8.1                  List of Existing Indebtedness
Schedule 8.2                  List of Existing Liens
Schedule 8.12                 List of Existing Investments


         CREDIT AGREEMENT, dated as of October 20, 2000, by and among LINENS 'N THINGS, Inc., a Delaware corporation (the "Company"), each Subsidiary Borrower which is a signatory hereto or becomes a party hereto pursuant to the provisions of Section 2.10, the Lenders party hereto from time to time (each a "Lender" and, collectively, the "Lenders"), FLEET NATIONAL BANK ("Fleet"), as administrative agent for the Lenders (in such capacity, the "Agent"), THE BANK OF NEW YORK, as syndication agent for the Lenders, FIRST UNION NATIONAL BANK, as documentation agent for the Lenders, and SUMMIT BANK, as managing agent for the Lenders.

 1.      DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

         1. 1. Definitions

         When used in any Loan Document (as defined below), each of the following terms shall have the meaning ascribed thereto unless the context otherwise specifically requires:

         "ABR Advances": the Revolving Credit Loans (or any portions thereof) at such time as they (or such portions) are made or are being maintained at a rate of interest based upon the Alternate Base Rate.

         "Accumulated Funding Deficiency": defined in Section 302 of ERISA.

          "Acquisition": with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including by devise, bequest, gift, through a dividend or otherwise), of (a) stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a consolidated subsidiary of such Person or otherwise under the control of such Person, (b) any business, going concern or division or segment thereof, or (c) the Property of any other Person other than in the ordinary course of business, provided, however, that no acquisition of substantially all of the assets, or any division or segment, of such other Person shall be deemed to be in the ordinary course of business.

         "Affected Advance": defined in Section 3.8(b).

                  "Affiliate": with respect to any Person at any time and from time to time, any other Person (other than a wholly-owned subsidiary of such Person) which, at such time (a) controls such Person, (b) is controlled by such Person or (c) is under common control with such Person. The term "control", as used in this definition with respect to any Person, means the power, whether direct or indirect through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

          "Agent": defined in the preamble.

          "Aggregate Commitment Amount": at any time, the sum of the Commitment Amounts of the Lenders at such time.

          "Aggregate Credit Exposure": at any time, the sum of (a) the aggregate Committed Credit Exposure of the Lenders at such time and (b) the aggregate outstanding principal balance of all Competitive Bid Loans at such time.

          "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

         "Alternate Base Rate": for any day, a rate per annum equal to the greater of (a) the Fleet Rate in effect on such day, or (b) 0.50% plus the Federal Funds Effective Rate (rounded, if necessary, to the nearest 1/100th of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) in effect on such day.

         "Applicable Margin": (i) with respect to the unpaid principal balance of ABR Advances, the applicable percentage set forth below in the column entitled "ABR Advances", (ii) with respect to the unpaid principal balance of Eurodollar Advances, the applicable percentage set forth below in the column entitled "Eurodollar Advances", (iii) with respect to the Facility Fee, the applicable percentage set forth below in the column entitled "Facility Fee" (iv) with respect to the Letter of Credit Participation Fee, the applicable percentage set forth below in the column entitled "Standby Letters of Credit" or "Commercial Letters of Credit"; in each case opposite the applicable Pricing
Level:



                                                                                     Standby            Commercial
                                       ABR          Eurodollar      Facility        Letters of          Letters of
Pricing Level                        Advances        Advances        Fee              Credit              Credit
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level I                    0%             0.425%           0.125%         0.425%               0.2125%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level II                   0%             0.475%           0.150%         0.475%               0.2375%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level III                  0%             0.575%           0.175%         0.575%               0.2875%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level IV                   0%             0.650%           0.200%         0.650%               0.3250%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level V                    0%             0.750%           0.250%         0.750%               0.3750%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------
Pricing Level VI                   0%             0.900%           0.350%         0.900%               0.4500%
---------------------------------- -------------- ---------------- -------------- -------------------- -----------------


         Changes in the Applicable Margin resulting from a change in a Pricing Level shall become effective upon the date of the delivery by the Company to the Agent of a certificate pursuant to Section 7.7(c) evidencing a change in the Fixed Charge Coverage Ratio which would affect the applicable Pricing Level. If the Company shall fail to deliver a certificate within 50 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.7(c), Pricing Level VI shall apply from and including the 51st day (the 91st day in the case of the last quarter) after the end of such fiscal quarter to the date of the delivery by the Company to the Agent of a certificate demonstrating that a different Pricing Level is applicable.

          "Approved Bank": any bank whose short-term commercial paper rating from (i) S&P is at least A-1 or the equivalent thereof or (ii) Moody's is at least P-1 or the equivalent thereof.

          "Arranger": Fleet Securities Inc., in its capacity as Arranger hereunder.

          "Assignment": defined in Section 12.7(c).

          "Assignment and Acceptance Agreement": an assignment and acceptance agreement executed by an assignor and an assignee pursuant to which, subject to the terms and conditions hereof and thereof, the assignor assigns to the assignee all or any portion of such assignor's interests under this Agreement, substantially in the form of Exhibit G.

          "Assignment Fee": defined in Section 12.7(c).

          "Authorized Signatory": as to (i) any Person which is a corporation, the chairman of the board, the president, any vice president, the chief financial officer or any other officer (acceptable to the Agent) of such Person and (ii) any Person which is not a corporation, the general partner or other managing Person thereof.

          "Benefited Lender": defined in Section 12.9(b).

          "Borrower Addendum": an Addendum in the form of Exhibit D pursuant to which a Subsidiary of the Company may become a Subsidiary Borrower pursuant to the provisions of Section 2.11.

          "Borrowers": collectively, the Company and the Subsidiary Borrowers; each a "Borrower".

          "Borrowing Date": (i) in respect of Revolving Credit Loans, any Business Day on which the Lenders shall make Revolving Credit Loans pursuant to a Borrowing Request or pursuant to a Mandatory Borrowing, (ii) in respect of Swing Line Loans, any Business Day on which the Swing Line Lender shall make a Swing Line Loan pursuant to a Borrowing Request, (iii) in respect of Letters of Credit, any Business Day on which the Issuer shall issue a Letter of Credit pursuant to a Letter of Credit Request, and (iv) in respect of Competitive Bid Loans, any Business Day on which a Lender shall make a Competitive Bid Loan pursuant to a Competitive Bid Request.

          "Borrowing Request": a request for Revolving Credit Loans or Swing Line Loans in the form of Exhibit B.

          "Cash Equivalents": (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) Dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Lender or (y) any Approved Bank, in each case with maturities of not more than six months from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial or financial company with a long term unsecured debt rating of at least A or A-2, or the equivalent of each thereof, by S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above, (vi) investments in tax-exempt municipal bonds maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable with respect thereto from either S&P or Moody's and
(vii) investments in overnight repurchase agreements with any Lender or any primary securities dealer to the extent that such Lender or securities dealer is able to segregate the securities subject to such repurchase agreements and such securities consist of the type described in clauses (i) and (iii) above.

          "Commitment": in respect of any Lender, such Lender's undertaking to make Revolving Credit Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not to exceed the Commitment Amount of such Lender.

          "Commitment Amount": at any time and with respect to any Lender, the amount set forth adjacent to such Lender's name under the heading "Commitment Amount" in Exhibit A at such time or, in the event that such Lender is not listed on Exhibit A, the "Commitment Amount" which such Lender shall have assumed upon becoming a Lender pursuant to Section 2.13 or assumed from another Lender in accordance with Section 12.7 on or prior to such time, as the same may be adjusted from time to time pursuant to Sections 2.6, 2.13 and 12.7(c).

          "Commitment Percentage": at any time and with respect to any Lender, a fraction the numerator of which is such Lender's Commitment Amount at such time, and the denominator of which is the Aggregate Commitment Amount at such time.

          "Commitment Period": the period commencing on the Effective Date and ending on the Commitment Termination Date, or on such earlier date as all of the Commitments shall have been terminated in accordance with the terms hereof.

          "Commitment Termination Date": the earlier of October 20, 2003 and the date on which the Loans shall become due and payable, whether by acceleration, notice of intention to prepay or otherwise.

          "Committed Credit Exposure": with respect to any Lender at any time, the sum at such time of (a) the outstanding principal balance of such Lender's Revolving Credit Loans, (b) the Swing Line Exposure of such Lender and (c) the Letter of Credit Exposure of such Lender.

          "Company  Guaranty":  the  guaranty  of the  Company  as set  forth in
Section 11.

          "Compensatory Interest Payment": defined in Section 3.4(c).

          "Competitive Bid": an offer by a Lender, in the form of Exhibit L, to make one or more Competitive Bid Loans.

          "Competitive Bid Accept/Reject Letter": a notification made by the Company on behalf of a Borrower pursuant to Section 2.4(d) in the form of Exhibit M.

          "Competitive Bid Loan": defined in Section 2.4(a).

          "Competitive Bid Maximum Amount": $35,000,000.

          "Competitive Bid Rate": with respect to any Competitive Bid made by a Lender pursuant to Section 2.4(b), the fixed rate of interest (which shall be expressed in the form of a decimal to no more than four decimal places) offered by such Lender and accepted by the Company on behalf of a Borrower.

          "Competitive Bid Request": a request by the Company on behalf of a Borrower, in the form of Exhibit J, for Competitive Bids.

          "Competitive Interest Period": as to any Competitive Bid Loan, the period commencing on the date of such Competitive Bid Loan and ending on the date requested in the Competitive Bid Request with respect thereto, which shall not be earlier than 3 days after the date of such Competitive Bid Loan or later than 180 days after the date of such Competitive Bid Loan; provided that if any Competitive Interest Period would end on a day other than a Domestic Business Day, such Interest Period shall be extended to the next succeeding Domestic Business Day, unless such next succeeding Domestic Business Day would be a date on or after the Commitment Termination Date, in which case such Competitive Interest Period shall end on the next preceding Domestic Business Day. Interest shall accrue from and including the first day of a Competitive Interest Period to but excluding the last day of such Competitive Interest Period.

          "Consolidated": the Company and the Subsidiaries on a consolidated basis in accordance with GAAP.

          "Contingent Obligation": as to any Person (the "secondary obligor"), any obligation of such secondary obligor (a) guaranteeing or in effect guaranteeing any return on any investment made by another Person, or (b) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such secondary obligor, whether contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation,
(iv)  otherwise  to assure or hold  harmless  the  beneficiary  of such  primary obligation against loss in respect thereof, and (v) in respect of the Indebtedness of any partnership in which such secondary obligor is a general partner, except to the extent that such Indebtedness of such partnership is nonrecourse to such secondary obligor and its separate Property; provided that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business.

          "Control Person": defined in Section 3.6.

          "Convert", "Conversion" and "Converted": each, a reference to a conversion pursuant to Section 3.3 of one Type of Revolving Credit Loan into another Type of Revolving Credit Loan.

          "Credit Exposure": with respect to any Lender at any time, the sum at such time of (a) the sum of the outstanding principal balance of such Lender's Revolving Credit Loans and Competitive Bid Loans, (b) the Swing Line Exposure of such Lender and (c) the Letter of Credit Exposure of such Lender.

          "Credit Parties": the Company, the Borrowers and the Guarantors; each a "Credit Party".

          "Default": any of the events specified in Section 9.1, whether any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Disposition": with respect to any Person, any sale, assignment, transfer or other disposition by such Person by any means, of:

         (a)      the Stock of, or other equity interests of, any other Person,

         (b) any business, operating entity, division or segment thereof, or

         (c) any other Property of such Person, other than sales of inventory (other than in connection with bulk transfers);

provided, however, that the term "Disposition" shall not include a sale, assignment, transfer or other disposition by a Subsidiary to any other Subsidiary, provided that the same does not materially and adversely affect the interests of the Lenders under the Loan Documents.

          "Dollar" or "$": lawful currency of the United States of America.

          "Domestic Business Day": any day (other than a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts) on which banks are open for business in Boston, Massachusetts.

          "EBITDA": earnings from operations of the Company and its Subsidiaries on a Consolidated basis for the immediately preceding four fiscal quarter period, plus the sum of, without duplication, (i) interest expense, (ii) provision for income taxes and (iii) depreciation and amortization for such period, each to the extent deducted from such earnings for such period. EBITDA shall be adjusted to exclude nonrecurring gains and losses.

          "Effective Date": defined in Section 12.22.

          "Employee Benefit Plan": an employee benefit plan, within the meaning of Section 3(3) of ERISA, maintained, sponsored or contributed to by the Company, any Subsidiary or any ERISA Affiliate.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

          "ERISA Affiliate": when used with respect to an Employee Benefit Plan, ERISA, the PBGC or a provision of the Internal Revenue Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Internal
Revenue Code or, solely with respect to the applicable provisions of the Internal Revenue Code, Sections 414(m) or (o) of the Internal Revenue Code, of which the Company or any Subsidiary is a member.

          "Eurodollar Advance": a portion of the Revolving Credit Loans selected by a Borrower to bear interest during a Eurodollar Interest Period selected by such Borrower at a rate per annum based upon a Eurodollar Rate determined with reference to such Interest Period, all pursuant to and in accordance with
Section 2.1 or 3.3.

          "Eurodollar Business Day": any Domestic Business Day, other than a Domestic Business Day on which banks are not open for dealings in Dollar deposits in the interbank eurodollar market.

          "Eurodollar Interest Period": the period commencing on any Eurodollar Business Day selected by a Borrower in accordance with Section 2.1 or Section
3.3 and ending one, two, three or six months thereafter, as selected by such Borrower in accordance with either such Sections, subject to the following:

                  (i) if any Interest Period would otherwise end on a day which is not a Eurodollar Business Day, such Interest Period shall be extended to the immediately succeeding Eurodollar Business Day unless the result of such extension would be to carry the end of such Interest Period into another calendar month, in which event such Interest Period shall end on the Eurodollar Business Day immediately preceding such day; and

                  (ii) if any Interest Period shall begin on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Eurodollar Business Day of such latter calendar month.

          "Eurodollar Rate": with respect to each Eurodollar Advance, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) as determined by the Agent on the basis of the offered rates for deposits in Dollars for a period substantially equal to the applicable Interest Period on the Reuters Screen FRBD (or such other page or screen as may replace the FRBD Screen on that service for the purpose of displaying such rates), as of 11:00 A.M. (London time), on the day that is 2 Eurodollar Business Days prior to the beginning of such Interest Period. If the Reuters system is unavailable, then the rate for that date will be equal to a fraction, the numerator of which is the rate per annum quoted by Fleet at approximately 11:00 A.M. (or as soon thereafter as practicable) two Eurodollar Business Days prior to the first day of such Interest Period to leading banks in the interbank eurodollar market as the rate at which Fleet is offering Dollar deposits in an amount approximately equal to its Commitment Percentage of such Eurodollar Advance and having a period to maturity approximately equal to the Interest Period applicable to such Eurodollar Advance, and the denominator of which is an amount equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Fleet and other major United States money center banks are subject, in respect of eurocurrency liabilities.

          "Event of Default": any of the events specified in Section 9.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

          "Expiration Date": the first date, occurring after the Commitments shall have terminated or been terminated in accordance herewith, upon which there shall be no Loans or Letters of Credit outstanding.

          "Facility Fee": defined in Section 3. 11.

          "Federal Funds Effective Rate": for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Domestic Business Day, for the next preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Domestic Business Day, the average (rounded, if necessary, to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%) of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

          "Fees": defined in Section 3.2.

          "Financial Statements": defined in Section 4.13.

          "Fixed Charge Coverage Ratio": at any time of determination, the ratio of (i) the sum of EBITDA and Rental Expense to (ii) the sum of Interest Expense and Rental Expense.

          "Fleet Rate": a rate of interest per annum equal to the rate of interest publicly announced in Boston, Massachusetts by Fleet from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

          "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

          "Governmental Authority": any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

          "Guaranties": collectively, the Company Guaranty and the Subsidiary Guaranty; individually, a "Guaranty".

          "Guarantor": at any time, the Company and the Subsidiaries party to the Subsidiary Guaranty at such time.

          "Highest Lawful Rate": the maximum rate of interest, if any, which at any time or from time to time may be contracted for, taken, charged or received on the Loans or the Notes or which may be owing to any Lender pursuant to this Agreement under the laws applicable to such Lender and this Agreement.

          "Increase Supplement": defined in Section 2.13.

          "Indebtedness": as to any Person at a particular time, all items of such Person which constitute, without duplication, (a) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables and accrued expenses incurred in the ordinary course of business), (b) indebtedness evidenced by notes, bonds, debentures or similar instruments, (c) obligations with respect to any conditional sale or other title retention agreement, (d) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit (excluding, however, for purposes of Section 7.10(b) only, documentary letters of credit obtained in the ordinary course of business by the Company or any Subsidiary) issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (c) all liabilities secured by any Lien on any Property owned by such Person even though such Person shall not have assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (f) that portion of any obligation of such Person, as lessee, which in accordance with GAAP is required to be capitalized on a balance sheet of such Person, and (g) Contingent Obligations (excluding for purposes of Sections 7.10(b) Contingent Obligations in respect of any indebtedness, obligation or liability other than those described in items (a) - (f) above); provided that, for purposes of this definition, Indebtedness shall not include Intercompany Debt and obligations in respect of interest rate caps, collars, exchanges, swaps or other, similar agreements.

          "Indemnified Liabilities": defined in Section 12.5.

          "Intercompany Debt": (i) Indebtedness of the Company to one or more of the Subsidiaries and (ii) demand Indebtedness of one or more of the Subsidiaries to the Company or any one or more of the other Subsidiaries.

          "Interest Expense": the sum of all interest (adjusted to give effect to all interest rate swap, cap or other similar interest rate hedging arrangements, all as determined in accordance with GAAP) paid or accrued in respect of Consolidated Indebtedness for the immediately preceding four fiscal quarter period, determined in accordance with GAAP.

          "Interest Payment Date": (i) as to any ABR Advance, the last day of each March, June, September and December, commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Swing Line Loan, the day on which the outstanding principal balance of such Swing Line Loan shall become due and payable in accordance with Section 2.2(a), (iii) as to any Eurodollar Advance in respect of which a Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period, (iv) as to any Competitive Bid Loan in respect of which a Borrower has selected a Competitive Interest Period of 90 days or less, the last day of such Interest Period and (v) as to any Eurodollar Advance or Competitive Bid Loan in respect of which a Borrower has selected an Interest Period greater than three months or 90 days, as the case may be, the last day of the third month or the 90th day, as the case may be, of such Interest Period and the last day of such Interest Period.

          "Interest Period": a Eurodollar Interest Period, a Swing Line Interest Period or a Competitive Interest Period, as the case may be.

          "Internal Revenue Code": the Internal Revenue Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

          "Investments": defined in Section 8.12.

          "Invitation to Bid": an invitation by the Agent to the Lenders to make Competitive Bids in the form of Exhibit K.

          "Issuer": Fleet or such other Lender selected by the Borrowers from time to time to issue a Letter of Credit.

          "Lender": defined in the preamble; such term to also include the Swing Line Lender and the Issuer where the context hereof requires or permits such inclusion.

          "Letter of Credit": defined in Section 2.8.

          "Letter of Credit Commitment": the commitment of the Issuer to issue Letters of Credit in an aggregate face amount not in excess of $25,000,000 pursuant to Section 2.8.

          "Letter of Credit Exposure": at any time, (a) in respect of all Lenders, the sum, without duplication, of (i) the maximum aggregate amount which may be drawn under all unexpired Letters of Credit at such time (whether the conditions for drawing thereunder have or may be satisfied), (ii) the aggregate amount, at such time, of all unpaid drafts (which have not been dishonored) drawn under all Letters of Credit, and (iii) the aggregate unpaid Reimbursement Obligations at such time, and (b) in respect of any Lender, an amount equal to such Lender's Commitment Percentage at such time multiplied by the amount determined under clause (a) of this definition.

          "Letter of Credit Participation": with respect to each Lender, its obligations to the Issuer under Section 2.8.

          "Letter of Credit Participation Fee": defined in Section 3.12.

          "Letter of Credit Request": a request in the form of Exhibit C.

          "Leverage Ratio": at any time of determination, the ratio of (i) Consolidated Indebtedness at such time to (ii) EBITDA at such time.

          "Lien": any mortgage, pledge, hypothecation, assignment, lien, deposit arrangement, charge, encumbrance or other security arrangement or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

          "Loan": a Revolving Credit Loan, a Swing Line Loan or a Competitive Bid Loan, as the case may be.

          "Loan Documents": this Agreement, the Subsidiary Guaranty, the Letters of Credit and, upon the execution and delivery thereof, any Notes executed and delivered pursuant to Section 2.12, and any Borrower Addendum or Subsidiary Guaranty Addendum, together with any other agreements, instruments or documents delivered in connection herewith (other than swap agreements as defined in 11 U.S.C. ss.101), and all schedules, exhibits and annexes thereto, as any of the foregoing may be amended, modified, supplemented or restated from time to time.

          "Loans": the Revolving Credit Loans, the Swing Line Loans and the Competitive Bid Loans.

          "Mandatory Borrowing": defined in Section 2.2(b).

          "Margin Stock": any "margin stock", as said term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

          "Material Adverse": with respect to any change or effect, a material adverse change in, or effect on, as the case may be, (i) the financial condition, operations, business, or Property of the Company and the Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform its obligations under any Loan Document to which it is a party, or (iii) the ability of the Agent or any Lender to enforce the Loan Documents.

          "Moody's": Moody's Investors Service, Inc., or any successor thereto.

          "Multiemployer Plan": a Pension Plan which is a multiemployer plan defined in Section 4001(a)(3) of ERISA.

          "Negotiated Rate": with respect to a Swing Line Loan, the rate per annum agreed to in writing by the Borrower requesting such Swing Line Loan and the Swing Line Lender as the interest rate which such Swing Line Loan shall bear.

          "Net Worth": at any date of determination, the sum of all amounts which would be included under shareholders' equity on a Consolidated balance sheet of the Company and its Subsidiaries determined in accordance with GAAP as at such date.

          "Notes": the one or more promissory notes which may be issued by the Borrowers to the Lenders to evidence the Loans.

          "Obligations": defined in Section 11.1.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

          "Pension Plan": at any time, any Employee Benefit Plan (including a Multiemployer Plan) subject to Section 302 of ERISA or Section 412 of the Internal Revenue Code, the funding requirements of which are, or at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of the Company, any Subsidiary or an ERISA Affiliate.

          "Person": any individual, firm, partnership, limited liability company, limited liability partnership, joint venture, corporation, association, business trust, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

          "Pricing Level I": any time when the Fixed Charge Coverage Ratio is greater than 2.50: 1.00.

          "Pricing Level II": any time when (i) the Fixed Charge Coverage Ratio is greater than 2.25: 1.00 and (ii) Pricing Level I does not apply.

          "Pricing Level III": any time when (i) the Fixed Charge Coverage Ratio is greater than 2.00: 1.00 and (ii) neither Pricing Level I nor Pricing Level II applies.

          "Pricing Level IV": any time when (i) the Fixed Charge Coverage Ratio is greater than 1.80: 1.00 and (ii) none of Pricing Level I, Pricing Level II or Pricing Level III applies.

          "Pricing Level V": any time when (i) the Fixed Charge Coverage Ratio is greater than 1.65: 1.00 and (ii) none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV applies.

          "Pricing Level VI": any time when (i) the Fixed Charge Coverage Ratio is less than or equal to 1.65: 1.00 and (ii) none of Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV or Pricing Level V applies.

          "Principal Office": from time to time, the principal office of Fleet, located on the date hereof in Boston, Massachusetts.

          "Prohibited  Transaction":  a  transaction  that is  prohibited  under
Section 4975 of the Internal Revenue Code or Section 406 of ERISA and not exempt under Section 4975 of the Internal Revenue Code or Section 408 of ERISA.

          "Property": in respect of any Person, all types of real, personal or mixed property and all types of tangible or intangible property owned or leased by such Person.

          "Regulatory Change": (a) the introduction or phasing in of any law, rule or regulation after the date hereof, (b) the issuance or promulgation after the date hereof of any directive, guideline or request from any central bank or United States or foreign Governmental Authority (whether having the force of law), or (c) any change after the date hereof in the interpretation of any existing law, rule, regulation, directive, guideline or request by any central bank or United States or foreign Governmental Authority charged with the administration thereof, in each case applicable to the transactions contemplated by this Agreement.

          "Reimbursement Obligations": all obligations and liabilities of the Borrowers due and to become due hereunder in respect of Letters of Credit.

          "Rental Expense": the sum of all rental expense (determined in the same manner as set forth in the notes to the Financial Statements) of the Company and its Subsidiaries on a Consolidated basis for the immediately preceding four fiscal quarter period, determined in accordance with GAAP.

          "Reportable Event": with respect to any Pension Plan, (a) any event set forth in Sections 4043(b) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(e) or 4063(a) of ERISA, or the regulations thereunder, (b) an event requiring the Company, any Subsidiary or any ERISA Affiliate to provide security to a Pension Plan under Section 401(a)(29) of the Internal Revenue Code, or (c) the failure to make any payment required by Section 412(m) of the Internal Revenue Code.

          "Required Lenders": at any time prior to the Commitment Termination Date or such earlier date as all of the Commitments shall have terminated or been terminated in accordance herewith, two or more Lenders having Commitment Amounts equal to more than 50% of the Aggregate Commitment Amount, and at all other times, two or more Lenders having Credit Exposures equal to more than 50% of the Aggregate Credit Exposure.

          "Restricted  Payment":   with  respect  to  any  Person,  any  of  the
following, whether direct or indirect: (a) the declaration or payment by such Person of any dividend or distribution on any class of Stock of such Person, other than a dividend payable solely in shares of that class of Stock to the holders of such class, (b) the declaration or payment by such Person of any distribution on any other type or class of equity interest or equity investment in such Person, and (c) any redemption, retirement, purchase or acquisition of, or sinking fund or other similar payment in respect of, any class of Stock of, or other type or class of equity interest or equity investment in, such Person.

          "Revolving  Credit  Loan" and  "Revolving  Credit  Loans":  defined in
Section 2.1(a).

          "S&P": Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., or any successor thereto.

          "Solvent": with respect to any Person on a particular date, the condition that on such date, (i) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability after taking into account probable payments by co-obligors.

          "Special Counsel": Goulston & Storrs, P.C.

          "Stock": any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

          "Subsidiary": at any time and from time to time, any corporation, association, partnership, limited liability company, joint venture or other business entity of which the Company and/or any Subsidiary of the Company, directly or indirectly at such time, either (a) in respect of a corporation, owns or controls more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

          "Subsidiary Borrowers": collectively, wholly-owned Subsidiaries of the Company which are signatories hereto on the Effective Date and each other Subsidiary of the Company which becomes a party to this Agreement by the execution of a Borrower Addendum pursuant to Section 2.11; each a "Subsidiary Borrower".

          "Subsidiary Guarantors": collectively, each Subsidiary of the Company in existence on the Effective Date and each other Subsidiary which becomes a party to the Subsidiary Guaranty by the execution of a Subsidiary Guaranty Addendum; each a "Subsidiary Guarantor".

          "Subsidiary Guaranty":  the guaranty of each Subsidiary in the form of
Exhibit 1.

          "Subsidiary Guaranty Addendum": an addendum in the form of Annex B to the Subsidiary Guaranty pursuant to which a new Subsidiary shall become a party to the Subsidiary Guaranty as required by Section 8.11.

          "Swing Line Commitment": the commitment of the Swing Line Lender to make Swing Line Loans in accordance with the terms hereof, in an aggregate outstanding principal amount not exceeding at any time $20,000,000, as the same may be reduced pursuant to Section 2.6.

          "Swing Line Commitment Period": the period from the Effective Date to, but excluding, the Swing Line Termination Date.

          "Swing Line Exposure": at any time, in respect of any Lender, an amount equal to the aggregate principal balance of Swing Line Loans at such time multiplied by such Lender's Commitment Percentage at such time.

          "Swing Line Interest Period": as to any Swing Line Loan, the period commencing on the date of such Swing Line Loan and ending on the date set forth by the Borrower requesting such Swing Line Loan in the Borrowing Request with respect thereto; provided that the last day of any Swing Line Interest Period shall not be earlier than one day after the date of such Swing Line Loan or later than 7 days after the date of such Swing Line Loan and in no event later than the Swing Line Termination Date; and provided further that if any Swing Line Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

          "Swing Line Lender": Fleet.

          "Swing Line Loan" and "Swing Line Loans": defined in Section 2.2(a).

          "Swing Line Maturity Date": defined in Section 2.2(a).

          "Swing Line Participation Amount": defined in Section 2.2(c).

          "Swing Line Termination Date": the date which is 10 days prior to the Commitment Termination Date.

          "Tangible Net Worth": at any time of determination, Net Worth less all assets of the Company and its Subsidiaries included in such Net Worth, determined on a Consolidated basis at such date, that would be classified as intangible assets in accordance with GAAP.

          "Termination Event": with respect to any Pension Plan, (a) a Reportable Event, (b) the termination of a Pension Plan under Section 4041(c) of ERISA, or the filing of a notice of intent to terminate a Pension Plan under
Section 4041 (c) of ERISA, or the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA (except an amendment made after such Pension Plan satisfies the requirement for a standard termination under Section 4041 (b) of ERISA), (c) the institution of proceedings by the PBGC to terminate a Pension Plan under Section 4042 of ERISA, or (d) the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA.

          "Type": with respect to any Revolving Credit Loan, the characteristic of such Loan as an ABR Advance or a Eurodollar Advance, each of which constitutes a Type of Revolving Credit Loan.

          "Unqualified Amount": defined in Section 3.4(c)

          "Upstream Dividends": defined in Section 8.7.

          1.2. Principles of Construction

                  (a) All capitalized terms defined in this Agreement shall have the meanings given such capitalized terms herein when used in the other Loan Documents or in any certificate, opinion or other document made or delivered pursuant hereto or thereto, unless otherwise expressly provided therein.

                  (b) Unless otherwise expressly provided herein, the word "fiscal" when used herein shall refer to the relevant fiscal period of the Company. As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein ", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision of such Loan Document, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

                  (d) All references herein to a time of day shall mean the then applicable time in Boston, Massachusetts, unless otherwise expressly provided herein.

                  (e) Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

                  (f) Whenever in any Loan Document or in any certificate or other document made or delivered pursuant thereto, the terms thereof require that a Person sign or execute the same or refer to the same as having been so signed or executed, such terms shall mean that the same shall be, or was, duly signed or executed by an Authorized Signatory of such Person.

                  (g) The words "include" and "including", when used in each Loan Document, shall mean that the same shall be included "without limitation", unless otherwise specifically provided.

                  (h) Certain provisions hereof concerning Credit Parties are incorporated by reference into other Loan Documents as if fully set forth therein.

2.        AMOUNTS AND TERMS OF LOANS

          2.1. Revolving Credit Loans

                  (a) Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make loans under this Agreement (each a "Revolving Credit Loan" and, collectively with each other Revolving Credit Loan of such Lender and/or with each Revolving Credit Loan of each other Lender, the "Revolving Credit Loans") to one or more Borrowers from time to time during the Commitment Period, during which period the Borrowers may borrow, prepay and reborrow in accordance with the provisions hereof. Immediately after making each Revolving Credit Loan and after giving effect to all Swing Line Loans and Competitive Bid Loans repaid and all Reimbursement Obligations paid on the same date, the Aggregate Credit Exposure will not exceed the Aggregate Commitment Amount. With respect to each Lender, at the time of the making of any Revolving Credit Loan and after giving effect thereto, such Lender's Credit Exposure will not exceed the Commitment of such Lender at such time. During the Commitment Period, each Borrower may borrow, prepay in whole or in part and reborrow Revolving Credit Loans under the Commitments, all in accordance with the terms and conditions hereof. At the option of a Borrower, indicated in its Borrowing Request, Revolving Credit Loans may be made as ABR Advances or Eurodollar Advances.

                  (b) The aggregate outstanding principal balance of all Revolving Credit Loans shall be due and payable, and each Borrower hereby jointly and severally promises to pay, on the Commitment Termination Date or on such earlier date upon which all of the Commitments shall have been voluntarily terminated by the Borrower in accordance with Section 2.6. The obligations of payment and performance under this Agreement and each other Loan Document to which a Borrower is a party shall be joint and several obligations of each Borrower.

          2.2. Swing Line Loans

                  (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make loans under this Agreement (each a "Swing Line Loan" and, collectively, the "Swing Line Loans") to one or more Borrowers from time to time during the Swing Line Commitment Period. Swing Line Loans (i) may be repaid and reborrowed in accordance with the provisions hereof, (ii) shall not, immediately after giving effect thereto, result in the Aggregate Credit Exposure exceeding the Aggregate Commitment Amount, and (iii) shall not, immediately after giving effect thereto, result in the aggregate outstanding principal balance of all Swing Line Loans exceeding the Swing Line Commitment. The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Lender shall be in default of its obligations under this Agreement unless the Swing Line Lender has entered into arrangements satisfactory to it and the Company to eliminate the Swing Line Lender's risk with respect to such defaulting Lender's participation in such Swing Line Loan. The Swing Line Lender will not make a Swing Line Loan if the Agent, or any Lender by notice to the Swing Line Lender, the Company and the applicable Borrower no later than one Business Day prior to the Borrowing Date with respect to such Swing Line Loan, shall have determined that the conditions set forth in Sections 5 and 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making such Loan. Each Swing Line Loan shall be due and payable on the day (the "Swing Line Maturity Date") being the earliest of demand by the Swing Line Lender, the last day of the Swing Line Interest Period applicable thereto, the date on which the Swing Line Commitment shall have been voluntarily terminated in accordance with
Section 2.5, and the date on which the Loans shall become due and payable pursuant to the provisions hereof, whether by acceleration or otherwise. Each Swing Line Loan shall bear interest at the Negotiated Rate applicable thereto. The Swing Line Lender shall disburse the proceeds of Swing Line Loans at its office designated in Section 12.2 by crediting such proceeds to an account of the Borrower thereof maintained with the Swing Line Lender or as such Borrower shall otherwise direct in its Borrowing Request therefor.

                  (b) On any Business Day on which a Swing Line Loan shall be due and payable and shall remain unpaid, the Swing Line Lender may, in its sole discretion, give notice to the Lenders and the applicable Borrower that such outstanding Swing Line Loan shall be funded with a borrowing of Revolving Credit Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Sections 9.1
(h) or (i)), in which case a borrowing of Revolving Credit Loans made as ABR Advances to such Borrower (each such borrowing, a "Mandatory Borrowing"), shall be made by all Lenders pro rata based on each such Lender's Commitment Percentage on the Business Day immediately succeeding the giving of such notice. The proceeds of each Mandatory Borrowing shall be remitted directly to the Swing Line Lender to repay such outstanding Swing Line Loan. Each Lender irrevocably agrees to make a Revolving Credit Loan pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swing Line Lender notwithstanding: (i) the amount of such Mandatory Borrowing may not comply with the minimum amount for Loans otherwise required hereunder, (h) whether any condition specified in Section 6 is then unsatisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the Borrowing Date of such Mandatory Borrowing, (v) the aggregate principal amount of all Loans then outstanding, (vi) the Aggregate Credit Exposure at such time and (vii) the amount of the Commitments at such time.

                  (c) Upon each receipt by a Lender of notice of an Event of Default from the Agent pursuant to Section 10.5, such Lender shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount equal to the product of its Commitment Percentage and the outstanding balance of the Swing Line Loans (each, a "Swing Line Participation Amount"). Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by a Borrower pursuant to this Section that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by any Borrower with any of its obligations under the Loan Documents.

                  (d) In furtherance of Section 2.2(c), upon each receipt by a Lender of notice of an Event of Default from the Agent pursuant to Section 10.5, such Lender shall promptly make available to the Agent for the account of the Swing Line Lender its Swing Line Participation Amount at the office of the Agent specified in Section 12.2, in lawful money of the United States and in immediately available funds. The Agent shall deliver the payments made by each Lender pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Lender hereby indemnifies and agrees to hold harmless the Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Lender to pay, or from any delay in paying the Agent any amount such Lender is required by notice from the Agent to pay in accordance with this Section upon receipt of notice of an Event of Default from the Agent pursuant to Section 10.5 (except in respect of losses, liabilities or other obligations suffered by the Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Agent or the Swing Line Lender, as the case may be), and such Lender shall pay interest to the Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum, whether before or after judgment, equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Effective Rate, and (ii) thereafter, the Federal Funds Effective Rate plus 2%, payable upon demand by the Swing Line Lender. The Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

                  (e) Whenever the Agent is reimbursed by a Borrower for the account of the Swing Line Lender for any payment in connection with Swing Line Loans made to such Borrower and such payment relates to an amount previously paid by a Lender pursuant to this Section, the Agent will promptly remit such payment to such Lender.

         2.3. Notice of Borrowing-Revolving Credit Loans and Swing Line Loans

          Whenever a Borrower desires to borrow Revolving Credit Loans or Swing Line Loans hereunder (excluding Mandatory Loans), the Company on behalf of such Borrower agrees to notify the Agent (and with respect to a Swing Line Loan, the Swing Line Lender), which notification shall be irrevocable, no later than (a) 12:00 Noon on the proposed Borrowing Date in the case of Swing Line Loans, (b) 10:00 A.M. on the proposed Borrowing Date in the case of Revolving Credit Loans to consist of ABR Advances and (c) 2:00 P.M. at least three Eurodollar Business Days prior to the proposed Borrowing Date in the case of Revolving Credit Loans to consist of Eurodollar Advances. Each such notice shall specify (i) the aggregate amount requested to be borrowed under the Commitments or the Swing Line Commitment, (ii) the proposed Borrowing Date, (iii) whether a borrowing of Revolving Credit Loans is to be of ABR Advances or Eurodollar Advances, and the amount of each thereof (iv) the Interest Period for such Eurodollar Advances and
(v) the Swing Line Interest Period for, and the amount of, each Swing Line Loan. Each such notice shall be promptly confirmed by delivery to the Agent (and, with respect to a Swing Line Loan, the Swing Line Lender) of a Borrowing Request. Each Eurodollar Advance to be made on a Borrowing Date, when aggregated with all amounts to be Converted to Eurodollar Advances on such date and having the same Interest Period as such Eurodollar Advance, shall equal no less than $1,000,000, or an integral multiple of $1,000,000 in excess thereof, (ii) each ABR Advance made on each Borrowing Date shall equal no less than $500,000 or an integral multiple of $100,000 in excess thereof and (iii) each Swing Line Loan made on each Borrowing Date shall equal no less than $250,000 or an integral multiple of $100,000 in excess thereof. The Agent shall promptly notify each Lender (by telephone or otherwise, such notification to be confirmed by fax or other writing) of each such Borrowing Request. Subject to its receipt of each such notice from the Agent and subject to the terms and conditions hereof, (A) each Lender shall make immediately available funds available to the Agent at the address therefor set forth in Section 12.2 not later than 1:00 P.M. on each Borrowing Date in an amount equal to such Lender's Commitment Percentage of the Revolving Credit Loans requested on such Borrowing Date and/or (B) the Swing Line Lender shall make immediately available funds available to the Borrower requesting the Swing Line Loan on such Borrowing Date in an amount equal to the Swing Line Loan requested by such Borrower.

          2.4.    Competitive Bid Loans and Procedure

                  (a) Subject to the terms and conditions hereof, the Company on behalf of any Borrower may request competitive bid loans under this Agreement (each a "Competitive Bid Loan ") during the Commitment Period. In order for the Company on behalf of any Borrower to request Competitive Bids, the Company on behalf of such Borrower shall deliver by hand or fax to the Agent a duly completed Competitive Bid Request not later than 12:00 noon, one Domestic Business Day before the proposed Borrowing Date therefor. A Competitive Bid Request that does not conform substantially to the format of Exhibit J may be rejected by the Agent in the Agent's reasonable discretion, and the Agent shall promptly notify the Company of such rejection by fax and telephone. Each Competitive Bid Request shall specify (x) the applicable Borrower, (y) the proposed Borrowing Date for the Competitive Bid Loans then being requested (which shall be a Domestic Business Day) and the aggregate principal amount thereof, and (z) the Competitive Interest Period or Interest Periods (which shall not exceed ten different Interest Periods in a single Competitive Bid Request), with respect thereto (which may not end after the Domestic Business Day immediately preceding the Commitment Termination Date). Promptly after its receipt of each Competitive Bid Request that is not rejected as aforesaid, the Agent shall invite by fax (in the form of Exhibit K) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Bid Loans pursuant to such Competitive Bid Request. The aggregate outstanding principal amount of all Competitive Bid Loans outstanding at any time shall not exceed the Competitive Bid Maximum Amount.

                  (b) Each Lender, in its sole and absolute discretion, may make one or more Competitive Bids to the applicable Borrower responsive to a Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Agent not later than 10:00 A.M. on the proposed Borrowing Date for the relevant Competitive Bid Loan. Multiple bids will be accepted by the Agent. Bids to make Competitive Bid Loans that do not conform substantially to the format of Exhibit L may be rejected by the Agent after conferring with, and upon the instruction of, the Company on behalf of the applicable Borrower, and the Agent shall notify the Lender making such non conforming bid of such rejection as soon as practicable. Each Competitive Bid shall be irrevocable and shall specify (w) the applicable Borrower, (x) the principal amount (which (1) shall be in a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (2) may equal the entire principal amount requested by a Borrower) of the Competitive Bid Loan or Competitive Bid Loans that the Lender is willing to make to such Borrower, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Competitive Bid Loan or Competitive Bid Loans, and (z) the Competitive Interest Period with respect to each such Competitive Bid Loan and the last day thereof. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Agent by fax not later than 10:00 A.M. on the proposed Borrowing Date therefor, provided that the failure by any Lender to give any such notice shall not obligate such Lender to make any Competitive Bid Loan in connection with the relevant Competitive Bid Request.

                  (c) With respect to each Competitive Bid Request, the Agent shall (i) notify the Company by fax by 11: 00 A.M. on the proposed Borrowing Date with respect thereto of each Competitive Bid made, the Competitive Bid Rate applicable thereto and the identity of the Lender that made such Competitive Bid, and (ii) send a list of all Competitive Bids to the Company for its records as soon as practicable after completion of the bidding process. Each notice and list sent by the Agent pursuant to this Section 2.4(c) shall list the Competitive Bids in ascending yield order.

                  (d) The Company on behalf of the applicable Borrower may in its sole and absolute discretion, subject only to the provisions of this Section 2.4(d), accept or reject any Competitive Bid made in accordance with the procedures set forth in this Section 2.4, and the Company on behalf of such Borrower shall notify the Agent by telephone, confirmed by fax in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any or all of such Competitive Bids not later than 12:00 Noon on the proposed Borrowing Date therefor, provided that the failure by the Company to give such notice shall be deemed to be a rejection of all such Competitive Bids. In connection with each acceptance of one or more Competitive Bids by the Company on behalf of a Borrower:

                  (1) the Company shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Company has decided to reject a Competitive Bid made at a lower Competitive Bid Rate unless the acceptance of such lower Competitive Bid would subject the applicable Borrower to any requirement to withhold any taxes or deduct any amount from any amounts payable under the Loan Documents, in which case the Company may reject such lower Competitive Bid,

                  (2) the aggregate amount of the Competitive Bids accepted by the Company on behalf of a Borrower shall not exceed the principal amount specified in the Competitive Bid Request therefor,

                  (3) if the Company shall desire to accept a Competitive Bid made at a particular Competitive Bid Rate, it must accept all other Competitive Bids at such Competitive Bid Rate, except for any such Competitive Bid the acceptance of which would subject the applicable Borrower to any requirement to withhold any taxes or deduct any amount from any amounts payable under the Loan Documents, provided that if the acceptance of all such other Competitive Bids would cause the aggregate amount of all such accepted Competitive Bids to exceed the amount requested, then such acceptance shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate,

                  (4) except pursuant to clause (3) above, no Competitive Bid shall be accepted unless the Competitive Bid Loan with respect thereto shall be in a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and

                  (5) no Competitive Bid shall be accepted and no Competitive Bid Loan shall be made, if immediately after giving effect thereto, the Aggregate Credit Exposure would exceed the Aggregate Commitment Amount or the Competitive Bid Maximum Amount.

                  (e) The Agent shall promptly fax to each bidding Lender (with a copy to the Company) a Competitive Bid Accept/Reject Letter advising such Lender whether its Competitive Bid has been accepted (and if accepted, in what amount and at what Competitive Bid Rate), and each successful bidder so notified will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Bid Loan in respect of which each of its Competitive Bids has been accepted by making immediately available funds available to the Agent at its address set forth in Section 11.2 not later than 1:00 P.M. on the Borrowing Date for such Competitive Bid Loan in the amount thereof.

                  (f) Anything herein to the contrary notwithstanding, if the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Company on behalf of the applicable Borrower not later than 9:30 A.M. on the relevant proposed Borrowing Date.

                  (g) All notices required by this Section shall be given in accordance with Section 12.2.

                  (h) Each Competitive Bid Loan shall be due and payable on the last day of the Interest Period applicable thereto or on such earlier date upon which the Loans shall become due and payable hereunder, whether by acceleration or otherwise.

          2.5.    Use of Proceeds

                  Each  Borrower  agrees  that the  proceeds  of the  Loans  and
Letters of Credit shall be used solely to repay in full certain existing indebtedness to The Bank of New York, as agent, and for the Borrowers' general corporate purposes, including working capital and capital expenditures, and in any case in a manner not inconsistent with the provisions hereof. Notwithstanding anything to the contrary contained in any Loan Document, each Borrower further agrees that no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended or any provision of this Agreement, including, without limitation, the provisions of Section 4.9.

         2.6.     Termination or Reduction of Commitments

                  (a) Voluntary Termination or Reductions. At the Company's option and upon at least three Domestic Business Days' prior irrevocable notice to the Agent, the Company may (i) terminate the Commitments, the Swing Line Commitment and the Letter of Credit Commitment, at any time, or (ii) permanently reduce the Aggregate Commitment Amount, the Swing Line Commitment or the Letter of Credit Commitment, in part at any time and from time to time, provided that
(1) each such partial reduction shall be in an amount equal to at least (i) in the case of the Aggregate Commitment Amount, $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) in the case of the Swing Line Commitment, $1,000,000, or an integral multiple of $1,000,000 in excess thereof, and (iii) in the case of the Letter of Credit Commitment, $1,000,000, or an integral multiple of $1,000,000 in excess thereof, and (2) immediately after giving effect to each such reduction, (i) the Aggregate Commitment Amount shall equal or exceed the sum of the aggregate outstanding principal balance of all Loans and the Letter of Credit Exposure, (ii) the Swing Line Commitment shall equal or exceed the aggregate outstanding principal balance of all Swing Line Loans and
(iii) the Letter of Credit Commitment shall equal or exceed the Letter of Credit Exposure of all Lenders.

                   (b) In General. Each reduction of the Aggregate Commitment Amount shall be made by reducing each Lender's Commitment Amount by a sum equal to such Lender's Commitment Percentage of the amount of such reduction.

         2.7.     Prepayments of Loans

                  (a) Voluntary Prepayments. Each Borrower may prepay Revolving Credit Loans and Swing Line Loans, in whole or in part, without premium or penalty, but subject to Section 3.5 at any time and from time to time, by notifying the Agent, which notification shall be irrevocable, by 1:00 P.M. at least three Eurodollar Business Days, in the case of a prepayment of Eurodollar Advances, or one Domestic Business Day, in the case of a prepayment of ABR Advances, prior to the proposed prepayment date specifying (i) the Loans to be prepaid, (ii) the amount to be prepaid, and (iii) the date of prepayment. Upon receipt of each such notice, the Agent shall promptly notify each Lender thereof. Each such notice given by a Borrower pursuant to this Section shall be irrevocable. Each partial prepayment under this Section shall be in a minimum amount of $1,000,000 ($500,000 in the case of ABR Advances and Swing Line Loans) or an integral multiple of $1,000,000 ($100,000 in the case of ABR Advances and Swing Line Loans) in excess thereof.

                  (b) Mandatory Prepayments.

                  (i) Subject to clause (ii) below with respect to Swing Line Loans, simultaneously with each reduction of the Aggregate Commitments under Section 2.5, the Borrowers shall prepay the Loans by the amount, if any, by which the Aggregate Credit Exposure exceeds the amount of the Aggregate Commitments as so reduced.

                  (ii) Simultaneously with each reduction of the Swing Line Commitment under Section 2.6, the Borrowers shall prepay the Swing Line Loans by the amount, if any, by which the outstanding principal balance of the Swing Line Loans exceeds the amount of the Swing Line Commitment as so reduced.

                  (iii) If on any Borrowing Date or Conversion Date, the Aggregate Credit Exposure shall exceed the Aggregate Commitments, the Borrowers shall prepay the Loans in an aggregate principal amount such that immediately after giving effect to the Loans or conversion to be made on such Borrowing Date or Conversion Date the Aggregate Credit Exposure shall not exceed the Aggregate Commitments.

                  (c) In General. Simultaneously with each prepayment hereunder, the Borrowers shall prepay all accrued interest on the amount prepaid through the date of prepayment and indemnify the Lenders in accordance with Section
 3.5. No prepayment hereunder shall affect the Borrowers' obligations to make payments under any swap agreement (as defined in 11 U.S.C. ss.101), which swap agreement will remain in full force and effect notwithstanding such prepayment.

          2.8.            Letter of Credit Sub-facility

                  (a) Subject to the terms and conditions hereof, the Issuer agrees, in reliance on the agreement of the other Lenders set forth in Section 2.9, to issue standby and commercial letters of credit (each a "Letter of Credit" and, collectively, the "Letters of Credit") during the Commitment Period for the account of a Borrower, provided that immediately after the issuance of each Letter of Credit (i) the Letter of Credit Exposure of all Lenders shall not exceed the Letter of Credit Commitment, and (ii) the Aggregate Credit Exposure would not exceed the Aggregate Commitment Amount. Each Letter of Credit shall have an expiration date which shall be not later than the earlier to occur of
(x) 12 months from the date of issuance thereof (provided that, without limitation of clause (y) below which prohibits an expiration date later than five days prior to the Commitment Termination Date, any such Letter of Credit may contain customary "evergreen" provisions pursuant to which the expiry is automatically extended by a specific time period unless the Issuer gives notice to the beneficiary of such Letter of Credit at least 30 days prior to the expiry date then in effect) or (y) five days prior to the Commitment Termination Date. No Letter of Credit shall be issued if the Agent, or any Lender by notice to the Agent, the Issuer and the Company no later than 3:00 P.M. one Domestic Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that the conditions set forth in Sections 5 and 6 have not been satisfied and such conditions remain unsatisfied as of the requested date of issuance of such Letter of Credit.

                  (b) Each Letter of Credit shall be issued for the account of the applicable Borrower in support of an obligation of such Borrower in favor of a beneficiary who has requested the issuance of such Letter of Credit as a condition to a transaction entered into in connection with such Borrower's ordinary course of business. The Company on behalf of a Borrower shall give the Agent a Letter of Credit Request for the issuance of each Letter of Credit by 12:00 Noon at least two Domestic Business Days (or such other period as the Issuer and the Company may agree) prior to the requested date of issuance. Upon receipt of such Letter of Credit Request from a Borrower, the Agent shall promptly notify the Issuer and each other Lender thereof. The Issuer shall, on the proposed date of issuance and subject to the other terms and conditions of this Agreement, issue the requested Letter of Credit. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuer, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as the Issuer shall reasonably require. Each Letter of Credit shall be used solely for the purposes described therein.

                  (c) Each payment by the Issuer of a draft drawn under a Letter of Credit shall give rise to the obligation of the applicable Borrower to immediately (and, in any event, within one Domestic Business Day) reimburse the Issuer for the amount thereof and all such amounts outstanding shall bear interest, payable together with such reimbursement amount, at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin applicable to ABR Advances. If all or any portion of any reimbursement obligation in respect of a Letter of Credit shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall bear interest, payable upon demand, at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin applicable to ABR Advances plus 2%, from the date of such nonpayment until paid in full (whether before or after the entry of a judgment thereon).

                  (d) Prior to the Effective Date, a standby letter of credit having an aggregate balance outstanding on the Effective Date of $7,500,000 was issued for the account of the Borrowers by The Bank of New York. The parties hereto agree that, on the Effective Date, such letter of credit shall remain outstanding and shall be deemed to have been issued pursuant to this Agreement by The Bank of New York, in its capacity as an Issuer hereunder, and such letter of credit shall be treated, for all purposes of this Agreement and the other Loan Documents, as an outstanding Letter of Credit hereunder.

         2.9. Letter of Credit Participation

                  (a) Each Lender hereby unconditionally and irrevocably, severally (and not jointly) takes an undivided participating interest in the obligations of the Issuer under and in connection with each Letter of Credit in an amount equal to such Lender's Commitment Percentage of the amount of such Letter of Credit. Each Lender shall be liable to the Issuer for its Commitment Percentage of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by a Borrower pursuant to Sections 2.8 and 2.10 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by any Borrower with any of its obligations under the Loan Documents.

                  (b) The Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender (which notice shall be promptly confirmed in writing), of the date and the amount of each draft paid under each Letter of Credit with respect to which full reimbursement payment shall not have been made by the applicable Borrower as provided in Section 2.8(c), and forthwith upon receipt of such notice, such Lender shall promptly make available to the Agent for the account of the Issuer its Commitment Percentage of the amount of such unreimbursed draft at the office of the Agent specified in Section 12.2 in lawful money of the United States and in immediately available funds. The Agent shall distribute the payments made by each Lender pursuant to the immediately preceding sentence to the Issuer promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Agent and the Issuer from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from any failure on the part of such Lender to provide, or from any delay in providing, the Agent with such Lender's Commitment Percentage of the amount of any payment made by the Issuer under a Letter of Credit in accordance with this clause (b) above (except in respect of losses, liabilities or other obligations suffered by the Agent or the Issuer, as the case may be, resulting from the gross negligence or willful misconduct of the Agent or the Issuer, as the case may be). If a Lender does not make available to the Agent when due such Lender's Commitment Percentage of any unreimbursed payment made by the Issuer under a Letter of Credit, such Lender shall be required to pay interest to the Agent for the account of the Issuer on such Lender's Commitment Percentage of such payment at a rate of interest per annum equal to (i) from the date such Lender should have made such amount available until the third day therefrom, the Federal Funds Effective Rate, and (ii) thereafter, the Federal Funds Effective Rate plus 2%, in each case payable upon demand by the Issuer. The Agent shall distribute such interest payments to the Issuer upon receipt thereof in like funds as received.

                  (c) Whenever the Agent is reimbursed by a Borrower, for the account of the Issuer, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender in respect of its Commitment Percentage of the amount of such payment under such Letter of Credit, the Agent (or the Issuer, if such payment by a Lender was paid by the Agent to the Issuer) will promptly pay over such payment to such Lender.

          2.10.   Absolute Obligation with respect to Letter of Credit Payments

                  A Borrower's obligation to reimburse the Agent for the account of the Issuer for each payment under or in respect of each Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower may have or have had against the beneficiary of such Letter of Credit, the Agent, the Issuer, the Swing Line Lender, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit, provided, however, that, with respect to any Letter of Credit, the foregoing shall not relieve the Issuer of any liability it may have to a Borrower for any actual damages sustained by such Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Issuer's gross negligence or willful misconduct.

          2.11.   Borrower Addenda

                  Provided that no Default or Event of Default has occurred and is continuing, the Company may direct that any of its domestic wholly-owned Subsidiaries which is a Subsidiary Guarantor and which is not then a Borrower become a Borrower by submitting a Borrower Addendum to the Agent with respect to such Subsidiary duly executed by an Authorized Signatory of each of the Company and such Subsidiary together with (a) a certificate, dated the date of such Borrower Addendum of the Secretary or Assistant Secretary of such Subsidiary (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agent) taken by it to authorize such Borrower Addendum, this Agreement and the transactions contemplated hereby, (ii) attaching a true and complete copy of its certificate of incorporation, by-laws or other organizational documents, (iii) setting forth the incumbency of its officer or officers who may sign such Borrower Addendum, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing (or equivalent) issued by the jurisdiction of its incorporation or formation, and (b) an opinion of counsel to such Subsidiary with respect to such Borrower Addendum in all respects reasonably satisfactory to the Agent. Upon receipt of a Borrower Addendum and the supporting documentation referred to above, the Agent shall confirm such Borrower Addendum by signing a copy thereof and shall deliver a copy thereof to the Company and each Lender. Thereupon the Subsidiary which executed such Borrower Addendum shall become a "Subsidiary Borrower" hereunder.

          2.12.   Records; Notes

                  (a) Lender's Records. Each Lender will note (manually or electronically) on its records with respect to each Loan made by it (i) the date and amount of such Loan, (ii) whether such Loan is a Revolving Credit Loan, a Swing Line Loan or a Competitive Bid Loan, (iii) the identity of the Borrower thereof, (iv) the interest rate (in the case of a Eurodollar Advance, a Swing Line Loan or a Competitive Bid Loan) and Interest Period, if any, applicable to such Loan and (v) each payment and prepayment of the principal thereof.

                  (b) Agent's Records. The Agent shall keep records regarding the Loans, the Letters of Credit and this Agreement in accordance with its customary procedures for agented credits.

                  (c) Prima Facie Evidence. The entries made in the records maintained pursuant to subsections (a) and (b) above shall, to the extent not prohibited by applicable law, be prima facie evidence of the existence and amount of the obligations of the Company and each Borrower recorded therein; provided, however, that the failure of the Agent or any Lender, as the case may be, to make any notation on its records shall not affect the Company's or the respective Borrower's obligations in respect of the Loans, the Letters of Credit or this Agreement.

                  (d) Notes. Upon the request of any Lender to the Agent and each Borrower, each Borrower agrees, at the expense of the Company, to execute and deliver to the Agent for the account of such Lender one or more promissory notes evidencing the Loan or Loans of such Lender to such Borrower, in form and substance satisfactory to the Agent and such Lender.

          2.13.   Increases of Aggregate Commitment Amount.

                  Provided that no Default exists or would exist immediately before and after giving effect thereto, the Company may at any time, at its sole cost and expense, request any one or more of the Lenders to increase its Commitment Amount (such decision to increase its Commitment Amount to be within the sole and absolute discretion of such Lender), or any other new bank reasonably satisfactory to the Agent and the Issuer to provide a new Commitment, by submitting an Increase Supplement in the form of Exhibit H (an "Increase Supplement"), duly executed by the Company and each Borrower and each such Lender or new bank, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Agent, the Agent shall execute such Increase Supplement and deliver a copy thereof to the Company and each such Lender or new bank, as the case may be. Upon execution and delivery of such Increase Supplement, (i) in the case of each such Lender, such Lender's Commitment Amount shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such new bank, such new bank shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" with a Commitment Amount in the amount set forth in such Increase Supplement, and (iii) in each case, the Commitment Amount of such Lender or new bank, as the case may be, shall be as set forth in the applicable Increase Supplement; provided, however, that:

                           (a) immediately after giving effect thereto, the Aggregate Commitment Amount shall not have been increased pursuant to this Section 2.13 to an aggregate amount greater than $150,000,000;

                           (b) if Revolving  Credit  Loans shall be  outstanding
         immediately after giving effect to such increase, each such Lender and each such new bank shall enter into a master assignment and acceptance agreement with the other Lenders in all respects reasonably satisfactory to such other Lenders, pursuant to which each such other Lender shall assign to it a portion of its Revolving Credit Loans necessary to reflect proportionately the Commitment Amounts as adjusted in accordance with this Section 2.13, and in connection with such master assignment and acceptance agreement each such other Lender may treat the assignment of Eurodollar Advances as a prepayment of such Eurodollar Advances for purposes of Section 3.5;

                           (c) each such new bank shall have delivered to the Agent and the Company all forms, if any, that are required to be delivered by such new bank pursuant to Section 3.10(b); and

                           (d) the Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

 3.       PROCEEDS, PAYMENTS, CONVERSIONS, INTEREST, YIELD PROTECTION AND FEES

          3.1.    Disbursement of the Proceeds of the Loans

                  The Agent shall disburse the proceeds of the Loans (other than the Swing Line Loans) at its office specified in Section 12.2 by crediting to the applicable Borrower's general deposit account with the Agent the funds received from each Lender. Unless the Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be confirmed by fax or other writing) that such Lender will not make available to the Agent such Lender's Commitment Percentage of the Revolving Credit Loans, to be made by it on a Borrowing Date, or the amount of the Competitive Bid Loan, the Agent may assume that such Lender has made such amount available to the Agent on such Borrowing Date in accordance with this Section, provided that, in the case of a Revolving Credit Loan, such Lender received notice thereof from the Agent in accordance with the terms hereof, and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made such amount available to the Agent, such Lender and the applicable Borrower severally agree to pay to the Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is paid to the Agent, at a rate per annum equal to, in the case of such Borrower, the applicable interest rate set forth in Section 3.4(a) and, in the case of such Lender, the Federal Funds Effective Rate from the date such payment is due until the third day after such date and, thereafter, at the Federal Funds Effective Rate plus 2%. Any such payment by an applicable Borrower shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of such Loans to such Borrower for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender to such Borrower on the Borrowing Date applicable to such Loans.

          3.2.    Payments

                  (a) Each borrowing of Revolving Credit Loans by a Borrower from the Lenders, any Conversion of Revolving Credit Loans from one Type to another, and any reduction in the Commitments shall be made pro rata according to the Commitment Percentage of each Lender. Each payment, including each prepayment, of principal and interest on the Loans and of the Facility Fee and the Letter of Credit Participation Fee (collectively, together with all of the other fees to be paid to the Agent, the Lenders, the Issuer and the Swing Line Lender in connection with the Loan Documents, the "Fees"), and of all of the other amounts to be paid to the Agent and the Lenders in connection with the Loan Documents shall be made by the Company and the Borrowers to the Agent at its office specified in Section 12.2 in funds immediately available in New York by 3:00 P.M. on the due date for such payment. The failure of a Borrower to make any such payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment made after 3:00 P.M. on such due date shall be deemed to have been made on the next Domestic Business Day or Eurodollar Business Day, as the case may be, for the purpose of calculating interest on amounts outstanding on the Loans. If the Company or a Borrower has not made any such payment prior to 3:00 P.M., the Company and such Borrower hereby authorize the Agent to deduct the amount of any such payment from such account(s) as the Company and such Borrower may from time to time designate in writing to the Agent, upon which the Agent shall apply the amount of such deduction to such payment. Promptly upon receipt thereof by the Agent, each payment of principal and interest on the: (i) Revolving Credit Loans shall be remitted by the Agent in like funds as received to each Lender (a) first, pro rata according to the amount of interest which is then due and payable to the Lenders, and (b) second, pro rata according to the amount of principal which is then due and payable to the Lenders, (ii) Swing Line Loans shall be remitted by the Agent in like funds as received to the Swing Line Lender, and (iii) Competitive Bid Loans shall be remitted by the Agent in like funds as received to each applicable Lender. Each payment of the Fees shall be promptly transmitted by the Agent in like funds as received to each party entitled thereto pro rata to each Lender in the case of the Facility Fee and the Letter of Credit Participation Fee according to such Lender's Commitment Amount or, if the Commitments shall have terminated or been terminated, according to the outstanding principal amount of such Lender's Revolving Credit Loans or Letter of Credit Exposure, respectively.

                  (b) If any payment hereunder or under the Loans shall be due and payable on a day which is not a Domestic Business Day or Eurodollar Business Day, as the case may be, the due date thereof (except as otherwise provided in the definition of Eurodollar Interest Period or Competitive Interest Period) shall be extended to the next Domestic Business Day or Eurodollar Business Day, as the case may be, and (except with respect to payments in respect of the Facility Fee and in respect of the Letter of Credit Participation Fee) interest shall be payable at the applicable rate specified herein during such extension.

          3.3.    Conversions; Other Matters

                  (a) The Company on behalf of a Borrower may elect at any time and from time to time to Convert one or more Eurodollar Advances to an ABR Advance by giving the Agent at least one Domestic Business Day's prior irrevocable notice of such election, specifying the amount to be so Converted, provided that any such Conversion shall only be made on the last day of the Interest Period applicable to each such Eurodollar Advance. In addition, a Borrower may elect from time to time to Convert an ABR Advance to any one or more new Eurodollar Advances or to Convert any one or more existing Eurodollar Advances to any one or more new Eurodollar Advances by giving the Agent at least two Eurodollar Business Days' prior irrevocable notice, in the case of a Conversion to Eurodollar Advances, of such election, specifying the amount to be so Converted and the initial Interest Period relating thereto, provided that (i) any Conversion of an ABR Advance to Eurodollar Advances shall only be made on a Eurodollar Business Day and (ii) any Conversion of Eurodollar Advances shall only be made on the last day of the Interest Period applicable thereto. The Agent shall promptly provide the Lenders with notice of each such election. ABR Advances and Eurodollar Advances may be Converted pursuant to this Section in whole or in part, provided that the amount to be Converted to each Eurodollar Advance, when aggregated with any Eurodollar Advance to be made on such date in accordance with Section 2.1 and having the same Interest Period as such first Eurodollar Advance, shall equal no less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of a Default or an Event of Default, no Borrower shall have the right to elect to Convert any existing ABR Advance to a new Eurodollar Advance or to Convert any existing Eurodollar Advance to a new Eurodollar Advance. In such event, such ABR Advance shall be automatically continued as an ABR Advance or such Eurodollar Advance shall be automatically Converted to an ABR Advance on the last day of the Interest Period applicable to such Eurodollar Advance. The foregoing shall not affect any other rights or remedies that the Agent or any Lender may have under this Agreement or any other Loan Document.

                  (c) Each Conversion shall be effected by each Lender by applying the proceeds of each new ABR Advance or Eurodollar Advance, as the case may be, to the existing Advance (or portion thereof) being Converted (it being understood that such Conversion shall not constitute a borrowing for purposes of Sections 4, 5 or 6).

                  (d) Notwithstanding any other provision of any Loan Document:

                           (i) if a Borrower shall have failed to elect a Eurodollar Advance under Section 2.3 or this Section 3.3, as the case may be, in connection with any borrowing of new Revolving Credit Loans or expiration of an Interest Period with respect to any existing Eurodollar Advance, the amount of the Revolving Credit Loans subject to such borrowing or such existing Eurodollar Advance shall thereafter be an ABR Advance until such time, if any, as such Borrower shall elect a new Eurodollar Advance pursuant to this Section 3.3,

                           (ii) a Borrower shall not be permitted to select a Eurodollar Advance the Interest Period in respect of which ends later than the Commitment Termination Date or such earlier date upon which all of the Commitments shall have been voluntarily terminated in accordance with Section 2.6, and

                           (iii) the Borrowers shall not be permitted to have more than 15 Eurodollar Advances and Competitive Bid Loans outstanding at any one time, it being understood and agreed that each borrowing of Eurodollar Advances or Competitive Bid Loans pursuant to a single Borrowing Request or Competitive Bid Request shall constitute the making of one Eurodollar Advance or Competitive Bid Loan for the purpose of calculating such limitation.

          3.4.    Interest Rates and Payment Dates

                  (a) Prior to Maturity. Except as otherwise provided in Sections 3.4(b) and 3.4(c), the Loans shall bear interest on the unpaid principal balance thereof at the applicable interest rate or rates per annum set forth below:


LOANS                                  RATE
-----                                  ----

Revolving Credit Loans                 Alternate Base Rate applicable
made as ABR Advances                   thereto plus the Applicable Margin.

Revolving Credit Loans                 Eurodollar Rate applicable thereto
made as Eurodollar Advances            plus the Applicable Margin.

Competitive                            Bid Loans Fixed rate of
                                       interest     applicable
                                       thereto accepted by the
                                       Company  on  behalf  of
                                       the applicable Borrower
                                       pursuant   to   Section
                                       2.4(d).

Swing                                  Line  Loans  Negotiated
                                       Rate applicable thereto
                                       as  provided in Section
                                       2.2(a).


                    (b) After Maturity, Late Payment Rate. After maturity, whether by acceleration, notice of intention to prepay or otherwise, the outstanding principal balance of the Loans shall bear interest at the Alternate Base Rate plus 2% per annum until paid (whether before or after the entry of any judgment thereon). Any payment of principal, interest, Fees or any other amount payable under the Loan Documents not paid on the date when due and payable shall bear interest at (i) in the case of principal, the applicable interest rate set forth in Section 3.4(a) plus 2 % per annum and (h) in the case of interest, Fees or any other amount payable under the Loan Documents, the Alternate Base Rate plus the Applicable Margin plus 2% per annum, in each case from the due date thereof until the date such payment is made (whether before or after the entry of any judgment thereon.

                    (c) Highest Lawful Rate. Notwithstanding anything to the contrary contained in this Agreement, at no time shall the interest rate payable to any Lender on any of its Loans, together with the Fees and all other amounts payable hereunder to such Lender to the extent the same constitute or are deemed to constitute interest, exceed the Highest Lawful Rate. If in respect of any period during the term of this Agreement, any amount paid to any Lender hereunder, to the extent the same shall (but for the provisions of this Section 3.4) constitute or be deemed to constitute interest, would exceed the maximum amount of interest permitted by the Highest Lawful Rate during such period (such amount being hereinafter referred to as an "Unqualified Amount"), then (i) such Unqualified Amount shall be applied or shall be deemed to have been applied as a prepayment of the Loans of such Lender, and (ii) if, in any subsequent period during the term of this Agreement, all amounts payable hereunder to such Lender in respect of such period which constitute or shall be deemed to constitute interest shall be less than the maximum amount of interest permitted by the Highest Lawful Rate during such period, then the applicable Borrower shall pay to such Lender in respect of such period an amount (each a "Compensatory Interest Payment") equal to the lesser of (x) a sum which, when added to all such amounts, would equal the maximum amount of interest permitted by the Highest Lawful Rate during such period, and (y) an amount equal to the aggregate sum of all Unqualified Amounts less all other Compensatory Interest Payments.

                    (d) General. Interest shall be payable in arrears on each Interest Payment Date, on the Commitment Termination Date, and, to the extent provided in Section 2.7(b), upon each prepayment of the Loans. Any change in the interest rate on the Loans resulting from an increase or a decrease in the Alternate Base Rate or any reserve requirement shall become effective as of the opening of business on the day on which such change shall become effective. The Agent shall, as soon as practicable, notify the Company on behalf of all Borrowers and the Lenders of the effective date and the amount of each change in the Fleet Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrowers to pay interest on the Loans in the amounts and on the dates set forth herein. Each determination by the Agent of the Alternate Base Rate, the Federal Funds Effective Rate, the Eurodollar Rate and the Competitive Bid Rate pursuant to this Agreement shall be conclusive and binding on the Borrowers absent manifest error. Each Borrower acknowledges that to the extent interest payable on the Loans is based on the Alternate Base Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the Alternate Base Rate, the Lenders have not committed to charge, and the Borrowers have not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make extensions of credit to other Persons. All interest (other than interest calculated with reference to the Fleet Rate) shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and all interest calculated with reference to the Fleet Rate shall be made on the basis of a 365/366-day year for the actual number of days elapsed.

          3.5.    Indemnification for Loss

                  Notwithstanding anything contained herein to the contrary, if a Borrower shall fail to borrow a Eurodollar Advance or if a Borrower shall fail to Convert a Eurodollar Advance after it shall have given notice to do so in which it shall have requested a Eurodollar Advance pursuant to Section 2.3 or 3.3, as the case may be, or if the Borrower shall fail to borrow a Swing Line Loan after it shall have agreed to a Negotiated Rate with respect thereto in accordance with Section 2.2(a), or if the applicable Borrower shall fail to borrow a Competitive Bid Loan after the Company on behalf of such Borrower shall have accepted any offer with respect thereto in accordance with Section 2.4, or if a Eurodollar Advance, Swing Line Loan or Competitive Bid Loan shall be terminated for any reason prior to the last day of the Interest Period applicable thereto, or if any repayment or prepayment of the principal amount of a Eurodollar Advance, Swing Line Loan or Competitive Bid Loan is made for any reason on a date which is prior to the last day of the Interest Period applicable thereto, such Borrower agrees to indemnify each Lender (or the Swing Line Lender, as applicable) against, and to pay on demand directly to such Lender the amount (calculated by such Lender using any method chosen by such Lender which is customarily used by such Lender for such purpose) equal to any loss or expense suffered by such Lender as a result of such failure to borrow or Convert, or such termination, repayment or prepayment, including any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Advance, Swing Line Loan or Competitive Bid Loan, as the case may be, or redeploying funds prepaid or repaid, in amounts which correspond to such Eurodollar Advance, Swing Line Loan or Competitive Bid Loan, as the case may be, and any reasonable internal processing charge customarily charged by such Lender in connection therewith.

          3.6.    Reimbursement for Costs, Etc.

                  If at any time or from time to time there shall occur a Regulatory Change and the Issuer or any Lender shall have reasonably determined that such Regulatory Change (i) shall have had or will thereafter have the effect of reducing (A) the rate of return on the Issuer's or such Lender's capital or the capital of any Person directly or indirectly owning or controlling the Issuer or such Lender (each a "Control Person"), or (B) the asset value (for capital purposes) to the Issuer or such Lender or such Control Person, as applicable, of the Reimbursement Obligations, or any participation therein, or the Loans, or any participation therein, in any case to a level below that which the Issuer or such Lender or such Control Person could have achieved or would thereafter be able to achieve but for such Regulatory Change (after taking into account the Issuer's, such Lender's or such Control Person's policies regarding capital), (ii) will impose, modify or deem applicable any reserve, asset, special deposit or special assessment requirements on deposits obtained in the interbank eurodollar market in connection with the Loan
Documents (excluding, with respect to any Eurodollar Advance, any such requirement which is included in the determination of the rate applicable thereto), (iii) will subject the Issuer, or such Lender or such Control Person, as applicable, to any tax (documentary, stamp or otherwise) with respect to this Agreement or any Loan Document, or (iv) will change the basis of taxation of payments to the Issuer or such Lender or such Control Person, as applicable, of principal, interest or fees payable under the Loan Documents (except, in the case of clauses (iii) and (iv) above, for any tax or changes in the rate of tax on the Issuer's, or such Lender's or such Control Person's net income) then, in each such case, within ten days after demand by the Issuer or such Lender, as applicable, the Company shall pay to the Issuer, such Lender or such Control Person, as the case may be, such additional amount or amounts as shall be sufficient to compensate the Issuer, such Lender or such Control Person, as the case may be, for any such reduction, reserve or other requirement, tax, loss, cost or expense (excluding general administrative and overhead costs) attributable to the Issuer's, such Lender's or such Control Person's compliance during the term hereof with such Regulatory Change. The Issuer and each Lender may make multiple requests for compensation under this Section.

          3.7.    Illegality of Funding

                  Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for such Lender to make or maintain any Eurodollar Advance as contemplated by this Agreement, such Lender shall promptly notify the Company on behalf of all Borrowers and the Agent thereof, and (a) the commitment of such Lender to make such Eurodollar Advances or Convert ABR Advances to such Eurodollar Advances shall forthwith be suspended, (b) such Lender shall fund its portion of each requested Eurodollar Advance as an ABR Advance and (c) such Lender's Loans then outstanding as such Eurodollar Advances, if any, shall be Converted automatically to an ABR Advance on the last day of the then current Interest Period applicable thereto or at such earlier time as may be required. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall have obtained actual knowledge that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender shall promptly notify the Agent and the Company on behalf of all Borrowers thereof and, upon receipt of such notice by each of the Agent and the Company, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section, such suspension shall not otherwise affect such Lender's Commitment.

          3.8.    Option to Fund; Substituted Interest Rate

                  (a) Each Lender has indicated that, if a Borrower requests a Swing Line Loan, a Eurodollar Advance or a Competitive Bid Loan, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Commitment Percentage of such Swing Line Loan, Eurodollar Advance or Competitive Bid Loan during the Interest Period with respect thereto; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid in respect of such Swing Line Loan, Eurodollar Advance or Competitive Bid Loan and any amounts owing under Sections 3.5 and 3.6. The Swing Line Lender and each Lender shall be entitled to fund and maintain its funding of all or any part of each Swing Line Loan, Eurodollar Advance and Competitive Bid Loan in any manner it sees fit, but all such determinations hereunder shall be made as if such Lender had actually funded and maintained its Swing Line Loan or Competitive Bid Loan or its Commitment Percentage of each Eurodollar Advance during the applicable Interest Period through the purchase of deposits in an amount equal to the amount of such Swing Line Loan, Eurodollar Advance or Competitive Bid Loan, and having a maturity corresponding to such Interest Period. The Swing Line Lender, with respect to Swing Line Loans, and any Lender may fund its Competitive Bid Loans or Commitment Percentage of each Eurodollar Advance from or for the account of any branch or office of such Lender as such Lender may choose from time to time, subject to Section 3.10.

                    (b) In the event that (i) the Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 2.3 or Section 3.3, or (ii) the Required Lenders shall have notified the Agent that they have in good faith determined (which determination shall be conclusive and binding on the Borrowers) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or finding loans bearing interest based on such Eurodollar Rate with respect to any portion of the Loans that a Borrower has requested be made as Eurodollar Advances or any Eurodollar Advance that will result from the requested conversion of any portion of the Loans into Eurodollar Advances (each, an "Affected Advance"), the Agent shall promptly notify the Company on behalf of the Borrowers and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination on or, to the extent practicable, prior to the requested Borrowing Date or conversion date for such Affected Advances. If the Agent shall give such notice, (A) any Affected Advances shall be made as ABR Advances (or, subject to the terms hereof, Competitive Bid Loans), (B) the Loans (or any portion thereof) that were to have been Converted to Affected Advances shall be Converted to or continued as ABR Advances (or, subject to the terms hereof, Competitive Bid Loans), and (C) any outstanding Affected Advances shall be Converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances (or, subject to the terms hereof, Competitive Bid Loans). Until any notice under clauses (i) or (ii), as the case may be, of this Section 3.8(b) has been withdrawn by the Agent (by notice to the Company on behalf of the Borrowers) promptly upon either (x) the Agent having determined that such circumstances affecting the relevant market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to
Section 2.3 or Section 3.3, or (y) the Agent having been notified by such Required Lenders that circumstances no longer render the Loans (or any portion thereof) Affected Advances, no further Eurodollar Advances shall be required to be made by the Lenders nor shall the Borrowers have the right to Convert all or any portion of the Loans to Eurodollar Advances.

          3.9.    Certificates of Payment and Reimbursement

                  Each of the Issuer and each Lender agrees, in connection with any request by it for payment or reimbursement pursuant to Section 3.5 or 3.6, to provide the applicable Borrower with a certificate, signed by an officer of the Issuer or such Lender, as the case may be, setting forth a description in reasonable detail of any such payment or reimbursement. Each determination by the Issuer and each Lender of such payment or reimbursement shall be conclusive absent manifest error.

          3.10.   Taxes; Net Payments

                  (a) All payments made by the Borrowers under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any taxes required by law to be withheld from any amounts payable under the Loan Documents. In the event that a Borrower is prohibited by law from making such payments free of deductions or withholdings, then such Borrower shall pay such additional amounts to the Agent, for the benefit of the Issuer and the Lenders, as may be necessary in order that the actual amounts received by the Issuer and the Lenders in respect of interest and any other amounts payable under the Loan Documents after deduction or withholding (and after payment of any additional taxes or other charges due as a consequence of the payment of such additional amounts) shall equal the amount that would have been received if such deduction or withholding were not required. In the event that any such deduction or withholding can be reduced or nullified as a result of the application of any relevant double taxation convention, the Lenders, the Issuer and the Agent will, at the expense of the applicable Borrower, cooperate with such Borrower in making application to the relevant taxing authorities seeking to obtain such reduction or nullification, provided that the Lenders, the Issuer and the Agent shall have no obligation to (i) engage in litigation with respect thereto or (ii) disclose any tax return or other confidential information. If a Borrower shall make any payment under this Section or shall make any deduction or withholding from amounts paid under any Loan Document, such Borrower shall forthwith forward to the Agent original or certified copies of official receipts or other evidence acceptable to the Agent establishing each such payment, deduction or withholding, as the case may be, and the Agent in turn shall distribute copies thereof to the Issuer and each Lender. If any payment to the Issuer or any Lender under any Loan Document is or becomes subject to any withholding, the Issuer or such Lender, as the case may be, shall (unless otherwise required by a Governmental Authority or as a result of any law, rule, regulation, order or similar directive applicable to the Issuer or such Lender, as the case may be) designate a different office or branch to which such payment is to be made from that initially selected thereby, if such designation would avoid such withholding and would not be otherwise disadvantageous to the Issuer or such Lender, as the case may be, in any respect. In the event that the Issuer or any Lender determines that it received a refund or credit for taxes paid by a Borrower under this Section, the Issuer or such Lender, as the case may be, shall promptly notify the Agent and such Borrower of such fact and shall remit to such Borrower the amount of such refund or credit applicable to the payments made by such Borrower in respect of the Issuer or such Lender, as the case may be, under this Section.

                    (b) So long as it is lawfully able to do so, each Lender not incorporated under the laws of the United States or any State thereof shall deliver to the Company on behalf of itself and the other Borrowers such certificates, documents, or other evidence as a Borrower may reasonably require from time to time as are necessary to establish that such Lender is not subject to withholding under Section 1441, 1442 or 3406 of the Internal Revenue Code or as may be necessary to establish, under any law imposing upon such Borrower, hereafter, an obligation to withhold any portion of the payments made by such Borrower under the Loan Documents, that payments to the Agent on behalf of such Lender are not subject to withholding. Notwithstanding any provision herein to the contrary, a Borrower shall have no obligation to pay to the Issuer, the Swing Line Lender or any Lender any amount which such Borrower is liable to withhold due to the failure of the Issuer, the Swing Line Lender or such Lender, as the case may be, to file any statement of exemption required by the Internal Revenue Code.

          3.11.   Facility Fee

                  The Company agrees to pay to the Agent for the pro rata account of each Lender a fee (the "Facility Fee"), payable quarterly in arrears during the period commencing on the Effective Date and ending on the Expiration Date, on the last day of each March, June, September and December of each year, commencing on the last day of the calendar quarter in which the Effective Date shall have occurred, and on the Expiration Date, at a rate per annum equal to the Applicable Margin of (i) prior to the Commitment Termination Date or such earlier date upon which all of the Commitments shall have been voluntarily terminated by the Company in accordance with Section 2.6, the Commitment Amount of such Lender (whether used or unused), and (ii) thereafter, the sum of the outstanding principal balance of all Revolving Credit Loans of such Lender, such Lender's Swing Line Exposure and such Lender's Letter of Credit Exposure. Notwithstanding anything to the contrary contained in this Section, on and after the Commitment Termination Date, the Facility Fee shall be payable upon demand. In addition, upon each reduction of the Aggregate Commitment Amount, the Company shall pay the Facility Fee accrued on the amount of such reduction through the date of such reduction. The Facility Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         3.12. Letter of Credit Participation Fee; Other Letter of Credit Fees

                  The Company agrees to pay to the Agent for the pro rata account of each Lender a fee (the "Letter of Credit Participation Fee") with respect to each Standby Letter of Credit and Commercial Letter of Credit, payable quarterly in arrears during the period commencing on the Effective Date and ending on the Commitment Termination Date on the last day of each March, June, September and December of each year, commencing on the last day of the calendar quarter in which the Effective Date shall have occurred, and ending on the expiration date or the date of termination of such Letter of Credit, at a rate per annum equal to the Applicable Margin of the average daily amount which may be drawn under such Letter of Credit during such period (whether or not the conditions for drawing thereunder have or may be satisfied) multiplied by such Lender's Commitment Percentage. The Letter of Credit Participation Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. The Borrowers also agree to pay to the Issuer, for the Issuer's account, a fronting fee agreed upon with the Issuer, payable quarterly in arrears, and the Issuer's customary issuance, administrative, amendment, payment and negotiation fees and charges in connection with each Letter of Credit.

4.       REPRESENTATIONS AND WARRANTIES

         In order to induce the Agent, the Lenders and the Issuer to enter into this Agreement, the Lenders to make the Loans and the Issuer to issue Letters of Credit, the Company (on behalf of itself and all Borrowers) hereby makes the following representations and warranties to the Agent, the Lenders and the
Issuer:

          4.1.    Existence and Power

                  Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (except, in the case of the Subsidiaries, where the failure to be in such good standing could not reasonably be expected to have a Material Adverse effect), has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real Property or in which the nature of its business requires it to be so qualified (except those jurisdictions where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse effect).

         4.2.     Authority

                    Each Credit Party has full corporate power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate action and are not in contravention of any applicable law or the terms of its Certificate of Incorporation and By-Laws. No consent or approval of, or other action by, shareholders of any Credit Party, any Governmental Authority, or any other Person (which has not already been obtained and delivered to the Agent) is required to authorize in respect of such Credit Party, or is required in connection with the execution, delivery, and performance by such Credit Party of the Loan Documents to which it is a party, or is required as a condition to the enforceability of the Loan Documents to which it is a party against such Credit Party.

         4.3.     Binding Agreement

                  The Loan Documents to which it is a party constitute the valid and legally binding obligations of each Credit Party, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of specific performance as a remedy.

          4.4.    Litigation

                  There are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Company or any Subsidiary or otherwise) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of its respective Properties, or maintained by the Company or any Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. There are no proceedings pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary (a) which call into question the validity or enforceability of, or otherwise seek to invalidate any Loan Document, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document.

          4.5.    No Conflicting Agreements

                  (a) Neither the Company nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Credit Party of the Loan Documents to which it is a party.

                  (b) No provision of any existing material mortgage, material indenture, material contract or material agreement or of any existing statute, rule, regulation, judgment, decree or order binding on the Company or any Subsidiary or affecting the Property of the Company or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by any Credit Party of the terms of, any Loan Document to which it is a party. The execution, delivery or performance by each Credit Party of the terms of each Loan Document to which it is a party will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Credit Party pursuant to the terms of any such mortgage, indenture, contract or agreement.

          4.6.    Taxes

                  The Company and each Subsidiary has filed or caused to be filed all tax returns, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it, the failure of which to file or pay could reasonably be expected to have a Material Adverse effect, and no tax Liens (other than Liens permitted under Section 8.2) have been filed against such Credit Party and no claims are being asserted with respect to such taxes which are required by GAAP to be reflected in the Financial Statements and are not so reflected, except for taxes which have been assessed but which are not yet due and payable. The charges, accruals and reserves on the books of the Company and each Subsidiary with respect to all federal, state, local and other taxes are considered by the management of the Company to be adequate, and the Company knows of no unpaid assessment which (a) could reasonably be expected to have a Material Adverse effect, or (b) is or might be due and payable against it or any Subsidiary or any Property of the Company or any Subsidiary, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP or which have been assessed but are not yet due and payable.

          4.7.    Compliance with Applicable Laws; Filings

                  Neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. The Company and each Subsidiary is complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. The Company and each Subsidiary has filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

          4.8.    Governmental Regulations

                  Neither the Company nor any Subsidiary nor any corporation controlling the Company or any Subsidiary or under common control with the Company or any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which regulates the incurrence of Indebtedness.

         4.9.     Federal Reserve Regulations; Use of Loan Proceeds

                  No Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans or the Letters of Credit has been or will be used, directly or indirectly, to purchase, acquire or carry any Margin Stock or for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended. Anything in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to a Borrower in violation of any limitation or prohibition provided by any applicable law, regulation or statute, including Regulation U of the Board of Governors of the Federal Reserve System.

          4.10.   No Misrepresentation

                  No representation or warranty contained in any Loan Document and no certificate or written report furnished by a Credit Party to the Agent or any Lender contains or will contain, as of its date, a misstatement of material fact, or omits or will omit to state, as of its date, a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made.

          4.11.   Plans

                  Each Employee Benefit Plan of the Company, each Subsidiary and each ERISA Affiliate is in compliance with ERISA and the Internal Revenue Code, where applicable, except where the failure to so comply would not be material. The Company, each Subsidiary and each ERISA Affiliate have complied with the material requirements of Section 515 of ERISA with respect to each Pension Plan which is a Multiemployer Plan, except where the failure to so comply would not be material. The Company and each Subsidiary and each ERISA Affiliate has, as of the date hereof, made all contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement. No liability to the PBGC has been, or is reasonably expected by the Company, any Subsidiary or any ERISA Affiliate to be, incurred by the Company or such Subsidiary or ERISA Affiliate. Liability, as referred to in this
Section 4.11, includes any joint and several liability, but excludes any liability for premiums under Section 4007 of ERISA. Each Employee Benefit Plan which is a group health plan within the meaning of Section 5000(b)(1) of the Internal Revenue Code is in material compliance with the continuation of health care coverage requirements of Section 4980B of the Internal Revenue Code.

          4.12.   Environmental Matters

                  Neither the Company nor any Subsidiary (a) has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, arising in connection with (i) any non-compliance with or violation of the requirements of any applicable federal, state or local environmental health or safety statute or regulation, or (ii) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment, (b) to the best knowledge of the Company, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse effect,
(c) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other substance into the environment for which the Company or such Subsidiary is or would be liable, which liability would reasonably be expected to have a Material Adverse effect, or (d) has received notice that the Company or such Subsidiary is or may be liable to any Person under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq., or any analogous state law, which liability would reasonably be expected to have a Material Adverse effect. The Company and each Subsidiary is in compliance with the financial responsibility requirements of federal and state environmental laws to the extent applicable, including those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law, except in those cases in which the failure so to comply would not reasonably be expected to have a Material Adverse effect.

         4.13.    Financial Statements

                  The Company has heretofore delivered to the Lenders through the Agent (i) copies of the audited Consolidated Balance Sheet of the Company and its Subsidiaries as of January 1, 2000, and the related Consolidated Statement of Income and Retained Earnings, and Consolidated Statement of Cash Flows, for the fiscal year then ended (collectively, together with any related notes and schedules, the "Annual Financial Statements") and (ii) copies of the unaudited Consolidated Balance Sheet of the Company and its Subsidiaries as of July 1, 2000, and the related Consolidated Statement of Cash Flows, for the six months then ended (without footnotes and subject to year-end adjustments, none of which shall be materially adverse) (together with the Annual Financial Statements, the "Financial Statements"). The Financial Statements fairly present the Consolidated financial condition and results of the operations of the Company and the Subsidiaries, in each case as of the dates and for the periods indicated therein and, except as noted therein, have been prepared in conformity with GAAP as then in effect. Neither the Company nor any Subsidiary has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP as then in effect, should have been disclosed in the Financial Statements and was not. Since January 1, 2000 (x) there has been no Material Adverse change, including as a result of any change in law, in the consolidated financial condition, operations, business or Property of the Company and its Subsidiaries and (y) the Company and its Subsidiaries have conducted their businesses only in the ordinary course.

          4.14.   Solvency; Events of Default

                  Immediately after giving effect to the making of each Loan and the issuance of each Letter of Credit, the Company and each Subsidiary is and will be Solvent. As of the date of this Agreement, no Default or Event of Default exists.

          4.15.   Title to Properties

                  Each Credit Party has good and marketable title to all of its material properties, assets and rights of every name and nature now purported to be owned by it (including intellectual property), which properties, assets and rights include all those necessary to permit each Credit Party to conduct its business as such business was conducted on January 1, 2000, free from all liens, charges and encumbrances whatsoever except for insubstantial and immaterial defects in title and liens, charges and encumbrances permitted under Section 8.2.

          4.16.   Subsidiaries

                  As of the date of this Agreement, no Credit Party has any Subsidiaries or business divisions except as set forth on Schedule 4.16 with respect to such Credit Party.

          4.17.   Contracts with Affiliates

                  Except as disclosed on Schedule 4.17, and except for agreements or transactions (in each case) in the ordinary course of business and on an arm's-length basis, no Credit Party is a party to or otherwise bound by any agreements, instruments or contracts (whether written or oral) with any Affiliate, except for any such agreement, instrument or contract (other than any agreement, instrument or contract for borrowed money) as could not reasonably be expected to have a Material Adverse effect.

          4.18.   Disclosure

                  No representations and warranties made by the Company or any other Credit Party in this Agreement, any other Loan Document or in any other agreement, instrument, document, certificate, statement or letter furnished to the Agent or any Lender by or on behalf of the Company or any other Credit Party, and no other factual information heretofore or contemporaneously furnished by or on behalf of the Company or any other Credit Party to the Agent or any Lender, in connection with any of the transactions contemplated by any of the Loan Documents contains (as of the date given) any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in any material respect in light of the circumstances in which they are made. Except as disclosed herein, there is no fact known to the Company or any other Credit Party which is Materially Adverse, or which could in the future reasonably be expected to be Materially Adverse to the Credit Parties taken as a whole.

          4.19.   Restrictions on Credit Parties

                  No Credit Party is a party to or bound by any contract, agreement or instrument, nor subject to any charter or other corporate restriction which could, under current or foreseeable conditions, be reasonably expected to have a Material Adverse affect on the Credit Parties.

         4.20     Year 2000 Compliance

                  The Company and each other Credit Party has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by the Company or any other Credit Party may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result, and is not reasonably expected to result, in any material adverse effect on the business, properties, assets, financial condition, results of operations or prospects of the Company or any other Credit Party, or the ability of the Company or any other Credit Party to duly punctually pay or perform its obligations hereunder and under the other Loan Documents.

5. CONDITIONS OF EFFECTIVENESS OF THIS AGREEMENT

         This Agreement shall become effective upon the fulfillment of the following conditions precedent:

          5.1.    Evidence of Corporate Action

                  The Agent shall have received a certificate, dated the Effective Date, of the Secretary or an Assistant Secretary of each Credit Party,
(i) attaching a true and complete copy of the resolutions of its Board of Directors (or other governing body, as applicable) and of all documents evidencing all other necessary corporate or other action (in form and substance reasonably satisfactory to the Agent) taken by such Credit Party to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching its Certificate of Incorporation and By-Laws (or other organizational documents, as applicable), (iii) setting forth the incumbency of the officer or officers of such Credit Party who may sign the Loan Documents to which it is a party and any other certificates, requests, notices or other documents now or in the future required thereunder, including therein a signature specimen of such officers, and (iv) attaching a long-form certificate of good standing of the Secretary of State of the state of incorporation or organization of the Company, LNT, Inc., Linens 'n Things Center, Inc., Rockford L.T., Inc., Bloomington, MN. L.T., Inc. and each other Credit Party, if any.

          5.2.    Opinion of Special Counsel

                  The Agent shall have received from Special Counsel an opinion, dated the Effective Date, substantially in the form of Exhibit F.

          5.3.    Opinion of Counsel to the Credit Parties

                  The Agent shall have received an opinion of Denise Tolles, Esq., counsel to the Credit Parties, dated the Effective Date, substantially in the form of Exhibit E.

          5.4.    Subsidiary Guaranty

                  The Agent shall have received the Subsidiary Guaranty duly executed by an Authorized Signatory of each Subsidiary Guarantor.

         5.5      Other Deliveries

                  The Agent shall have received each of the other items required to be delivered by any Credit Party or counsel to any Credit Party, as set forth on the Closing Agenda attached hereto as Exhibit N, in each case in form and substance reasonably satisfactory to the agent.

         5.6      Payoff

                  The Agent shall have received reasonably satisfactory evidence that the loans and other extensions of credit to any Credit Party by The Bank of New York, as agent, pursuant to credit arrangements dated as of March 31, 1998, have been paid in full and terminated.

         5.7.     Fees

                  The Agent, the Lenders and the Arranger shall have received payment of all fees required to be paid on the Effective Date, and all expenses for which invoices have been presented on or before the Effective Date.

6.        CONDITIONS OF LENDING-ALL LOANS AND LETTERS OF CREDIT

         The obligation of each Lender on any Borrowing Date to make each Revolving Credit Loan, the Swing Line Lender to make each Swing Line Loan, the Issuer to issue each Letter of Credit and any Lender to make a Competitive Bid Loan are subject to the fulfillment of the following conditions precedent:

          6.1.    Compliance

                  On each Borrowing Date, and after giving effect to the Loans to be made or the Letters of Credit to be issued on such Borrowing Date, (a) there shall exist no Default or Event of Default, and (b) the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date, except those which are expressly specified to be made as of an earlier date.

          6.2.    Requests

                  The Agent shall have received either or both, as applicable, of a Borrowing Request or a Letter of Credit Request from the Company on behalf of the applicable Borrower.

          6.3.    Loan Closings

                  All documents required by the provisions of this Agreement to have been executed or delivered to the Agent, any Lender or the Issuer on or before the applicable Borrowing Date shall have been so executed or delivered on or before such Borrowing Date.

          6.4.    No Change in Law

                  No change in applicable law or regulation shall have occurred as a consequence of which it shall have become and continue to be unlawful for any Lender or any Borrower to perform its respective agreements or obligations under any Loan Document to which it is a party.

7.       AFFIRMATIVE AND FINANCIAL COVENANTS

         The Company covenants and agrees that on and after the Effective Date and until the later to occur of (a) the Commitment Termination Date, and (b) the payment in full of the Loans, the Reimbursement Obligations, the Fees and all other sums payable under the Loan Documents, the Company will:

          7.1.    Legal Existence

                  Except as may otherwise be permitted by Sections 8.3 and 8.4, maintain, and cause each Subsidiary to maintain, its corporate existence in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse effect, except that the corporate existence of Subsidiaries operating closing or discontinued operations may be terminated. Notwithstanding the foregoing, it is agreed that substantially all of the Subsidiaries listed on Schedule B to the Subsidiary Guaranty shall, on or before April 30, 2001, be liquidated or dissolved (and all assets and properties of such Subsidiaries shall, prior to (or as a result of) such liquidation or dissolution be transferred to a Borrower), or shall be merged with and into one of the Borrowers (and such Borrower shall be the survivor of such merger).

          7.2.    Taxes

                  Pay and discharge when due, and cause each Subsidiary so to do, all taxes, assessments, governmental charges, license fees and levies upon or with respect to the Company and such Subsidiary, and upon the income, profits and Property thereof unless, and only to the extent, that either (i)(a) such taxes, assessments, governmental charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary, and (b) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor, or (ii) the failure to pay or discharge such taxes, assessments, governmental charges, license fees and levies could not reasonably be expected to have a Material Adverse effect.

          7.3.    Insurance

                  Keep, and cause each Subsidiary to keep, insurance with responsible insurance companies in such amounts and against such risks as is usually carried by businesses similar to the Company and the Subsidiaries.

          7.4.    Performance of Obligations

                  Pay and discharge promptly when due, and cause each Subsidiary so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (a) have a Material Adverse effect, or (b) become a Lien on the Property of the Borrower or any Subsidiary, except those Liens permitted under Section 8.2, provided that neither the Company nor such Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such Indebtedness, obligation or claim so long as (i) the validity thereof shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary, and (ii) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

          7.5.    Condition of Property

                  Except for ordinary wear and tear, at all times, maintain, protect and keep in good repair, working order and condition, all material Property necessary for the operation of its business (other than Property which is replaced with similar Property) as then being operated, and cause each Subsidiary so to do.

          7.6.    Observance of Legal Requirements

                  Observe and comply in all material respects, and cause each Subsidiary so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it or to such Subsidiary, a violation of which could reasonably be expected to have a Material Adverse effect.

          7.7.    Financial Statements and Other Information

                  Maintain, and cause each Subsidiary to maintain, a standard system of accounting in accordance with GAAP, and furnish to each Lender:

                  (a) As soon as available and, in any event, within 90 days after the close of each fiscal year, a copy of (x) the Company's 10-K in respect of such fiscal year, and (y) (i) the Company's Consolidated Balance Sheet as of the end of such fiscal year, and (ii) the related Consolidated Statements of Earnings, Shareholders' Equity and Cash Flows, as of and through the end of such fiscal year, setting forth in each case in comparative form the corresponding figures in respect of the previous fiscal year, all in reasonable detail, and accompanied by a report of the Company's auditors, which report shall contain no qualification as to scope of audit or going concern and shall state that (A) such auditors audited such financial statements, (B) such audit was made in accordance with generally accepted auditing standards in effect at the time and provides a reasonable basis for such opinion, and (C) said financial statements have been prepared in accordance with GAAP;

                  (b) As soon as available, and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of (x) the Company's 10-Q in respect of such fiscal quarter, and (y) (i) the Company's Consolidated Balance Sheet as of the end of such quarter, and (ii) the related Consolidated Statements of Earnings, Shareholders' Equity and Cash Flows for (A) such quarter, and (B) the period from the beginning of the then current fiscal year to the end of such quarter, in each case in comparable form with the prior fiscal year, all in reasonable detail and prepared in accordance with GAAP (without footnotes and subject to year-end adjustments);

                  (c) Simultaneously with the delivery of the financial statements required by clauses (a) and (b) above, a certificate of the chief financial officer or treasurer of the Company (or such other officer as shall be acceptable to the Agent) certifying that no Default or Event of Default shall have occurred or be continuing or, if so, specifying in such certificate all such Defaults and Events of Default, and setting forth computations in reasonable detail demonstrating compliance with Sections 7.10, 8.1, 8.5 and 8.12 as at the end of such fiscal quarter or fiscal year, as the case may be;

                  (d) Promptly upon becoming available, copies of all regular or periodic reports (including, without limitation, current reports on Form 8-K) which the Company or any Subsidiary may now or hereafter be required to file with or deliver to the Securities and Exchange Commission, or any other Governmental Authority succeeding to the functions thereof, and copies of all material news releases sent to all stockholders;

                  (e) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming the Company or any Subsidiary a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse effect, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise or other authorization issued to the Company or any Subsidiary by any Governmental Authority, (iii) any refusal by any Governmental Authority to renew or extend any license, permit, franchise or other authorization, and (iv) any dispute between the Company or any Subsidiary and any Governmental Authority, which lapse, termination, refusal or dispute, referred to in clause (ii), (iii) or (iv) above, could reasonably be expected to have a Material Adverse effect;

                  (f) Prompt written notice of the occurrence of (i) each Default, (ii) each Event of Default, and (iii) each Material Adverse change;

                  (g) Promptly upon receipt thereof, copies of any audit reports and management letters delivered in connection with the statements referred to in Section 7.7(a); and

                  (h) From time to time, such other information regarding the financial position or business of the Company and the Subsidiaries, as the Agent, at the request of any Lender, may reasonably request.

          7.8.    Records

                  Upon reasonable notice and during normal business hours, permit representatives of the Agent and each Lender to visit the offices of the Company and each Subsidiary, to examine the books and records (other than tax returns and work papers related to tax returns) thereof and auditors' reports relating thereto, to discuss the affairs of the Company and each Subsidiary with the respective officers thereof, and to meet and discuss the affairs of the Company and each Subsidiary with the Company's auditors, provided that if a Default shall have occurred and be continuing, no notice shall be required and such visits shall not be restricted to normal business hours. Any meeting with the Company's auditors shall be at the expense of the Company if, at the time thereof, a Default shall have occurred and be continuing.

          7.9.    Authorizations

                  Maintain and cause each Subsidiary to maintain, in full force and effect, all copyrights, patents, trademarks, trade names, franchises, licenses, permits, applications, reports, and other authorizations and rights, which, if not so maintained, would individually or in the aggregate have a Material Adverse effect.

          7.10.   Financial Covenants

                  (a) Fixed Charge Coverage Ratio. Maintain at all times a Fixed Charge Coverage Ratio of not less than 1.50: 1.00.

                  (b) Leverage Ratio. Maintain at all times a Leverage Ratio of not more than 1.75: 1. 00.

                  (c) Minimum Tangible Net Worth. Maintain at all times Tangible Net Worth in an amount not less than the sum of (i) $340,000,000, (ii) 50% of cumulative Consolidated net income (without giving effect to any net losses) for each fiscal quarter commencing with the fiscal quarter ending September 30, 2000 and (iii) 100% of the cumulative net proceeds received by the Company from any sale to the public of its capital Stock for the period commencing after the Effective Date.

          7.11.   Further Assurances

                  Each Credit Party shall do, make, execute and deliver all such additional and further acts, things, assurances, and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Lenders their rights hereunder and under the other Loan Documents and to carry into effect the provisions and intent of this Agreement.

8. NEGATIVE COVENANTS

         The Company covenants and agrees that on and after the Effective Date and until the later to occur of (a) the Commitment Termination Date, and (b) the payment in full of the Loans, the Reimbursement Obligations, the Fees and all other sums which are payable under the Loan Documents, the Company will not:

          8.1.    Indebtedness

                  Create, incur, assume or suffer to exist any Indebtedness,  or permit any  Subsidiary so to do, except (i) the Loans and the Letters of Credit,
(ii) capitalized lease, purchase money and real estate mortgage Indebtedness of the Company and the Subsidiary Guarantors in an aggregate outstanding principal amount not exceeding $12,500,000, (iii) Intercompany Debt, (iv) additional unsecured Indebtedness of the Company and the Subsidiary Guarantors in an aggregate outstanding principal amount not exceeding $40,000,000 (of which up to $25,000,000 thereof may be incurred for use in the Company's U.S. operations and up to $25,000,000 thereof may be incurred for use in the Company's Canadian operations, so long as the aggregate incurred does not exceed $40,000,000) and
(v) additional short-term Indebtedness of the Company in an aggregate outstanding principal amount not exceeding $30,000,000 to finance the construction of new stores and the Company's new corporate headquarters.

          8.2.    Liens

                  Create, incur, assume or suffer to exist any Lien against or on any Property now owned or hereafter acquired by the Company or any of the Subsidiaries, or permit any Subsidiary so to do, except any one or more of the following types of Liens: (a) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (which phrase shall not be construed to refer to ERISA or the minimum funding obligations under
Section 412 of the Code), (b) Liens to secure the performance of bids, tenders, letters of credit (other than letters of credit securing the payment of Indebtedness), contracts (other than contracts for the payment of Indebtedness), leases, statutory obligations, surety, customs, appeal, performance and payment bonds and other obligations of like nature, in each such case arising in the ordinary course of business, (c) mechanics', workmen's, carriers', warehousemen's, materialmen's, landlords', or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith and by appropriate proceedings diligently conducted, (d) Liens for taxes, assessments, fees or governmental charges the payment of which is not required by Section 7.2, (e) easements, rights of way, restrictions, leases of Property to others, easements for installations of public utilities, title imperfections and restrictions, zoning ordinances and other similar encumbrances affecting Property which in the aggregate do not materially impair its use for the operation of the business of the Company or such Subsidiary, (f) Liens on Property under capital leases and Liens on Property (excluding Liens on the Stock of any Subsidiary) acquired (whether as a result of purchase, capital lease, merger or other acquisition) and either existing on such Property when acquired, or created contemporaneously with such acquisition to secure the payment or financing of the purchase price of such Property (including the construction, development, substantial repair, alteration or improvement thereof), provided that such Liens attach only to the Property so purchased or acquired (including any such construction, development, substantial repair, alteration or improvement thereof) and provided further that the Indebtedness secured by such Liens is permitted by Section 8.1, (g) statutory Liens in favor of lessors arising in connection with Property leased to the Company or any of the Subsidiaries, (h) Liens of attachments, judgments or awards against the Company or any of the Subsidiaries with respect to which an appeal or proceeding for review shall be pending or a stay of execution shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, and in respect of which adequate reserves shall have been established in accordance with GAAP on the books of the Company or such Subsidiary, and (i) Liens securing Indebtedness of a Subsidiary to the Company or another Subsidiary.

          8.3.    Dispositions

                  Make any Disposition, or permit any Subsidiary so to do, except any one or more of the following:

                  (a) Dispositions of inventory in the ordinary course of business;

                  (b) Dispositions of individual stores consistent with past practices;

                  (c) Dispositions in the form of a sale/lease-back transaction with respect to any store, distribution center or corporate headquarters constructed or owned by the Company or any Subsidiary, provided the net proceeds from such sale/lease-back transaction are immediately applied to the prepayment of the Loans; and

                  (d) Restricted  Payments to the extent  permitted  pursuant to
Section 8.6.

          8.4.    Merger or Consolidation, Etc.

                  Consolidate with, be acquired by, or merge into or with any Person, or convey or otherwise transfer all or substantially all of its Property, or permit any Subsidiary so to do, except that:

                  (a) any wholly-owned  Subsidiary may consolidate with or merge with any other wholly-owned Subsidiary, or convey or transfer all or substantially all of its Property to any other wholly-owned Subsidiary, provided that immediately before and after giving effect thereto no Default or Event of Default shall or would exist;

                  (b) any wholly-owned Subsidiary may consolidate with or merge with the Company, or convey or transfer all or substantially all of its Property to the Company, provided that (x) immediately before and after giving effect thereto no Default or Event of Default shall or would exist and (y) the Company shall be the survivor of such consolidation or merger; and

                  (c) any Subsidiary may consolidate with or merge with another Person, or any Subsidiary may convey or transfer all or substantially all of its Property to such other Person, in each case solely in connection with and as part of a permitted Disposition under Section 8.3 or a permitted Acquisition under Section 8.5, provided that (x) immediately before and after giving effect thereto no Default or Event of Default shall or would exist and (y) in the event that the Company is party to any such merger or consolidation, the Company shall be the survivor of such consolidation or merger;

provided that in connection with each such merger, conveyance or transfer the Company and each Subsidiary party thereto shall execute and deliver to the Agent such documents and opinions as the Agent shall require in connection therewith.

          8.5.    Acquisitions

                  Make any Acquisition, or permit any of the Subsidiaries so to do, except any one or more of the following: (a) Acquisitions of store leaseholds in the ordinary course of the Company's business and (b) other Acquisitions by the Company or any of the Subsidiaries, provided that (i) immediately before and after giving effect to each such other Acquisition, no Default or Event of Default shall or would exist and (ii) the aggregate amount expended on such other Acquisitions does not exceed $20,000,000 through the Expiration Date.

          8.6.    Restricted Payments

                  Make any Restricted Payment, or permit any Subsidiary so to do, except any one or more of the following Restricted Payments: (a) any direct or indirect wholly-owned Subsidiary may make dividends or other distributions to the Company or to any other direct or indirect wholly-owned Subsidiary, and (b) the Company may make Restricted Payments in the form of repurchases of its Stock pursuant to and in accordance with the Company's Incentive Compensation Plan or in the form of other repurchases of its Stock or dividends to its shareholders, provided that, in the case of this clause (b), (i) the aggregate amount of such Stock repurchases and dividends shall not exceed the sum of (x) $50,000,000, plus (y) on a cumulative basis, an amount equal to 50% of the Consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter (commencing with the fiscal quarter ending September 30, 2000), as reflected in the financial statements required to be delivered by the Company to the Lenders pursuant to Sections 7.7(a) or (b), as applicable, and (ii) immediately before and after giving effect thereto, no Default or Event of Default shall or would exist.

          8.7.    Limitation on Upstream Dividends by Subsidiaries

                  Permit or cause any of the Subsidiaries to enter into or agree, or otherwise be or become subject, to any agreement, contract or other arrangement (other than this Agreement) with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from declaring or paying any cash dividends on any class of its stock owned directly or indirectly by the Company or any of the other Subsidiaries or from making any other distribution on account of any class of any such stock (herein referred to as "Upstream Dividends"), or (b) the declaration or payment of Upstream Dividends by a Subsidiary to the Company or another Subsidiary, on an annual or cumulative basis, is or would be otherwise limited or restricted.

          8.8.    Limitation on Negative Pledges

                  Enter into any  agreement,  other than (i) this  Agreement and
(ii) purchase money Lien documentation or capital leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), or permit any Subsidiary so to do, which prohibits or limits the ability of the Company or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired.

          8.9.    Certain Documents

                  Amend, modify or otherwise change any term or provision of the organizational documents of any Credit Party if such change would adversely affect the interest of the Agent or the Lenders under the Loan Documents.

          8.10.   Business Change

                  Materially change the nature of the business of the Company and the Subsidiaries as conducted on the Effective Date.

          8.11.   New Subsidiaries

                  Create or acquire any Subsidiary not existing on the Effective Date, or permit any Subsidiary so to do, except (a) the Company or any Subsidiary may create a new Subsidiary in connection with the construction or acquisition of any new store, (b) the Company or any Subsidiary may acquire a new Subsidiary in connection with an Acquisition permitted by Section 8.5 and
(c) the Company or any Subsidiary may create a new Subsidiary in the ordinary course of its business. Within 30 days after each time the Agent notifies the Company that the Agent has determined that one or more of the new Subsidiaries which are not Subsidiary Guarantors is material, the Company shall cause such new Subsidiaries as the Agent shall designate to execute and deliver to the Agent a Subsidiary Guaranty Addendum and such other documents and opinions as the Agent shall require in connection therewith. In addition, at any time the Company may cause any Subsidiary which is not a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and delivering to the Agent a Subsidiary Guaranty Addendum and such other documents and opinions as the Agent shall require in connection therewith

          8.12.   Investments, Acquisitions, Loans, Etc.

                  At any time, purchase or otherwise acquire, hold or invest in the Stock or Property of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment (excluding entering into any swap agreement (as defined in 11 U.S.C. ss.101)), whether by way of capital contribution, deposit or otherwise, in or with any Person, or permit any Subsidiary so to do (all of which are sometimes referred to herein as "Investments"), except:

                  (a) Investments in cash or Cash Equivalents;

                  (b)  normal   business   banking   accounts   and   short-term
certificates of deposit and time deposits in, or issued by, federally insured institutions in amounts not exceeding the limits of such insurance;

                  (c) Investments in the form of purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business; and

                  (d) Investments permitted by Sections 8.4, 8.5, 8.6 and 8. 11.

          8.13.     Sale and Leaseback

                    Enter into any arrangement with any Person providing for the leasing by it of Property which has been or is to be sold or transferred by it to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or its rental obligations, or permit any Subsidiary so to do, except to the extent permitted under Section 8.3.

          8.14.     Fiscal Year

                    Change its fiscal year from that in effect on the Effective Date, or permit any Subsidiary so to do, except, with 30 days' prior notice to the Agent and the Lenders, the Company and all of the Subsidiaries may change their fiscal year.

          8.15.     Transactions with Affiliates

                    Become a party to any transaction with an Affiliate unless the terms and conditions relating thereto are as favorable to it as those which would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate, or permit any Subsidiary so to do.

9.  DEFAULT

          9.1.      Events of Default

                    The following shall each constitute an "Event of Default" hereunder:

                  (a) Any payment of principal on any Loan or any reimbursement payment in respect of any Letter of Credit shall not be paid when due and payable; or

                  (b) Any payment of interest on any Loan or of any Fee shall not be paid when due and payable and such default shall continue unremedied for a period of 5 Domestic Business Days after the same shall be due and payable; or

                  (c) The failure of a Borrower to observe any agreement contained in Section 2.5; or

                  (d) The failure of the Company to observe or perform any covenant or agreement contained in Sections 7.1, 7. 10 or in Section 8; or

                  (e) The failure of the Company or any Borrower to observe or perform any other covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days after the Company or any Borrower shall have become aware of such failure; or

                  (f) Any representation or warranty made in any Loan Document, or made in any certificate, report, opinion (other than an opinion of counsel) or other document delivered on or after the date hereof shall in any such case prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

                  (g) (i) Obligations: (1) in an aggregate Consolidated amount in excess of $5,000,000 of the Company and the Subsidiaries, (other than obligations hereunder) whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness or any net liability under interest rate swap, collar, exchange or cap agreements, or (2) of the Company and the Subsidiaries (other than obligations hereunder) whether as principal, guarantor, surety or other obligor for the payment of any net liability under any swap agreement (as defined in 11 U.S.C. ss.101) with any Lender or any affiliate of a Lender, (A) shall become or shall be declared to be due and payable prior to the expressed maturity thereof, or (B) shall not be paid when due or within any grace period for the payment thereof, or (ii) any holder of any such obligations shall have the right to declare the Indebtedness evidenced thereby due and payable prior to its stated maturity; or

                  (h) The Company or any Subsidiary shall (i) suspend or discontinue its business (except for store closings in the ordinary course of business and except in connection with a permitted Disposition under Section 8.3 and as may otherwise be expressly permitted herein), or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction (including under any law applicable to insurance companies), or (viii) petition or apply to any tribunal, or any other Governmental Authority, for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any proceeding specified in clause (vii) or (viii) filed against it which remains undismissed for a period of 60 consecutive days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains unstayed and in effect for 60 consecutive days, or (xii) take any formal action for the purpose of effecting any of the foregoing (except as may otherwise be expressly permitted herein); or

                  (i) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court or other Governmental Authority having jurisdiction and continues unstayed and in effect for a period of 60 consecutive days (i) adjudging the Company or any Subsidiary bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of, or in respect of the Company or any Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or any Subsidiary or of substantially all of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Company or any Subsidiary; or

                  (j) Judgments or decrees in an aggregate Consolidated amount in excess of $5,000,000 against the Company and the Subsidiaries shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 60 days; or

                  (k) After the Effective Date any Person, acting alone or with a group of Persons (within the meaning of Section 13(d) of the Securities Act of 1934, as amended) acting in concert, (i) shall have or acquire beneficial ownership of securities (or options therefor) having 20% or more of the ordinary voting power of the Company, or (ii) shall possess, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise; or

                  (l) (i) Any Termination Event shall occur (x) with respect to any Pension Plan (other than a Multiemployer Plan) or (y) with respect to any other retirement plan subject to Section 302 of ERISA or Section 412 of the Internal Revenue Code, which plan, during the five year period prior to such Termination Event, was the responsibility in whole or in part of the Company, any Subsidiary or any ERISA Affiliate, provided that this clause (y) shall only apply if, in connection with such Termination Event, it is reasonably likely that liability under Section 4069 of ERISA in an aggregate Consolidated amount in excess of $1,000,000 will be imposed upon the Company, any Subsidiary or any ERISA Affiliate; (ii) any Accumulated Funding Deficiency, whether or not waived, in an aggregate Consolidated amount in excess of $1,000,000 shall exist with respect to any Pension Plan (other than a Multiemployer Plan); (iii) any Person shall engage in any Prohibited Transaction involving any Employee Benefit Plan;
(iv) the Company, any Subsidiary or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Pension Plan (including a Multiemployer Plan) under Title IV of ERISA; (v) the imposition of any tax under Section 4980(B)(a) of the Internal Revenue Code; or (vi) the assessment of a civil penalty with respect to any Employee Benefit Plan under Section 502(c) of ERISA; in each case, to the extent such event or condition would have a Material Adverse effect; or

                  (m) A default shall occur under the Company Guaranty or the Subsidiary Guaranty or if for any reason, after the execution and delivery thereof, the Company Guaranty or the Subsidiary Guaranty is not in full force and effect.

          9.2. Remedies

                  (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance of an Event of Default, the Agent, at the written request of the Required Lenders, shall notify the Company (on behalf of all Borrowers) that the Commitments, the Swing Line Commitment and the Letter of Credit Commitment have been terminated and/or that all of the Loans and the Reimbursement Obligations and all accrued and unpaid interest on any thereof and all other amounts owing under the Loan Documents have been declared immediately due and payable, provided that upon the occurrence of an Event of Default under
Section 9.1(h) or (i), the Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall automatically terminate and all of the Loans and the Reimbursement Obligations and all accrued and unpaid interest on any thereof and all other amounts owing under the Loan Documents shall become immediately due and payable without declaration or notice. To the fullest extent not prohibited by law, except for the notice provided for in the preceding sentence, each Borrower expressly waives any presentment, demand, protest, notice of protest or other notice of any kind in connection with the Loan Documents and its obligations thereunder. To the fullest extent not prohibited by law, each Borrower further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar law, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of the Loan Documents.

                  (b) In the event that the Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall have been terminated or all of the Loans and the Reimbursement Obligations shall have been declared due and payable pursuant to the provisions of this Section, (i) the Company shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Agent, and (ii) the Agent, the Issuer and the Lenders agree, among themselves, that any funds received from or on behalf of the Company under any Loan Document by the Issuer or any Lender (except funds received by the Issuer or any Lender as a result of a purchase from the Issuer or such Lender, as the case may be, pursuant to the provisions of Section 12.9) shall be remitted to the Agent, and shall be applied by the Agent in payment of the Loans, the Reimbursement Obligations and the other obligations of the Credit Parties under the Loan Documents in the following manner and order: (1) first, to reimburse the Agent, the Issuer and the Lenders, in that order, for any expenses due from the Company and the Borrowers pursuant to the provisions of Section 12.5 and the Reimbursement Agreements, (2) second, to the payment of the Fees, (3) third, to the payment of any expenses or amounts (other than the principal of and interest on the Loans and the Reimbursement Obligations) payable by the Company and the Borrowers to the Agent, the Issuer or any of the Lenders under the Loan Documents, (4) fourth, to the payment, pro rata according to the outstanding principal balance of the Loans and the Letter of Credit Exposure of each Lender, of interest due on the Loans and the Reimbursement Obligations, (5) fifth, to the payment, pro rata according to the sum of (A) the aggregate outstanding principal balance of the Loans plus (B) the aggregate outstanding balance of the Reimbursement Obligations, of the aggregate outstanding principal balance of the Loans and the aggregate outstanding balance of the Reimbursement Obligations, and (6) sixth, any remaining funds shall be paid to whosoever shall be entitled thereto or as a court of competent jurisdiction shall direct.

                  (c) In the event that the Loans and the Reimbursement Obligations shall have been declared due and payable pursuant to the provisions of this Section 9.2, the Agent upon the written request of the Required Lenders, shall proceed to enforce the Reimbursement Obligations and the rights of the holders of the Loans by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in the Loan Documents. In the event that the Agent shall fail or refuse so to proceed, the Issuer and each Lender shall be entitled to take such action as the Required Lenders shall deem appropriate to enforce its rights under the Loan Documents.

10.  THE AGENT

          10.1.     Appointment

                    Each Lender hereby irrevocably designates and appoints Fleet as the Agent of such Lender under the Loan Documents, and each Lender irrevocably authorizes the Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained in the Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

          10.2.     Delegation of Duties

                    The Agent may execute any of its rights or duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining thereto, and shall not be liable for any action taken or omitted to be taken in good faith upon the advice of such counsel.

          10.3.     Exculpatory Provisions

                  None of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by the Agent or such Person under or in connection with the Loan Documents (except the Agent for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any party contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any Credit Party or any other Person to perform its obligations thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire into the observance or performance of any of the covenants or agreements contained in, or conditions of, the Loan Documents, or to inspect the Property, books or records of the Company or any Subsidiary. The Agent shall not be under any liability or responsibility to any Credit Party or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents. The Lenders acknowledge that the Agent shall not be under any duty to take any discretionary action permitted under the Loan Documents unless the Agent shall be requested in writing to do so by the Required Lenders.

          10.4.     Reliance by Agent

                    The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, request, consent, certificate, affidavit, opinion, letter, cablegram, telegram, fax, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent may treat each Lender, or the Person designated in the last notice filed under Section 12.7, as the holder of all of the interests of such Lender in its Loans until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Agent, shall have been filed with the Agent and all requirements of Section 12.7 have been satisfied. The Agent shall not be under any duty to examine or pass upon the validity, effectiveness or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Agent shall be fully justified in failing or refusing to take any action not expressly required under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders or, if required by Section 12.1, all Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Credit Parties, all the Lenders and all future holders of the Loans.

          10.5.     Notice of Default

                  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent shall have received written notice thereof from a Lender or the Company referring to this Agreement and describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action or give such directions, or refrain from taking such action or giving such directions, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

          10.6.     Non-Reliance

                    Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender and that no act by the Agent hereafter, including any review of the affairs of the Company or the Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that such Lender has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Company and the Subsidiaries and has made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Company and the Subsidiaries. Each Lender acknowledges that a copy of this Agreement and all exhibits and schedules hereto have been made available to it and its individual counsel for review, and each Lender acknowledges that it is satisfied with the form and substance thereof. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Company or the Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          10.7.     Indemnification

                  Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not promptly reimbursed by the Company and without limiting the obligation of the Company to do so), pro rata according to (i) at any time when no Loans are outstanding, its Commitment Percentage, or if no Commitments then exist, its Commitment Percentage on the last day on which Commitments did exist, and (ii) at any time when Loans are outstanding (x) if the Commitments then exist, its Commitment Percentage or (y) if the Commitments have been terminated or otherwise no longer exist, the percentage equal to the fraction
(A) the numerator of which is such Lender's share of the Aggregate Credit Exposure and (B) the denominator of which is the Aggregate Credit Exposure, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever, including any amounts paid to the Lenders by or for the account of the Company pursuant to the terms of the Loan Documents that are subsequently rescinded or avoided (or must otherwise be restored or returned), which may at any time (including at any time following the payment of the Loans and the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Agent under or in connection therewith; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section shall survive the payment of the Loans and all other amounts payable under the Loan Documents. If the Agent is subsequently reimbursed by the Company for such amounts, the Agent shall remit to the Lenders their pro rata shares of such reimbursement to the extent they previously paid such amounts.

          10.8.     Agent in Its Individual Capacity

                    Fleet and each Affiliate thereof, may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with the Borrower and the Subsidiaries as though it were not the Agent and the Arranger did not arrange the transactions contemplated hereby. With respect to the Commitment made or renewed by Fleet, Fleet shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Agent, the Issuer and the Swing Line Lender and the term "Lender" shall include Fleet.

          10.9.     Successor Agent

                    If at any time the Agent deems it advisable, in its sole discretion, it may submit to each Lender a written notification of its resignation as Agent under the Loan Documents, such resignation to be effective on the earlier to occur of (a) the thirtieth day after the date of such notice, and (b) the date upon which any successor to the Agent, in accordance with the provisions of this Section, shall have accepted in writing its appointment as successor Agent. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which successor Agent shall be a commercial bank organized and licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. It is understood and agreed that during the period, if any, between the effective date of the Agent's resignation and the written acceptance of the appointment of a successor Agent, the Lenders shall act together to discharge the duties of the retiring Agent. Upon the written acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall automatically become a party to this Agreement and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent's rights, powers, privileges and duties as Agent under the Loan Documents shall be terminated. The Credit Parties and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Agent's resignation as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent. If at any time there shall not be a duly appointed and acting Agent, upon notice duly given, the Credit Parties agree to make each payment when due under the Loan Documents directly to the Lenders entitled thereto during such time.

          10.10.    Other Agents

                    The   syndication   agent,   the  managing   agent  and  the
documentation agent shall have no rights or obligations in their capacity as such.

 11.      GUARANTY OF THE COMPANY

          In order to induce the Agent, the Issuing Bank and the Lenders to enter into this Agreement, to make the Loans contemplated hereby and to issue and participate in the Letters of Credit, the Company hereby agrees as follows:

          11. 1.  Guaranty

                    The Company hereby absolutely, irrevocably and unconditionally guarantees to the Agent, the Issuing Bank, the Swing Line Lender and the Lenders the full and prompt payment when due, whether at stated maturity, by acceleration, by mandatory prepayment, by notice of intention to prepay or otherwise, of all obligations, now existing or hereafter arising, of the Subsidiary Borrowers, including all principal and interest (whether accruing before or after any event set forth in Sections 9.1 (h) or (i) and whether or not allowed) under this Agreement to which it is a party and whether direct, indirect or contingent, incurred as primary obligor or otherwise, secured or unsecured and all costs and expenses incurred by the Agent, the Issuing Bank, the Swing Line Lender and the Lenders in enforcing any thereof, whether or not suit is instituted (as the same may be amended, increased, modified, renewed, refunded, extended, increased or refinanced from time to time, collectively, the "Obligations"). Regardless of whether the Agent, the Issuing Bank, the Swing Line Lender or the Lenders are prevented or otherwise hindered by law from collecting or otherwise enforcing any of the Obligations in accordance with their terms, whether as the result of the commencement of any bankruptcy or similar proceedings against any of the Subsidiary Borrowers or otherwise, the Agent, the Issuing Bank, the Swing Line Lender and the Lenders shall be entitled to receive hereunder from the Company upon demand therefor the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

          11.2.   Absolute Obligation

                  The obligations of the Company under this Guaranty shall be absolute, irrevocable, unconditional and continuing until the Aggregate Commitments have been terminated, the Swing Line Commitment has been terminated, the Letter of Credit Commitment has been terminated, all Letters of Credit have expired or otherwise terminated and all of the Obligations are indefeasibly paid in full in cash and shall not be subject to any counterclaim, right or set-off or any defense whatsoever. The Company acknowledges and agrees that the Agent, the Issuing Bank, the Swing Line Lender and the Lenders have no responsibility or liability, and shall not be deemed to have made any representation or warranty, with respect to the validity, enforceability or collectibility of this Agreement or any document executed or delivered in connection therewith, or any preference or priority ranking with respect to the payment of the Obligations or the validity or perfection of any security interest under any of this Agreement. The Agent, the Issuing Bank, the Swing Line Lender and the Lenders shall have no obligation to enforce this Agreement or any collateral security hereunder, by any action, including, without limitation, making or perfecting any claim against any of the Subsidiary Borrowers, prior to being entitled to the benefits of this Guaranty. Nothing except the indefeasible cash payment in full of the Obligations shall release the Company from liability under this Guaranty. The Company hereby irrevocably and forever waives any right to succeed to any of the rights of the Agent, the Issuing Bank, the Swing Line Lender and the Lenders against the Subsidiary Borrowers under this Agreement, whether by way of subrogation or otherwise until all Obligations have been indefeasibly paid in full in cash.

          11.3.   Guaranty of Payment

                    This Guaranty is a guaranty of payment. The liability and obligations of the Company shall be primary, direct and absolute, and the Company hereby waives any right to require that resort be had by the Agent, the Issuing Bank, the Swing Line Lender and the Lenders against any of the Subsidiary Borrowers or any other Person, or to require that resort be had by the Agent, the Issuing Bank, the Swing Line Lender and the Lenders to any direct or indirect collateral security. The Agent may, at its option, proceed against the Company in the first instance to enforce any obligation to collect any monies, the payment of which is guaranteed hereby, without first proceeding against any of the Subsidiary Borrowers or any other Person and without first resorting to any other remedies, as the Agent may deem advisable. The liability of the Company hereunder shall in no way be affected or impaired by any acceptance by the Agent, the Issuing Bank, the Swing Line Lender or the Lenders or any direct or indirect security for, or other guarantor upon, any indebtedness, liability or obligation of the Subsidiary Borrowers to the Agent, the Issuing Bank, the Swing Line Lender and the Lenders, or by any failure, delay, neglect or omission of the Agent, the Issuing Bank, the Swing Line Lender or any Lenders to realize upon or perfect any such security, indebtedness, liability or obligation, or by any direct or indirect collateral security therefor, or by the bankruptcy, reorganization or insolvency of, or by any other proceeding for the relief of debtors commenced against, any of the Subsidiary Borrowers or any other Person, or by the release, exchange, substitution or any loss or impairment of any collateral security, or the liability of any other Person in respect of the Obligations, including, without limitation, the release of any other guarantor or any collateral security provided thereby, or by the invalidity or unenforceability of this Agreement, or any of the Obligations against any of the Subsidiary Borrowers for any reason, or by any amendment or waiver of or any consent to or departure from this Agreement, or by any reason or circumstance which might constitute a defense available to or a discharge of any Subsidiary Borrower or the Company in its capacity as a guarantor, including, without limitation, any defense of sovereign immunity or any similar defense available to any Subsidiary Borrower or the Company under applicable law, from any of its obligations (including, without limitation, in respect of the Obligations), or by the fact that at any time or from time to time none of the Obligations may be outstanding, or by the merger or consolidation of any Subsidiary Borrower with any other Person, or by the dissolution or liquidation of any Subsidiary Borrower, or by any law, rule, regulation or decree now or hereafter in effect which might affect any of the terms or conditions of the Obligations, or by the preference, priority ranking or collectibility of any of the Obligations, or by the existence or exercise of any right of set-off by the Agent, the Issuing Bank, the Swing Line Lender or any Lender, or by any other reason whatsoever.

          11.4.   Repayment in Bankruptcy

                  If, at any time or times subsequent to the performance by the Company of its obligations hereunder or the termination of this Guaranty, the Agent, the Issuing Bank, the Swing Line Lender or any Lender shall be required to repay any amounts previously paid by or on behalf of any of the Subsidiary Borrowers in reduction of the Obligations under this Agreement by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, this Guaranty shall continue to be effective, or shall be reinstated, as the case may be, all as though such payments had not been made.

          11.5.   Other Provisions in Guaranty

                    (i) No failure by the Agent, the Issuing Bank, the Swing Line Lender or any of the Lenders to exercise, and no delay by the Agent in exercising, any right or remedy under this Agreement shall operate as a waiver thereof.

                    (ii) The Company waives all errors or omissions of the Agent, the Issuing Bank, the Swing Line Lender or any of the Lenders in connection with the administration of this Agreement, the Letters of Credit and any collateral security therefor, except errors or omissions which constitute gross negligence or willful misconduct.

                    (iii) Without limiting the foregoing, the Company waives any act or omission of the Agent, the Issuing Bank, the Swing Line Lender or any of the Lenders which may affect or change in any way the liability of the Company under this Guaranty.

                    (iv) This Guaranty shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Agent, the Issuing Bank, the Swing Line Lender and the Lenders and their respective successors and assigns, provided that the Company may not assign its obligations under this Guaranty without the consent of all of the Lenders.

                    (v) Except as expressly provided in Section 9.1, the Company hereby waives presentment, demand for payment, notice of default, non-performance and dishonor, protest and notice of protest of or in respect of this Agreement and the incurrence of the Obligations, and notice of acceptance of this Guaranty and reliance hereupon by the Agent, the Issuing Bank, the Swing Line Lender and the Lenders.

                    (vi) The Company agrees that this Guaranty shall automatically extend, without any further action, to this Agreement and the Obligations as the same may be amended, increased, extended, modified, supplemented or waived from time to time in accordance with the terms hereof.

12.  OTHER PROVISIONS

          12.1.     Amendments, Waivers, Etc.

                  With the written consent of the Required Lenders, the Agent and the Credit Parties thereto may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the written consent of the Required Lenders, the Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or consenting to the departure from, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences, provided that no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Lenders directly affected thereby (i) increase the Commitment Amount of any Lender (provided that no waiver of a Default or Event of Default shall be deemed to constitute such an increase), (ii) extend the Commitment Period, (iii) reduce the amount, or extend the time of payment, of the Fees, (iv) reduce the rate, or extend the time of payment of, interest on any Loan, any Note or any Reimbursement Obligation (other than the applicability of any post-default increase in such rate of interest), (v) reduce the amount, or extend the time of payment of any payment of any Reimbursement Obligation or principal on any Loan or any Note, (vi) decrease or forgive the principal amount of any Loan, any Note or any Reimbursement Obligation, (vii) consent to any assignment or delegation by a Credit Party of any of its rights or obligations under any Loan Document to which it is a party (except as expressly contemplated by Section 8.4), (viii) release any Guaranty or any Guarantor thereunder, (ix) change the provisions of this Section 12.1, (x) change the definition of Required Lenders, (xi) change the several nature of the obligations of the Lenders, or (xii) change the sharing provisions among Lenders. Notwithstanding the foregoing, no such amendment, supplement, modification, waiver or consent shall (A) amend, modify or waive any provision of Section 10 or otherwise change any of the rights or obligations of the Agent, the Issuer or the Swing Line Lender under any Loan Document without the written consent of the Agent, the Issuer or the Swing Line Lender, as the case may be, (B) change the Letter of Credit Commitment, change the amount or the time of payment of the Letter of Credit Commitments, or change any other term or provision which relates to the Letter of Credit Commitment or the Letters of Credit without the written consent of the Issuer or (C) change the Swing Line Commitment, change the amount or the time of payment of the Swing Line Loans or interest thereon or change any other term or provision which relates to the Swing Line Commitment or the Swing Line Loans without the written consent of the Swing Line Lender. Any such amendment, supplement, modification, waiver or consent shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Agent and all future holders of the Loans and the Reimbursement Obligations. In the case of any waiver, the Credit Parties, the Lenders and the Agent shall be restored to their former position and rights under the Loan Documents, but any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding anything to the contrary contained in this Section 12.1, the Aggregate Commitment Amount and a Lender's Commitment Amount may be changed to the extent provided in Section 2.13.

          12.2.     Notices

                  Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, if in writing, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Domestic Business Day after having been sent by overnight courier service at the cost of the sender, (c) five Domestic Business Days after having been deposited in the mail, first-class postage prepaid, or (d) in the case of fax notice, when sent, addressed as follows in the case of the Company for itself and on behalf of each other Credit Party, the Agent, the Issuer and the Swing Line Lender, and as set forth in Exhibit A in the case of each of the Lenders, or to such other addresses as to which the Agent may be hereafter notified by the respective parties hereto or any future holders of the Notes:

                  The Company:

                           Linens 'n Things, Inc.
                           6 Brighton Road
                           Clifton, NJ 07015
                           Attention: David J. Dick
                                              Treasurer
                           Facsimile: (973) 249-4330
                           Telephone: (973) 614-7054

                    The Agent, the Swing Line Lender and the Issuer:

                           in the case of each Borrowing Request, each notice of prepayment under Section 2.7, each Letter of Credit Request, each Competitive Bid Request, each Competitive Bid, and each Competitive Bid Accept/Reject Letter:

                           Fleet National Bank
                           One Federal Street
                           Boston, Massachusetts  02110
                           Attention: Agency Services
                           Facsimile: (617) 346-5833
                           Telephone: (617) 346-0339

                           in all other cases:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts  02110
                           Attention: Thomas J. Bullard
                           Facsimile: (617) 434-6685
                           Telephone: (617) 434-3824

except that any notice, request or demand by a Borrower to or upon the Agent or the Lenders pursuant to Sections 2.3, 2.4, 2.6, 2.7, 2.8, 2.9, 2.11, 2.13 or 3.3
shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by fax or other electronic means as fully as if originally signed, provided that any notice of Default or Event of Default and notices under Section 9.2 shall be required to be given or made in accordance with clauses (a), (b) or (c) of this Section 12.2.

          12.3.     No Waiver; Cumulative Remedies

                    No failure to exercise and no delay in exercising, on the part of the Agent, any Lender or the Issuer, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          12.4.     Survival of Representations and Warranties

                    All representations and warranties made in the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

          12.5.     Payment of Expenses and Taxes; Indemnified Liabilities

                  The Company agrees, promptly upon presentation of a statement or invoice therefor setting forth in reasonable detail the items thereof, and whether any Loan is made or Letter of Credit is issued, (a) to pay or reimburse the Agent and the Arranger for all their reasonable costs and expenses actually incurred in connection with the development, syndication, preparation and execution of, and any amendment, waiver, consent, supplement or modification to, the Loan Documents, any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, whether such Loan Documents or any such amendment, waiver, consent, supplement or modification thereto or any documents prepared in connection therewith are executed and whether the transactions contemplated thereby are consummated, including the reasonable fees and disbursements of Special Counsel, (b) to pay, indemnify, and hold the Agent, the Lenders and the Issuer harmless from any and all recording and filing fees and any and all liabilities and penalties with respect to, or resulting from any delay (other than penalties to the extent attributable to the negligence of the Agent, the Lenders or the Issuer, as the case may be, in failing to pay such fees or other liabilities when due) in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (c) to pay, reimburse, indemnify and hold the Agent, the Lenders and the Issuer and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements of counsel (including the allocated costs of internal counsel) and such local counsel as may be required) actually incurred with respect to the enforcement, performance of, and preservation of rights under (including, without limitation, in connection with a workout or restructuring), the Loan Documents (all the foregoing, collectively, the "Indemnified Liabilities") and, if and to the extent that the foregoing indemnity may be unenforceable for any reason, the Company agrees to make the maximum payment permitted under applicable law; provided that the Company shall have no obligation hereunder to pay Indemnified Liabilities to any indemnified person under this Section arising from the gross negligence or willful misconduct of such indemnified person. The agreements in this Section shall survive the termination of the Commitments and the payment of the Loans and the Notes and all other amounts payable under the Loan Documents.

          12.6.     Lending Offices

                    Each Lender shall have the right at any time and from time to time to transfer any Loan to a different office of such Lender, subject to
Section 3.10.

          12.7.     Successors and Assigns

                    (a) The Loan Documents shall be binding upon and inure to the benefit of the Credit Parties, the Lenders, the Agent, the Issuer, all future holders of the Loans, the Notes and the Reimbursement Obligations and their respective successors and assigns; provided that no Credit Party shall assign, transfer or delegate any of its rights or obligations under the Loan Documents to which it is a party without the prior consent of the Agent, the Issuer and all of the Lenders.

                    (b) Notwithstanding Section 12.7(c), but subject to Section 12.7(e), each Lender may at any time assign all or any portion of its rights under any Loan Document to any Federal Reserve Bank.

                    (c) In addition to its rights under Section 12.7(b), each Lender shall have the right, at any time, upon written notice to the Agent of its intent to do so, to sell, assign, transfer or negotiate (each an "Assignment") all or any portion of all of its Loans, its Commitment and its Notes, if any, and its interest in the Loan Documents to any subsidiary or Affiliate of such Lender, to any other Lender or, with the prior written consent of the Agent, the Company, the Swing Line Lender and the Issuer (which consents shall not be unreasonably withheld or delayed and shall not be required of the Company if, at the time of such Assignment, an Event of Default shall exist), to any other bank, insurance company, pension fund, mutual or other similar fund or other financial institution, provided that (i) each such Assignment shall be of a constant, and not varying, percentage of all of the assigning Lender's rights and obligations under Loan Documents and be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (which minimum amount shall not be applicable to an Assignment by a Lender to a subsidiary or Affiliate of such Lender) or the full amount of such Lender's Commitment, and
(ii) the parties to each such Assignment (excluding a Credit Party if such Credit Party is a party to such assignment) shall execute and deliver to the Agent an Assignment and Acceptance Agreement, together with a fee (the "Assignment Fee"), payable to the Agent, of $3,500, provided that no Assignment Fee shall be payable with respect to an Assignment by a Lender to one or more of its Affiliates. Upon receipt of each such executed Assignment and Acceptance Agreement together with the Assignment Fee therefor, the Agent shall, if the assignee thereunder is a Lender (or a subsidiary or Affiliate thereof) or the Company, the Issuing Bank, the Swing Line Lender and the Agent shall have consented to such assignment (to the extent that such consent was not unreasonably withheld and is required as aforesaid), (i) record the same and execute two copies of such Assignment and Acceptance Agreement in the appropriate place, deliver one copy to the assignor and one copy to the assignee, and (ii) request one or more of the Borrowers, subject to Section 2.12(d), to execute and deliver (1) to such assignee, one or more Notes, in an aggregate principal amount equal to the Loans assigned to, and Commitment assumed by, such assignee, and (2) to such assignor, in the event that such assignor shall retain any Loans and Commitment, one or more Notes in an aggregate principal amount equal to the balance of such assignor Lender's Loans and Commitment, in each case against receipt of such assignor Lender's existing Note or Notes, as the case may be, appropriately marked to indicate their substitution. Each Borrower agrees that it shall, upon each such request of the Agent, execute and deliver such new Notes at its own cost and expense. Upon such delivery, acceptance and recording by the Agent, from and after the effective date specified in such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents.

                    (d)  In  addition  to  the  participations  provided  for in
Section 12.9(b), each Lender may grant participations in all or any part of its Loans, its Notes and its Commitment to one or more banks, insurance companies, pension funds, mutual funds or other financial institutions, provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, (iii) the Borrowers, the Agent, the Issuer and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents, (iv) no subparticipations shall be permitted and (v) the voting rights of any holder of any participation shall be limited to decisions that in accordance with Section 12.1 require the consent of all of the Lenders. The Company acknowledges and agrees that any such participant shall for purposes of Section 3.5, 3.6, 3. 10 and 11. 5 be deemed to be a "Lender", provided that in no event shall the Company be liable for any amounts under said Sections in excess of the amounts for which it would be liable but for such participation.

                    (e) No Lender shall, as between and among the Borrowers, the Agent, the Issuer, the Swing Line Lender and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any assignment of or granting of participations in, all or any part of its Loans, its Commitment and its Notes, except that a Lender shall be relieved of its obligations to the extent of any such assignment of all or any part of its Loans, its Commitment or its Notes pursuant to Section 12.7(c).

          12.8.     Counterparts

                    Each of the Loan Documents (other than any Notes) may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Agreement signed by all of the parties hereto shall be lodged with each of the Company and the Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

          12.9.     Set-off and Sharing of Payments

                  (a) In addition to any rights and remedies of the Lenders and the Issuer provided by law, upon the occurrence of an Event of Default or upon the acceleration of the payment of the Loans and Reimbursement Obligations, each Lender and the Issuer shall have the right, without prior notice to the Borrower, any such notice being expressly waived by any Credit Party, to set-off and apply against any indebtedness or other liability, whether matured or unmatured, of any Credit Party to such Lender or the Issuer arising under the Loan Documents, any amount owing from such Lender or the Issuer to such Credit Party. To the extent permitted by applicable law, the aforesaid right of set-off may be exercised by such Lender or the Issuer against a Credit Party or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Credit Party, or against anyone else claiming through or against such Credit Party or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender or the Issuer prior to the making, filing or issuance of, service upon such Lender or the Issuer of, or notice to such Lender or the Issuer of, any petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender and the Issuer agree promptly to notify the applicable Credit Party and the Agent after each such set-off and application made by such Lender or the Issuer, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                    (b) If any Lender or the Issuer (each a "Benefited Lender") shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its Loans or its Notes or the Reimbursement Obligations in excess of its pro rata share (in accordance with the outstanding principal balance of all Loans or the Reimbursement Obligations ) of payments then due and payable on account of the Loans and Notes received by all the Lenders or the Reimbursement Obligations, such Lender or the Issuer, as the case may be, shall forthwith purchase, without recourse, for cash, from the other Lenders such participations in their Loans and Notes or the Reimbursement Obligations as shall be necessary to cause such purchasing Lender or the Issuer to share the excess payment with each of them according to their pro rata share (in accordance with the outstanding principal balance of all Loans or the Reimbursement Obligations), provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender or the Issuer, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender or the Issuer the purchase price to the extent of such recovery, together with an amount equal to such Lender's pro rata share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender or the Issuer) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Credit Party agrees that any Lender or the Issuer so purchasing a participation from another Lender pursuant to this Section may exercise such rights to payment (including the right of set-off) with respect to such participation as fully as if such Lender or the Issuer were the direct creditor of such Credit Party in the amount of such participation.

          12.10.  Indemnity

                  Each Credit Party agrees to indemnify and hold harmless each of the Agent, the Arranger, the Issuer and each Lender from and against any loss, cost, liability, damage or expense, including the reasonable fees and disbursements of counsel (including the unallocated costs of internal counsel) and such local counsel as may be required to represent the Agent, the Arranger, the Issuer and each Lender actually incurred by the Agent, the Arranger, the Issuer or such Lender in preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of, any litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, including, without limitation, with respect to any environmental matters, which is alleged to arise out of or is based upon (1) any untrue statement or alleged untrue statement of any material fact by or on behalf of any Credit Party, in any document or schedule executed or filed with any Governmental Authority by or on behalf of a Credit Party which relates to the transactions contemplated by the Loan Documents, (2) any omission or alleged omission by or on behalf of a Credit Party to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading,
(3) any acts, practices or omissions or alleged acts, practices or omissions of a Credit Party or its agents relating to the use of the proceeds of any Loan which is alleged to be in violation of Section 2.5, or in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto, or (4) any Loan Document or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Agent, the Arranger, the Issuer or such Lender under or in connection with any of the foregoing. Notwithstanding the above, no Credit Party shall have any liability under clause
(4) of this Section to indemnify or hold harmless any Person for any loss, cost, liability, damage or expense relating to income tax or any tax in lieu of such taxes. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Credit Parties to the Agent, the Arranger, the Issuer and the Lenders under the Loan Documents or at common law or otherwise, shall include the reasonable fees and disbursements of counsel (including the unallocated costs of internal counsel) and such local counsel as may be required in connection with establishing liability under this Section or collecting amounts payable under this Section and shall survive any termination of this Agreement, the expiration of the Commitments and the payment of all indebtedness under the Loan Documents, provided that no Credit Party shall have any liability under this Section to any indemnified person with respect to indemnified liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen primarily from the gross negligence or willful misconduct of such indemnified person.

          12.11.  Governing Law

                  The Loan Documents and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws.

          12.12.  Severability

                  Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

          12.13.  Integration

                  All exhibits to the Loan Documents shall be deemed to be a part thereof. Each Loan Document embodies the entire agreement and understanding between or among the parties thereto with respect to the subject matter thereof and supersedes all prior agreements and understandings between or among the parties thereto with respect to the subject matter thereof.

          12.14.  Treatment of Certain Information

                  Each  Lender,  the  Issuer  and the Agent  agree (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and non-public information supplied by the Company pursuant to this Agreement (a) which is identified by the Company as being confidential at the time the same is delivered to such Lender, the Issuer or the Agent, or
(b) which constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder, or tax return or other tax related information, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel to any Lender, the Issuer or to the Agent,
(iii) to bank examiners, auditors or accountants, (iv) to the Agent, the Issuer or the Lenders (or their respective affiliates), (v) in connection with any litigation to which any one or more of the Lenders, the Issuer or the Agent is a party, or (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers a confidentiality agreement containing substantially the same restrictions as set forth in this Section.

          12.15.  Acknowledgments

                  Each Credit Party acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents, (b) by virtue of the Loan Documents, none of the Agent, the Issuer, or any Lender has any fiduciary relationship to any Credit Party, and the relationship between the Agent, the Issuer, and the Lenders, on the one hand, and the Credit Parties, on the other hand, is solely that of debtor and creditor, and (c) by virtue of the Loan Documents, no joint venture exists among the Lenders or among the Credit Parties and the Lenders.

          12.16.  Consent to Jurisdiction

                  Each Credit Party irrevocably submits to the non-exclusive jurisdiction of any Massachusetts State or Federal Court sitting in the City of Boston over any suit, action or proceeding arising out of or relating to the Loan Documents. Each Credit Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Credit Party agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

          12.17.  Service of Process

                  Each Credit Party agrees that process may be served against it in any suit, action or proceeding referred to in Section 12.16 by sending the same by first class mail, return receipt requested or by overnight courier service, with receipt acknowledged, to the address of the Company on behalf of such Credit Party set forth in Section 12.2. Each Credit Party agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

          12.18.  No Limitation on Service or Suit

                  Nothing in the Loan Documents or any modification, waiver, or amendment thereto shall affect the right of the Agent, the Issuer or any Lender to serve process in any manner permitted by law or limit the right of the Agent, the Issuer or any Lender to bring proceedings against a Credit Party in the courts of any jurisdiction or jurisdictions.

          12.19.  WAIVER OF TRIAL BY JURY

                  THE AGENT, THE ISSUER, THE LENDERS AND EACH CREDIT PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. FURTHER, EACH CREDIT PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE AGENT, THE ISSUER, OR THE LENDERS, OR COUNSEL TO THE AGENT, THE ISSUER, OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT, THE ISSUER, OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH CREDIT PARTY ACKNOWLEDGES THAT THE AGENT, THE ISSUER, AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

          12.20.  Usury

                  All agreements between the Credit Parties, the Agent and/or the Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Agent or the Lenders for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest then this Agreement and any Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrowers, the Agent and the Lenders in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Agent and the Lenders should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrowers, the Subsidiary Guarantors and the Lender.

          12.21.  Replacement of Notes

                  In the event that any Note is issued hereunder, upon receipt of an affidavit of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other Loan Document, the Borrowers will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

          12.22.  Effective Date

                  This Agreement shall be effective at such time (the "Effective Date") as the Agent shall have received executed counterparts hereof by the parties hereto and the conditions set forth in Sections 5.1 through 5.4 have been or simultaneously will be satisfied, provided that this Agreement shall not become effective unless all of such conditions are satisfied not later than November 10, 2000.

         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be executed under seal on its behalf.

                             LINENS 'N THINGS, INC.

                             By:    DAVID J. DICK
                                    ------------------
                             Name:  David J. Dick
                             Title: Treasurer


                             LNT, INC.

                             By:    DAVID J. DICK
                                    ------------------
                             Name:  David J. Dick
                             Title: Treasurer


                             LINENS 'N THINGS CENTER, INC.

                             By:    DAVID J. DICK
                                    ------------------
                             Name:  David J. Dick
                             Title: Treasurer


                             ROCKFORD L.T., INC.

                             By:    ADRIENNE URBAN
                                    ------------------
                             Name:  Adrienne Urban
                             Title: Treasurer


                             BLOOMINGTON, MN. L.T., INC.

                             By:    ADRIENNE URBAN
                                    ------------------
                             Name:  Adrienne Urban
                             Title: Treasurer

                             FLEET   NATIONAL   BANK,  in  its
                             capacity as a Lender,  as Issuer,
                             as the Swing  Line  Lender and in
                             its      capacity      as     the
                             Administrative Agent

                             By:    THOMAS J. BULLARD
                                    -----------------
                             Name:  Thomas J. Bullard
                             Title: Director


                             THE BANK OF NEW YORK, in its capacity
                             as a Lender and as the Syndication Agent

                             By:    HOWARD F. BASCOM, JR.
                                    ---------------------
                             Name:  Howard F. Bascom, Jr.
                             Title: Vice President

                             FIRST UNION NATIONAL BANK, in its capacity as a Lender and as the Documentation Agent

                             By:    WILLIAM F. FOX
                                    --------------
                             Name:  William F. Fox
                             Title: Vice President

                             SUMMIT BANK, in its capacity as a Lender and as the Managing Agent

                             By:    MIGUEL J. MEDIDA
                                    ----------------
                             Name:  Miguel J. Medida
                             Title: Vice President & Director

                             NATIONAL CITY BANK

                             By:    THOMAS J. MCDONNELL
                                    -------------------
                             Name:  Thomas J. McDonnell
                             Title: Senior Vice President

                             FIRSTAR BANK, N.A.

                             By:    THOMAS L. BAYER
                                    ---------------
                             Name:  Thomas L. Bayer
                             Title: Vice President

                             PNC BANK NATIONAL ASSOCIATION

                             By:    MICHAEL RICHARDS
                                    ----------------
                             Name:  Michael Richards
                             Title: Vice President

                             CIBC INC.

                             By:    DOMINIC SORRESSO
                                    ----------------
                             Name:  Dominic Sorresso
                             Title: Executive Director,
                                     CIBC World Markets Corp., as agent

                                LINENS 'N THINGS
                                    EXHIBIT A

                 LIST OF COMMITMENTS, APPLICABLE LENDING OFFICES
                            AND ADDRESSES FOR NOTICES

A.    LIST OF COMMITMENTS

------------------------------------ --------------------------------------
Lender                                         Commitment Amount

------------------------------------ --------------------------------------
FLEET NATIONAL BANK                               $35,000,000
------------------------------------ --------------------------------------
THE BANK OF NEW YORK                              $20,000,000
------------------------------------ --------------------------------------
FIRST UNION NATIONAL BANK                         $20,000,000
------------------------------------ --------------------------------------
SUMMIT BANK                                       $20,000,000
------------------------------------ --------------------------------------
NATIONAL CITY BANK                                $15,000,000
------------------------------------ --------------------------------------
FIRSTAR BANK, N.A.                                $15,000,000
------------------------------------ --------------------------------------
PNC BANK, NATIONAL ASSOCIATION                    $10,000,000
------------------------------------ --------------------------------------
CIBC INC.                                          $5,000,000
------------------------------------ --------------------------------------
      TOTAL                                      $140,000,000
------------------------------------ --------------------------------------

B.        LIST OF APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES
          ------------------------------------------------------------

FLEET NATIONAL BANK

Applicable Lending Office for each Eurodollar Advance:

Fleet National Bank
One Federal Street
Boston, Massachusetts 02211
Attention: Agency Services
Telephone: (617) 346-0339
Facsimile: (617) 346-5833
Applicable Lending Office for all other Advances:

Fleet National Bank
One Federal Street
Boston, Massachusetts 02211
Attention: Agency Services
Telephone: (617) 346-0339
Facsimile: (617) 346-5833

Address for Notices:

Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110
Attention: Thomas J. Bullard
Telephone: (617) 434-3824
Facsimile: (617) 434-6685

THE BANK OF NEW YORK

Applicable Lending Office for each Eurodollar Advance:

The Bank of New York
One Wall Street, 8th Floor
Agency Function Administration
New York, NY 10286
Attention: Madlyn Myrick
Telephone: (212) 635-1366
Facsimile: (212) 635-1481/1483


Address for Notices:

The Bank of New York
One Wall Street, 8th Floor
New York, NY 10286
Attention: Howard F. Bascom, Jr.
Telephone: (212) 635-7894
Facsimile: (212) 635-1481/1483

FIRST UNION NATIONAL BANK

Applicable Lending Office for each Eurodollar Advance:

1339 Chestnut Street
10th Floor
Philadelphia, PA  19107
Attention:  Lisa Johnson-Keys
Telephone: (215) 786-4363
Facsimile: (215) 973-7185

Applicable Lending Office for all other Advances:

First Union National Bank
1339 Chestnut Street
10th Floor
Philadelphia, PA  19107
Attention:  Lisa Johnson-Keys
Telephone: (215) 786-4363
Facsimile: (215) 973-7185

Address for Notices:

First Union National Bank
1339 Chestnut Street
12th Floor
Philadelphia, PA  19107
Attention:  William F. Fox
Telephone: (215) 786-8633
Facsimile: (215) 786-2877

SUMMIT BANK

Applicable Lending Office for each Eurodollar Advance:

Summit Bank
250 Moore Street
Hackensack, NJ  07601
Attention:  Susan Forteau, Commercial Loan Operations
Telephone: (201) 646-5265
Facsimile: (201) 646-5430

With a copy to:

Summit Bank
750 Walnut Avenue
Cranford, NJ  07016
Attention:  Barbara Sesee, Sr., Account Administrator
Telephone: (908) 709-5344
Facsimile: (908) 709-6433

Applicable Lending Office for all other Advances:

Summit Bank
250 Moore Street
Hackensack, NJ  07601
Attention:  Susan Forteau, Commercial Loan Operations
Telephone: (201) 646-5265
Facsimile: (201) 646-5430

With a copy to:

Summit Bank
750 Walnut Avenue
Cranford, NJ  07016
Attention:  Barbara Sesee, Sr., Account Administrator
Telephone: (908) 709-5344
Facsimile: (908) 709-6433

Address for Notices:

Summit Bank
502 Carnegie Center
Princeton, NJ  08540-6289
Attention:  Miguel J. Medida
Telephone: (609) 627-7882
Facsimile: (609) 799-9262

NATIONAL CITY BANK

Applicable Lending Office for each Eurodollar Advance:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH  44122
Attention:  Revette Vickenstaff
Telephone: (216) 488-7080
Facsimile: (216) 488-7110

Applicable Lending Office for all other Advances:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH  44122
Attention:  Revette Vickenstaff
Telephone: (216) 488-7080
Facsimile: (216) 488-7110

Address for Notices:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH  44122
Attention:  Revette Vickenstaff
Telephone: (216) 488-7080
Facsimile: (216) 488-7110

FIRSTAR BANK, N.A.

Applicable Lending Office for each Eurodollar Advance:

Firstar Bank, N.A.
One Firstar Plaza
7th & Washington
St. Louis, MO  63101
Attention:  Mary Birk, Administrative Assistant
Telephone: (314) 418-2340
Facsimile: (314) 418-1940

Applicable Lending Office for all other Advances:

Firstar Bank, N.A.
One Firstar Plaza
7th & Washington
St. Louis, MO  63101
Attention:  Mary Birk, Administrative Assistant
Telephone: (314) 418-2340
Facsimile: (314) 418-1940

Address for Notices:

Firstar Bank, N.A.
One Firstar Plaza
7th & Washington
St. Louis, MO  63101
Attention:  Mary Birk, Administrative Assistant
Telephone: (314) 418-2340
Facsimile: (314) 418-1940

PNC BANK NATIONAL ASSOCIATION

Applicable Lending Office for each Eurodollar Advance:

PNC Bank National Association
2 Tower Center
16th Floor
East Brunswick, NJ  08816
Attention:  Michael Richards, V.P.
Telephone: (732) 220-3228
Facsimile: (732) 220-3231

Applicable Lending Office for all other Advances:

PNC Bank National Association
2 Tower Center
16th Floor
East Brunswick, NJ  08816
Attention:  Michael Richards, V.P.
Telephone: (732) 220-3228
Facsimile: (732) 220-3231

Address for Notices:

PNC Bank National Association
2 Tower Center
16th Floor
East Brunswick, NJ  08816
Attention:  Michael Richards, V.P.
Telephone: (732) 220-3228
Facsimile: (732) 220-3231

CIBC INC.

Applicable Lending Office for each Eurodollar Advance:

CIBC Inc.
425 Lexington Avenue
New York, NY  10017
Attention: Dominic Sorresso, Executive Director
Telephone: (212) 856-4133
Facsimile: (212) 856-3991

Applicable Lending Office for all other Advances:

CIBC Inc.
425 Lexington Avenue
New York, NY  10017
Attention: Dominic Sorresso, Executive Director
Telephone: (212) 856-4133
Facsimile: (212) 856-3991

Address for Notices:

CIBC Inc.
425 Lexington Avenue
New York, NY  10017
Attention: Dominic Sorresso, Executive Director
Telephone: (212) 856-4133
Facsimile: (212) 856-3991

                                LINENS 'N THINGS
                                    EXHIBIT B

                                FORM OF BORROWING REQUEST

                                                                        [Date]

Fleet National Bank, as Administrative Agent
One Federal Street
Boston, Massachusetts  02110
Attention: Agency Services

           Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'N Things, Inc., the Subsidiary Borrowers party thereto, the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 2.3 of the Credit Agreement, the Company on behalf of each applicable Borrower signatory hereto hereby gives notice of intention to borrow Revolving Credit Loans in the aggregate sum of
$______________ on ____________, and/or a Swing Line Loan in the sum of $______________ on __________________, which borrowing shall consist of the following:

                Type:
                (ABR, Eurodollar                                   Interest
Borrower        or Swing Line)                   Amount            Period
--------        --------------                   ------            ------


                  The Company (on behalf of itself and all Borrowers) hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Loans requested hereby:

                  (a) Each Credit Party is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

                  (b) There exists and there shall exist no Default or Event of Default.

                  (c) The representations and warranties contained in the Credit Agreement are and shall be true and correct, except those which are expressly specified to be made as of an earlier date.

         IN EVIDENCE of the foregoing, the undersigned has caused this Borrowing Request to be duly executed on its behalf.

                                               LINENS 'N THINGS, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________


                                               LNT, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________


                                               LINENS 'N THINGS CENTER, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                               ROCKFORD L.T., INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                               BLOOMINGTON, MN. L.T., INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT C

                           FORM OF LETTER OF CREDIT REQUEST

                                                                       [Date]

Fleet National Bank, as Administrative Agent
One Federal Street
Boston, Massachusetts  02110
Attention: Agency Services

          Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'N Things, Inc., the Subsidiary Borrowers party thereto, the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 2.8(b) of the Credit Agreement, the Company, on behalf of [itself/_________________], as account party (the "Account Party"), hereby requests the Issuer to issue a Letter of Credit for the account of the Account Party and for the benefit of ____________________ on __________________ in connection with _____________________________________ in the maximum amount of $______________. A drawing may be made under such Letter of Credit under the following conditions:
------------------------------------------------------------------------.

                  The Company (on behalf of itself and all Borrowers) hereby certifies that on the date hereof and on the above requested date of issuance of such Letter of Credit, and after giving effect to the issuance of such Letter of
Credit:

                  (a) The Account Party is a Borrower,

                  (b) Each Credit Party is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

                  (c) There exists and there shall exist no Default or Event of Default.

                  (d) The representations and warranties contained in the Credit Agreement are and shall be true and correct, except those which are expressly specified to be made as of an earlier date.

         IN EVIDENCE of the foregoing, the undersigned has caused this Letter of Credit Request to be duly executed on its behalf.

                                               LINENS 'N THINGS, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________


                                               LNT, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________


                                               LINENS 'N THINGS CENTER, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________


                                               ROCKFORD L.T., INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                               BLOOMINGTON, MN. L.T., INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT D

                               FORM OF BORROWER ADDENDUM

                  BORROWER ADDENDUM, dated as of __________________, 200_, made by ______________________, a corporation organized under the laws ______________
(the "New Borrower") and LINENS 'N THINGS, Inc., a Delaware corporation (the "Company"), to FLEET NATIONAL BANK, as administrative agent (the "Agent") under the Credit Agreement, dated as of October 20, 2000, among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Agent (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement").

                  1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  II. The Company desires to designate the New Borrower as a Subsidiary Borrower pursuant to Section 2.11 of the Credit Agreement and the New Borrower desires to become a Subsidiary Borrower pursuant thereto. The New Borrower is a wholly-owned domestic Subsidiary and a Subsidiary Guarantor.

                  Accordingly, the Company and the New Borrower agree as follows:

                  A. The Company represents that no Default or Event of Default has occurred and is continuing.

                  B. Pursuant to Section 2.11 of the Credit Agreement the Company hereby designates the New Borrower as a Subsidiary Borrower under the Credit Agreement and the New Borrower agrees that upon the acceptance hereof by the Agent, the New Borrower (i) shall be, and shall be deemed to be, a "Subsidiary Borrower" under, and as such term is defined in, the Credit Agreement with the same force and effect as if originally named therein as a Subsidiary Borrower and (ii) shall have made, and shall be deemed to have made, the representations and warranties as to itself contained in Section 4 of the Credit Agreement.

                  C. There is submitted herewith by the New Borrower the certificate required by Section 2. 11 of the Credit Agreement together with the required attachments thereto.

                  D. The New Borrower hereby designates the following address as its address for notices:

                  ==============================
                  Attention:______________________
                  ------------------------------
                  Telephone:  (___) _____-_________
                  Fax:             (___) _____-_________

                  E. This Borrower Addendum shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws rules.

                  AS EVIDENCE OF THE FOREGOING, this Borrower Addendum has been executed and delivered as of the day and year first above written.

                                               [NAME OF NEW BORROWER]

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                               LINENS 'N THINGS, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

ACCEPTED:

FLEET NATIONAL BANK, as Administrative Agent

By:_____________________________
Name:__________________________
Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT E

           OUTLINE OF OPINIONS OF COUNSEL TO THE CREDIT PARTIES

                  In connection with the Credit Agreement, dated as of October 20, 2000, by and among LINENS 'N THINGS, INC. (the "Company"), the Subsidiary Borrowers party thereto (each a "Subsidiary Borrower" and collectively with the Company, the "Borrowers"), the Lenders party thereto and FLEET NATIONAL BANK, as Administrative Agent (the "Credit Agreement"), set forth below is an outline of the opinion to be delivered to the Agent and the Lenders by counsel to the Credit Parties, such opinion, including all qualifications, assumptions and exceptions, to be in all respects satisfactory to the Agent (the "Opinion").

                  Capitalized terms used in the Opinion and which are not defined therein shall have the meanings ascribed thereto in the Credit Agreement.

Opinions

          1 .     Existence and Power

         Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (except, in the case of the Subsidiaries, where the failure to be in such good standing could not reasonably be expected to have a Material Adverse effect), has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real Property or in which the nature of its business requires it to be so qualified (except those jurisdictions where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse effect).

          2.      Authority

                  Each Credit Party has full corporate power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate action and are not in contravention of any applicable law or the terms of its Certificate of Incorporation and By-Laws. No consent or approval of, or other action by, shareholders of any Credit Party, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of such Credit Party, or is required in connection with the execution, delivery and performance by such Credit Party of the Loan Documents to which it is a party, or is required as a condition to the enforceability against such Credit Party of the Loan Documents to which it is a party.

          3.      Binding Agreement

                  The Loan Documents to which it is a party constitute the valid and legally binding obligations of each Credit Party, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of specific performance as a remedy.

          4.      Litigation

                  To the best of [my/our] knowledge, there are no actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Company or any Subsidiary or otherwise) pending or threatened against the Company or any Subsidiary or any of its respective Properties, or maintained by the Company or any Subsidiary, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse effect. To the best of [my/our] knowledge, there are no proceedings pending or threatened against the Company or any Subsidiary (a) which call into question the validity or enforceability of, or otherwise seek to invalidate any Loan Document, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document.

          5.      No Default

                  To the best of [my/our] knowledge, neither the Company nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Credit Party of the Loan Documents to which it is a party.

          6.      No Conflicting Laws or Agreements

                  No provision of any existing statute, rule, regulation, or, to the best of [my/our] knowledge, any existing material mortgage, material indenture, material contract, material agreement, judgment, decree or order binding on the Company or any Subsidiary or affecting the Property of the Company or any Subsidiary conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance by any Credit Party of the terms of, any Loan Document to which it is a party. To the best of [my/our] knowledge, the execution, delivery and performance by each Credit Party of the terms of each Loan Document to which it is a party will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Credit Party pursuant to the terms of any such mortgage, indenture, contract or agreement.

         7.       Compliance with Applicable Laws; Filings

                  To the best of [my/our] knowledge, neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse effect. To the best of [my/our] knowledge, the Company and each Subsidiary is complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. To the best of [my/our] knowledge, the Company and each Subsidiary has filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect.

          8.       Governmental Regulations

                  Neither the Company nor any Subsidiary nor any corporation controlling the Company or any Subsidiary or under common control with the Company or any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which regulates the incurrence of Indebtedness.

          9.      Federal Reserve Regulations; Use of Loan Proceeds

                  No Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. If used in accordance with Section 2.4 of the Credit Agreement, no part of the proceeds of the Loans or the Letters of Credit has been or will be used, directly or indirectly, to purchase, acquire or carry any Margin Stock or for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

                                LINENS 'N THINGS
                                    EXHIBIT F

                               FORM OF OPINION OF
                    GOULSTON & STORRS, P.C., SPECIAL COUNSEL
                                                TO THE ADMINISTRATIVE AGENT



                                                          October 20, 2000


To the Lenders and the Administrative Agent
  Party to the Credit Agreement
    (as defined below)
c/o Fleet National Bank,
  as Administrative Agent
100 Federal Street
Boston, Massachusetts  02110

         Re: Credit Agreement, dated as of October 20, 2000, by and among LINENS 'N THINGS, INC., the Subsidiary Borrowers party thereto, the Lenders party thereto and FLEET NATIONAL BANK, as Administrative Agent (the "Credit Agreement")
                  --------------------------------------------------------------

Dear Sirs:

         We have participated in the preparation of the Credit Agreement, and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 5.2 of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Section 5 of the Credit Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the power and authority of all natural persons, the authenticity and completeness of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents and the accuracy and completeness of information, documents and certificates furnished to us with respect to the Credit Agreement.

         Based upon the foregoing examination, and (1) assuming with your permission the accuracy of the opinion of Denise Tolles, Esq., counsel to the Credit Parties, and (2) relying with your permission upon the representations and warranties of the Company (on behalf of itself and all Borrowers) contained in the Credit Agreement and upon the representations and warranties of the Subsidiary Guarantors contained in any related document to which a Subsidiary Guarantor is a party, we are of the opinion that the legal preconditions to the effectiveness of the Credit Agreement set forth in Sections 5.1, 5.3, 5.4 and
5.5 of the Credit Agreement have been satisfactorily met in all material respects, except that certain documents required by Sections 5.1 and 5.5, respectively, and listed in Section D of the Closing Agenda are not required to be delivered to the Agent until November 20, 2000.

        Our opinions set forth herein are subject to the following limitations and qualifications:

        A. In rendering this opinion, we have relied without any independent investigation on the opinion of Denise Tolles, Esq., counsel to the Credit Parties, delivered to you on the date hereof, to the effect, among other things, that each Borrower and Subsidiary Guarantor has all requisite power and authority and has taken all necessary corporate or other action to authorize it to execute, deliver and perform the Credit Agreement and any other related documents as may be executed in connection therewith to which it is a party and to effect the transactions contemplated thereby; that each Borrower and Subsidiary Guarantor has executed and delivered the Credit Agreement and/or such other related documents; and that the same constitute legal, valid and binding obligations of such Borrower or Subsidiary Guarantor, as applicable. We have also assumed that each Lender and the Agent has all requisite power and authority and has taken all necessary corporate or other action to authorize it to execute, deliver and perform the Credit Agreement and any other related documents as may be executed in connection therewith to which it is a party and to effect the transactions contemplated thereby; that each Lender and the Agent has executed and delivered the Credit Agreement and such other related documents; and that the same constitute legal, valid and binding obligations of such Lender and the Agent. Our opinion does not take account of, and we express no opinion with respect to, (i) any requirement of law which may be applicable to any Borrower, the Agent, or the Lenders by reason of the legal or regulatory status of any Borrower, the Agent or any Lender or by reason of any other facts particularly pertaining to such Borrower, Agent or Lender, or (ii) any approval or consent arising out of any contract or agreement (other than the Credit Agreement) to which such Borrower, Agent or Lender is a party or by which it is bound.

        B. This opinion is limited to the legal matters explicitly addressed herein and does not extend, by implication or otherwise, to any other matter. This opinion is not subject to, and shall not be governed by or interpreted in accordance with, the Third-Party Legal Opinion Report (including the Legal Opinion Accord and the "guidelines" set forth therein) of the ABA Section of Business Law (1991).

        C. We are not passing upon and do not assume any responsibility for the accuracy, sufficiency, completeness or fairness of any statements, representations, warranties, descriptions, information or financial data supplied to the Agent or the Lenders with respect to the Credit Agreement or the transactions contemplated thereby or for the fairness of such transactions themselves, and we make no representation that we have independently verified the accuracy, sufficiency, completeness or fairness of any of the foregoing.

        D. We are members of the Bar of the Commonwealth of Massachusetts and the foregoing opinion is limited to the laws of the Commonwealth of Massachusetts and the federal laws of the United States of America. Insofar as this opinion involves matters arising under the law of the State of New York, we offer no opinion, and, with respect thereto, we have relied without any independent investigation on the opinion of Denise Tolles, Esq. delivered to you on the date hereof. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the Commonwealth of Massachusetts) in which any Lender is located which limits the rate of interest that such Lender or the Agent may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other Person without our prior written consent.

                                                     Very truly yours,

                                LINENS 'N THINGS
                                    EXHIBIT G

               FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of ____________________, by and between (the "Assignor" and _____________________ (the "Assignee")

                                    RECITALS

         1. Reference is made to the Credit Agreement, dated as of October 20, 2000, by and among LINENS 'N THINGS, Inc., a Delaware corporation (the "Company"), the Subsidiary Borrowers party thereto, the Lenders party thereto and FLEET NATIONAL BANK, as Administrative Agent (the "Agent") (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         II. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, some or all of the Assignor's rights and obligations under the Loan Documents upon the terms, and subject to the conditions, contained herein.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

          1.      Defined Terms

                  (a) Each capitalized term used herein that is not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

                  (b) When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

                  "Assigned Percentage": __________%.

                  "Assignment Effective Date": as defined in Section 5.

                  'Assignor Rights and Obligations": as of the Assignment Effective Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Loan Documents, including, without limitation, such percentage of its Revolving Credit Loans, Competitive Bid Loans, [,Swing Line Loans] and its Commitment.

                  "Purchase Price": an amount equal to the Assigned Percentage of the aggregate unpaid principal amount of the Assignor's Revolving Credit Loans, Competitive Bid Loans, [and Swing Line Loans] as of the Assignment Effective Date.

          2.       Assignment; Payment by Assignee

                  The Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations. The Assignee agrees to pay to the Assignor the Purchase Price on the Assignment Effective Date.

          3.       Representations and Warranties

                  (a) Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                  (i) the aggregate unpaid principal amount of its Revolving Credit Loans is $____________, and such Revolving Credit Loans are composed of the following ABR Advances and Eurodollar Advances: (1) ABR ---- Advances: $________________ and (2) Eurodollar Advances: (A) $_____________ for [length of Interest -------- -------------------
         Period],  the last  day of which is  __________________________________
         (B) $________________ for [length of Interest Period], the last day of which is ___________________,

                  [(ii) the aggregate unpaid principal amount of its Swing Line Loans is $____________ and such Swing Line Loans are composed of the following: (A) $____________ for [length of Swing Line Interest
         Period], the last day of which is __________________, (B) $_______________ for [length of Swing Line Interest Period], the last day of which is ___________________,]

                  (iii) the aggregate unpaid principal amount of its Competitive Bid Loans is $_____________ and such Competitive Bid Loans are composed of the following: (A) $________________ for [length of Competitive Interest Period], the last day of which is _______________________, (B) $________________ for [length of Competitive Interest Period], the last day of which is __________________________, and

                  (iv) its Commitment Amount is $_____________, and

                  (v) it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.

                  (b) Assignee. The Assignee hereby represents and warrants to the Assignor that (i) it is legally authorized to enter into this Agreement,
(ii) it is an "accredited investor" within the meaning of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended, [and] (iii) it has, independently and without reliance upon the Assignor or the Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrowers and made its own decision to enter into this Agreement [, and (iv) it is a Lender or a subsidiary or Affiliate of a Lender].

         4.       Covenants of the Assignee

                  The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor or the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrowers. The Assignee further agrees to provide to the Agent any forms required by Section
3.10 of the Credit Agreement and any administrative questionnaire reasonably required by the Agent.

          5.       Effectiveness of this Agreement

                  (a) Section 2 of this Agreement shall not become effective until such date (the 'Assignment Effective Date") as all of the following conditions shall have been fulfilled:

                  (i) The Agent shall have executed a copy of this Agreement and shall have received duly executed counterparts hereof by each of the Assignor, the Assignee and, if required by the Credit Agreement, the Issuer, the Swing Line Lender and the Company;

                  (ii) The Assignor shall have delivered to the Assignee (with a copy to the Agent) a duly completed letter in the form of Annex A hereto;

                  (iii) The Assignee shall have confirmed in writing to the Assignor (with a copy to the Agent) that, on or before the Assignment Effective Date, it shall have transferred (in accordance with Section 6 hereof) the Purchase Price to the Assignor. At the time of such confirmation, the Assignee shall be deemed to have remade the representations and warranties contained in Section 3(b)(i), (ii) [and]
         (iii) [, and (iv)] hereof on and as of the date of such confirmation;

                  (iv) The Agent shall have received an assignment fee, for its account, in the amount of $3,500 if required to be paid by the Credit Agreement; and

                  (v) The  Agent  shall  have  received  any forms  required  by
         Section   3.10  of  the  Credit   Agreement   and  any   administrative
         questionnaire reasonably required by the Agent.

                  (b) Upon the Assignment Effective Date, (i) the Agent shall record the assignment contemplated hereby, (ii) the Assignee shall be a Lender, and (iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

                  (c) The Assignee hereby appoints and authorizes the Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

                  (d) From and after the Assignment Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the Assignment Effective Date and which were paid thereafter, directly between themselves.

          6.       Payment Instructions

                  All payments to be made to the Assignor by the Assignee hereunder shall be made by wire transfer of immediately available funds to the Assignor at: [Wire Instructions]

          7.       Notices

                  All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

          8.       Miscellaneous

                  (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of the Assignor's Loans, the Assignor's Commitment Amount and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

                  (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

                  (c) This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings among the parties hereto with respect to the subject matter hereof.

                  (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

                  (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                  (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party or (ii) in contravention of the Credit Agreement.

                  (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.

                                               [NAME OF ASSIGNOR]

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                               [NAME OF ASSIGNEE]

Address for notices:

______________________                         By:_____________________________
______________________                         Name:__________________________
______________________                         Title:___________________________
Attention: _____________

Telephone:______________
Facsimile:_______________

Consented to this ____ day of
-----------, ---------

FLEET NATIONAL BANK, as Issuer
and Swing Line Lender

By:_____________________________
Name:__________________________
Title:___________________________

[Consented to this _____ day of
------------, ------

LINENS 'N THINGS, INC.

By:_____________________________
Name:__________________________
Title:___________________________

LNT, INC.

By:_____________________________
Name:__________________________
Title:___________________________


LINENS 'N THINGS CENTER, INC.

By:_____________________________
Name:__________________________
Title:___________________________


ROCKFORD L.T., INC.

By:_____________________________
Name:__________________________
Title:___________________________


BLOOMINGTON, MN. L.T., INC.

By:_____________________________
Name:__________________________
Title:___________________________]


Consented to and Accepted this ____ day
of __________, _________

FLEET NATIONAL BANK, as Administrative Agent

By:_____________________________
Name:__________________________
Title:___________________________

                               ANNEX A TO ASSIGNMENT AND
                                  ACCEPTANCE AGREEMENT

                                     FORM OF LETTER

                                                     [Assignment Effective Date]

[Name and Address of Assignee]
Attention: ______________


                Re: Assignment and Acceptance Agreement, dated as of
                    _____________ by and between _____________ and (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement")

Ladies and Gentlemen:

                  This letter is being delivered pursuant to Section 5(a)(ii) of the Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  The Assignor hereby represents and warrants to the Assignee as follows:

                  (i) the aggregate unpaid principal amount of its Revolving Credit Loans is $____________, and such Revolving Credit Loans are composed of the following ABR Advances and Eurodollar Advances: (1) ABR ---- Advances: $________________ and (2) Eurodollar Advances: (A) $_____________ for [length of Interest -------- -------------------
         Period],  the last  day of which is  __________________________________
         (B) $________________ for [length of Interest Period], the last day of which is ___________________,

                  [(ii) the aggregate unpaid principal amount of its Swing Line Loans is $____________ and such Swing Line Loans are composed of the following: (A) $____________ for [length of Swing Line Interest
         Period], the last day of which is __________________, (B) $_______________ for [length of Swing Line Interest Period], the last day of which is ___________________,]

                  (iii) the aggregate unpaid principal amount of its Competitive Bid Loans is $_____________ and such Competitive Bid Loans are composed of the following: (A) $________________ for [length of Competitive Interest Period], the last day of which is _______________________, (B) $________________ for [length of Competitive Interest Period], the last day of which is __________________________, and

                  (iv) its Commitment Amount is $_____________, and

                  (v) it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.


                                       Very truly yours,

                                       [NAME OF ASSIGNOR]

                                       By:_____________________________
                                       Name:__________________________
                                       Title:___________________________

cc: [Name and title
     of Agent contact]

                                LINENS 'N THINGS
                                    EXHIBIT H

                               FORM OF INCREASE SUPPLEMENT

          INCREASE SUPPLEMENT, dated as of _________ ___, 200__, to the Credit Agreement, dated as of October 20, 2000, by and among Linens 'N Things, the ("Borrower"), the Subsidiary Borrowers party thereto, the Lenders party thereto and Fleet National Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

         1. Pursuant to Section 2.13 of the Credit Agreement, the Borrower hereby proposes to increase (the "Increase") the Aggregate Commitment Amount from $_______________ to $________________.

         2. Each of the following Lenders has been invited by the Borrower, and is ready, willing and able to increase its Commitment Amount as follows:

                                                      Commitment Amount
                                                      (after giving effect
 Name of Lender                                       to the Increase)
 --------------                                       ----------------

 ------------------                                   $-----------------

 ------------------                                   $-----------------

          3. Each of the following proposed institutions has been invited by the Borrower, and is ready, willing and able to become a "Lender" and assume a Commitment Amount under the Credit Agreement as follows:

 Name of
 proposed institution                                 Commitment Amount

 --------------------                                 $-------------------

 --------------------                                 $-------------------

         4. The proposed effective date for the Increase is [Date].

         5. The Borrower hereby represents and warrants to the Agent, each Lender and each such proposed institution that (i) immediately before and after giving effect to the Increase no Default exists or would exist and (ii) immediately after giving effect thereto, the Aggregate Commitment Amount shall not have been increased pursuant to Section 2.3(f) of the Credit Agreement in an aggregate amount greater than $150,000,000.

         6. Pursuant to Section 2.13 of the Credit Agreement, by execution and delivery of this Supplement, together with the satisfaction of all of the other requirements set forth in Section 2.13, each undersigned Lender and proposed institution (i) shall have, on and as of the effective date of the Increase, a Commitment Amount equal to the amount set forth above next to its name and (ii) in the event it is a proposed institution, shall be, and shall be deemed to be, a "Lender" under, and as such term is defined in, the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Increase Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                LINENS 'N THINGS, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                                FLEET NATIONAL BANK,
                             as Administrative Agent

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                                [EXISTING LENDER INCREASING ITS
                                                COMMITMENT AMOUNT]

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                                [PROPOSED INSTITUTION]

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT I

     FORM OF SUBSIDIARY GUARANTY AND SUBORDINATION AGREEMENT

                  SUBSIDIARY GUARANTY AND SUBORDINATION AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of October 20, 2000, by and among the Persons listed on Annex A attached hereto (the "Current Guarantors"), such other Persons which from time to time may hereafter become party hereto pursuant to Section 9 hereof (the "Additional Guarantors", and collectively with the Current Guarantors, the "Guarantors"), LINENS 'N THINGS, Inc., a Delaware corporation (the Company"), and FLEET NATIONAL BANK (the "Agent"), in its capacity as agent for the Lenders under the Credit Agreement referred to below.

                                    RECITALS

         I. Reference is made to the Credit Agreement, dated as of the date hereof, by and among the Company, the Subsidiary Borrowers party thereto (each a "Subsidiary Borrower" and together with the Company, the "Borrowers"), the Lenders party thereto and the Agent (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement").

         II. The Company and the Guarantors have been, and are now, engaged in the business of retail sales. In the past, as now, the Company, directly or indirectly, has provided financing for the Guarantors and the Guarantors have relied upon the Company to provide such financing. In addition, it is anticipated that, if the Guarantors execute and deliver this Agreement, the Company will continue, directly or indirectly, to provide such financing to the Guarantors, and that the proceeds of the Loans to be made and Letters of Credit to be issued will be used, in part, for the general working capital purposes of the Guarantors. Pursuant to the Credit Agreement, the Lenders will not make Loans and the Issuer will not issue Letters of Credit unless and until the Guarantors shall have executed and delivered this Agreement and, therefore, in light of all of the foregoing, each Guarantor expects to derive substantial benefit from the Credit Agreement and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Agreement.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors, the Company and the Agent hereby agree as follows:

          1.      Defined Terms

                  (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

                           "Borrower  Obligations":  all of the  obligations and
liabilities of the Borrowers under the Loan Documents, in each case whether direct, indirect or contingent, incurred as primary obligor or otherwise, secured or unsecured, now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Insolvency Event, and including, without limitation, (i) any obligation or liability in respect of any breach of any representation or warranty and in respect of any rights of redemption or rescission, and (ii) all principal and interest (including all post-petition interest), funding losses, make-whole premiums and all reasonable costs and expenses of the Agent and the Lenders in enforcing, preserving and protecting any thereof, whether or not suit is instituted and whether or not allowed as a claim in any proceeding arising in connection with an Insolvency Event (as the same may be amended, increased, modified, renewed, refinanced, refunded or extended from time to time).

                           "Consideration ": as of any date of determination and
with respect to each Guarantor, an amount equal to the lesser of (i) the total "value" given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination, in exchange for its execution and delivery of this Agreement, and- (ii) the amount of "fair consideration" given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination in exchange for its execution and delivery of this Agreement.

                           "Event of Default": as defined in Section 5.

                           "Guarantor  Obligations":  all of the obligations and
liabilities of the Guarantors hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

                           "Insolvency  Event": any event set forth described in
Sections 9.1 (h) or 9.1 (i) of the Credit Agreement.

                           "Net Worth":  as of any date and with respect to each
Guarantor, the lesser of the following:

                                    (a)(i) all of such Guarantor's "property, at
a fair valuation" on such date, minus (ii) the sum of such Guarantor's "debts" other than such Guarantor's liability hereunder.

                                    (b)(i)  the  "fair   salable  value  of  the
assets" of such Guarantor on such date, minus (ii) "the amount that will be required to pay such Guarantor's probable liability on its existing debts as they become absolute and matured" on such date other than such Guarantor's liability hereunder.

                           "Obligations": collectively, the Borrower Obligations
and the Guarantor Obligations.

                           "Payment": the indefeasible payment in full in cash.

                           "Subordinated  Debt":  all  indebtedness for borrowed
money and any other obligations, contingent or otherwise, of any Borrower to any Guarantor, including, without limitation, all amounts, fees and expenses payable by such Borrower to such Guarantor in respect thereof, in each case whether now existing or hereafter arising, created, assumed, incurred or acquired.

                           "Subsidiary Guaranty Addendum": a Subsidiary Guaranty
Addendum to this Agreement, duly completed, in the form of Annex B attached hereto.

          2.       Guaranty

                  (a) Subject to Section  2(b)  hereof,  each  Guarantor  hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration, by mandatory prepayment, by notice of intention to prepay or otherwise) of the Borrower Obligations. This Agreement constitutes a guaranty of payment and neither the Agent nor any Lender shall have any obligation to enforce any Loan Document or exercise any right or remedy with respect to any collateral security thereunder by any action, including, without limitation, making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Agreement. The Guarantor Obligations shall be absolute, irrevocable, unconditional, direct and primary and shall not be subject to any counterclaim, right of set-off or defense whatsoever. The Agent may, at its option, proceed against the Guarantors, or any one or more of them, in the first instance, to enforce the Guarantor Obligations without first proceeding against the Borrowers or any other Person, and without first resorting to any other rights or remedies, as the Agent may deem advisable. In furtherance hereof, if the Agent or any Lender is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, the Agent or such Lender, as the case may be, shall be entitled to receive hereunder from the Guarantors after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the maximum liability of each Guarantor hereunder shall not, as of any date of determination, exceed the lesser of (i) the highest amount that is valid and enforceable against such Guarantor under principles of Massachusetts state contract law, and (ii) the sum of (A) all Consideration received by such Guarantor as of such date of determination, plus (B) 95 % of the Net Worth of such Guarantor on such date of determination.

                  (c) Each Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum liability of such Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Agent or any Lender hereunder.

          3.       Absolute Obligation

                  Subject to Section 8, no Guarantor shall be released from liability hereunder unless and until the Commitment Termination Date shall have occurred and either (a) Payment in full of the Borrower Obligations shall have been made or (b) Payment in full of the Guarantor Obligations of such Guarantor shall have been made. Each Guarantor acknowledges and agrees that (i) neither the Agent nor any Lender has made any representation or warranty to such Guarantor with respect to the Borrowers, any of their Subsidiaries, any Loan
Document,  or any  agreement,  instrument  or document  executed or delivered in connection therewith or any other matter whatsoever, and (ii) such Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or the collectibility of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Agent or any Lender to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by the Agent or any Lender, (F) the existence, validity or enforceability of any other guaranty with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations,
(G) any act or omission of the Agent or any Lender in connection with the administration of any Loan Document, or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrowers' obligations and liabilities (including, without limitation, the Borrower Obligations), (K) the merger or consolidation of any Borrower into or with any Person, (L) the sale by any Borrower of all or any part of its assets,
(M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to the Agent or any Lender, (N) any amendment or modification of, or supplement to, any Loan Document or (0) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of the Borrowers in respect of their obligations or liabilities (including, without limitation, the Borrower Obligations) or of such Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

          4.       Representations and Warranties

                  Each Guarantor hereby represents and warrants to the Agent as follows:

                           (a)  Existence  and  Power.  Such  Guarantor  is duly
organized and validly existing in good standing under the laws of the jurisdiction of its incorporation and in each other jurisdiction in which the failure to be qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

                           (b) Authority and Execution.  Such Guarantor has full
legal power and authority to own its Property, conduct its business, and enter into, execute, deliver and perform the terms of this Agreement which has been duly authorized by all proper and necessary corporate or other applicable action and is in full compliance with its Organizational Documents. Such Guarantor has duly executed and delivered this Agreement.

                           (c) Binding  Obligation.  This Agreement  constitutes
the valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws related to or affecting the enforcement of creditors' rights generally.

                           (d) Solvency. Such Guarantor (if a Current Guarantor,
both immediately before and after giving effect to this Agreement, or, if an Additional Guarantor, immediately before and after giving effect to the Subsidiary Guaranty Addendum pursuant to which it becomes a party to this Agreement) and the transactions contemplated by the Loan Documents is Solvent.

          5.      Events of Default

                  Each of the following shall constitute an "Event of Default":

                           (a) If any Guarantor shall fail to observe or perform
any term, covenant or agreement contained in this Agreement; or

                           (b) The  occurrence  and  continuance  of an Event of
Default under and as defined in the Credit Agreement.

          6.      Notices

                  Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be in writing (including facsimile) and shall be electronically transmitted or mailed by registered or certified mail or delivered in person, and all statements, reports, documents, certificates and papers to be delivered hereunder shall be mailed by first class mail or delivered in person, in each case to the respective parties to this Agreement as follows: in the case of the Agent or the Company, as set forth in Section 12.2 of the Credit Agreement, in the case of each Current Guarantor, at the address set forth on Schedule I hereto, and, in the case of each Additional Guarantor, as set forth in the Subsidiary Guaranty Addendum executed and delivered by such Additional Guarantor, or to such other addresses as to which the Agent may be hereafter notified by the respective parties hereto. Any notice, request, consent, demand, waiver or communication given in accordance with the provisions of this Section shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at its address specified above or, if sent by registered or certified mail, on the delivery date noted on the receipt therefor, provided that a notice of change of address shall be deemed to be effective only when actually received. Any party hereto may rely on signatures of the other parties hereto which are transmitted by facsimile or other electronic means as fully as if originally signed.

          7.      Expenses

                  Each Guarantor agrees that it shall, upon demand, pay to the Agent any and all reasonable out-of-pocket sums, costs and expenses, which the Agent or any Lender may pay or incur defending, protecting or enforcing this Agreement (whether suit is instituted or not), including, without limitation, reasonable attorneys' fees and disbursements. All sums, costs and expenses which are due and payable pursuant to this Section shall bear interest, payable on demand, at the highest interest rate then payable on the Borrower Obligations.

          8.      Repayment in Bankruptcy, etc.

                  If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, the Agent or any Lender shall be required to repay any amounts previously paid by or on behalf of the Borrowers or any Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantors unconditionally agree to pay to the Agent within 10 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Agent or such Lender, as the case may be, to the date of payment to the Agent at the applicable after-maturity rate set forth in the Credit Agreement.

          9.      Additional Guarantors

                  Upon the execution and delivery to the Agent of a Subsidiary Guaranty Addendum by any Person, appropriately acknowledged, such Person shall be a Guarantor.

          10.     Subordination

                  (a) At no time during the continuance of any Default or Event of Default shall any payment of any nature whatsoever due in respect of the Subordinated Debt payable to any Guarantor be made after the Agent shall have given notice to the Company (on behalf of all Borrowers) to such effect.

                  (b)   Upon  any   bankruptcy,   insolvency,   liquidation   or
reorganization of any Borrower, or upon the filing of a petition in bankruptcy or commencement of any proceeding in bankruptcy against any Borrower or upon any distribution of the assets of any Borrower or upon any dissolution, winding up, liquidation or reorganization of any Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings, or upon any assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of either Borrower, or in the event any of the Subordinated Debt shall for any reason become or be declared due and payable or otherwise:

                           (i) the Agent  shall  first be  entitled  to  receive
Payment of all of the Obligations (whenever arising) before any Guarantor shall be entitled to receive any payment on account of the Subordinated Debt;

                           (ii) any  payment by, or  distribution  of the assets
of, any Borrower of any kind or character, whether in cash, property or securities, to which any Guarantor would be entitled except for the provisions of this Agreement, in connection with the Subordinated Debt, shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent to the extent necessary to make Payment of all of the Obligations remaining unpaid, after giving effect to any concurrent payment or distribution (or provision therefor) in cash to the Agent;

                           (iii)  No  Guarantor   shall  ask,  demand  by  legal
proceedings or otherwise, or take or receive from any Borrower, by set-off, counterclaim or in any other manner, any payment or distribution on account of the Subordinated Debt other than as expressly permitted hereunder; and

                           (iv)   Each   Guarantor   agrees   to   declare   the
Subordinated Debt to be due and payable and, at least 30 days before the time required by applicable law or rule, to file proof of claim therefor, in default of which the Agent is hereby irrevocably authorized so to declare and file in order to effectuate the provisions hereof.

                  Notwithstanding the foregoing, in the event that any payment by, or distribution of the assets of, any Borrower of any kind or character prohibited hereby, whether in cash, property or securities, shall for any reason be received by any Guarantor in respect of the Subordinated Debt, such payment or distribution shall be held in trust for the benefit of the Agent, and shall be immediately paid over to the Agent, to the extent necessary to make Payment of all of the Obligations remaining unpaid, after giving effect to any concurrent payment or distribution (or provision therefor) in cash to the Agent.

                  (c) Without the prior written consent of the Agent, no Borrower will give, and no Guarantor will receive or accept, any collateral of any nature whatsoever for the Subordinated Debt on any Property or assets, whether now existing or hereafter acquired, of any Borrower.

                  (d) Nothing contained in this Agreement is intended to or shall impair, as between and among the Borrowers, their creditors (other than the holders of the Obligations) and any Guarantor, the obligation of the Borrowers to make Payment to such Guarantor of any amount due in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Guarantors and the creditors of the Borrowers (other than the holders of the Obligations), in each case subject to the rights of the holders of the Obligations under this Agreement.

                  (e) Unless and until Payment of all of the Obligations has occurred and the termination of the Credit Agreement, each Guarantor agrees not to declare any part of the Subordinated Debt to be due and payable or exercise any of the rights or remedies which it may have, or bring (in its capacity as holder of the Subordinated Debt), or join with any other creditor in instituting, any proceedings against any Borrower under any bankruptcy, insolvency, reorganization, arrangement, receivership or other similar law, unless the Obligations shall have been declared immediately due and payable or, in the case of the institution of any such proceedings, the Agent shall have joined in the institution thereof or expressly consented thereto in writing. In the event that the Agent shall have so declared the Obligations immediately due and payable, each Guarantor agrees to declare the Subordinated Debt then due to be due and payable, provided, however, if the Agent shall rescind any such declaration, each Guarantor shall automatically be deemed to have rescinded its declaration.

                  (f) No right of the Agent to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor, or by any noncompliance by any Guarantor with the terms, provisions and covenants herein, and the Agent is hereby expressly authorized to extend, waive, renew, increase, decrease, modify or amend the terms of the Obligations or any collateral security therefor, and to waive any default, modify, amend, rescind or waive any provision of any document executed and delivered in connection with the Obligations and to release, sell or exchange any such collateral security and otherwise deal freely with the Borrowers, all without notice to or consent of any Guarantor and without affecting the liabilities and obligations of the par-ties hereto.

                  (g) Each Borrower and each Guarantor waives notice of acceptance of this Agreement by the Agent and the Lenders, and each Guarantor waives notice of and consents to the making, amount and terms of the Obligations which may exist from time to time and any renewal, extension, increase, amendment or modification thereof and any other action which the Agent or any Lender in its sole and absolute discretion, may take or omit to take with respect thereto. This section shall constitute a continuing offer to the Agent and the Lenders, its provisions are made for the benefit of the Agent and the Lenders, and the Agent and the Lenders are made obligees hereunder and may enforce such provisions.

                  (h) No Guarantor shall sell, assign, transfer or otherwise dispose of all or any part of the Subordinated Debt without having first obtained the prior written consent of the Agent.

                  (i) Each Borrower agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

                  (j) Each Guarantor agrees that the provisions of this Agreement shall be applicable to the Obligations whenever the same may arise and notwithstanding the fact that no Obligations may be outstanding from time to time and may have paid down to zero at any time or from time to time, it being understood that the Credit Agreement permits the Borrowers to borrow, repay and reborrow from time to time subject to the terms and conditions thereof, all or any of which terms and conditions may be waived.

                  (k) All rights and interests of the Agent hereunder, and all agreements and obligations of the Borrowers and the Guarantors under this Agreement, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of any of the Loan Documents; (ii) any change in the time, manner or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Obligations; (iii) any exchange, release or nonperfection of the Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations or this Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

                  (1) Each Guarantor authorizes the Agent, without notice or demand and without affecting or impairing the obligations of any Guarantor, from time to time to (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations, or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Obligations and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Agent, in its sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrowers or any other Person.

          11.  Miscellaneous

                  (a) Each Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Guarantor may now or hereafter have against the Borrowers, or against or with respect to the Borrowers' Property, arising from the existence or performance of this Agreement until Payment of all of the Obligations has occurred and the Credit Agreement has been terminated.

                  (b) Except as otherwise expressly provided in this Agreement, each Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Agreement, the other Loan Documents, and the Borrower Obligations, notice of acceptance of this Agreement and reliance hereupon by the Agent and each Lender, and the incurrence of any of the Borrower Obligations, notice of any sale of collateral security or any default of any sort.

                  (c) No Guarantor is relying upon the Agent or any Lender to provide to such Guarantor any information concerning the Borrowers or any Subsidiary, and each Guarantor has made arrangements satisfactory to such Guarantor to obtain from the Borrowers on a continuing basis such information concerning the Borrowers and their Subsidiaries as such Guarantor may desire.

                  (d) Each Guarantor agrees that any statement of account with respect to the Borrower Obligations from the Agent or any Lender to the Borrowers which binds the Borrowers shall also be binding upon such Guarantor, and that copies of said statements of account maintained in the regular course of the Agent's or such Lender's business, as the case may be, may be used in evidence against such Guarantor in order to establish its Guarantor Obligations.

                  (e) Each Guarantor acknowledges that it has received a copy of the Loan Documents and has approved of the same. In addition, such Guarantor acknowledges having read each Loan Document and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Agreement.

                  (f) No Guarantor may assign any right, or delegate any duty, it may have under this Agreement.

                  (g) Subject to the limitations set forth in Section 2(b), the Guarantor Obligations shall be joint and several.

                  (h) This Agreement is the "Subsidiary Guaranty" under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof. Each of the Agent and the Borrowers acknowledges that certain provisions of the Credit Agreement, including, without limitation, Sections 1.2 (Principles of Construction), 12.1
(Amendments, Waivers, Etc.), 12.3 (No Waiver; Cumulative Remedies), 12.4 (Survival of Representations and Warranties), 12.7 (Successors and Assigns),
12.8 (Counterparts),  12.9 (Set-off and Sharing of Payments), 12.10 (Indemnity),
12.11 (Governing Law), 12.12 (Severability), 12.13 (Integration), 12.15 (Acknowledgments), 12.16 (Consent to Jurisdiction), 12.17 (Service of Process),
12.18 (No Limitation on Service or Suit) and 12.19 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

         IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Subsidiary Guaranty and Subordination Agreement to be duly executed on its behalf.

                             Each of the Persons listed on Annex A
                             attached hereto

                             By:_____________________________
                             Name:__________________________
                             Title:___________________________

                             LINENS 'N THINGS, INC., on behalf of itself and all
                               Borrowers

                             By:_____________________________
                             Name:__________________________
                             Title:___________________________

                             FLEET NATIONAL BANK, as Administrative Agent

                             By:_____________________________
                             Name:__________________________
                             Title:___________________________

                           Annex A to the Subsidiary Guaranty
                              and Subordination Agreement
                              Dated as of October 20, 2000

                               LIST OF CURRENT GUARANTORS

                           Annex B to the Subsidiary Guaranty
                              and Subordination Agreement
                              Dated as of October 20, 2000

                     FORM OF SUBSIDIARY GUARANTY ADDENDUM

                   SUBSIDIARY GUARANTY ADDENDUM, dated as of _________ ___, 200__ made by _________________, a ______________________ corporation (the
"Additional Guarantor"), to the Subsidiary Guaranty and Subordination Agreement, dated as of October 20, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, (the "Agreement"), by and among each Guarantor party thereto, LINENS 'N THINGS, Inc. (the "Company") and FLEET NATIONAL BANK, as Administrative Agent (in such capacity, the "Agent") under the Credit Agreement referred to below.

                  I. Reference is made to the Credit Agreement, dated as of October 20, 2000, by and among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                  II. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Credit Agreement.

                  III. The Guarantors and the Company have entered into the Agreement in order to induce the Agent and the Lenders to enter into the Credit Agreement and make the Loans, the Swing Line Lender to make the Swing Line Loans, the Issuer to issue the Letters of Credit and the Lenders to participate therein.

                  IV. The Additional Guarantor is executing this Subsidiary Guaranty Addendum in accordance with the requirements of the Credit Agreement and the Agreement, to become a Guarantor under the Agreement in order to induce the Lenders to make additional Loans, the Swing Line Lender to make additional Swing Line Loans, the Issuer to issue additional Letters of Credit and the Lenders to participate therein and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Agent and the Additional Guarantor agree as follows:

                  1. In accordance with Section 9 of the Agreement, by signing this Subsidiary Guaranty Addendum and delivering the other instruments and documents required by the Credit Agreement, the Additional Guarantor becomes a Guarantor under the Agreement with the same force and effect as if originally named therein as a Guarantor and the Additional Guarantor hereby agrees to all the terms and provisions of the Agreement applicable to it as a Guarantor thereunder.

                  2.  The   Additional   Guarantor   hereby  makes  all  of  the
representations and warranties made by the Guarantors in Section 4 of the Agreement, which provisions are hereby incorporated herein by reference.

                  The Additional Guarantor and the Agent have duly executed this Subsidiary Guaranty Addendum to the Agreement as of the day and year first above written.

                                             [ADDITIONAL GUARANTOR]

                                             By:_____________________________
                                             Name:__________________________
                                             Title:___________________________

Accepted:

FLEET NATIONAL BANK, as Administrative Agent

By:_____________________________
Name:__________________________
Title:___________________________

                                  LINENS 'N THINGS
                                  EXHIBIT J

                            FORM OF COMPETITIVE BID REQUEST

                                                                       [Date]

Fleet National Bank, as Administrative Agent
100 Federal Street
Boston, Massachusetts  02110
Attention:  Agency Services

          Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'N Things, Inc., the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 2.4 of the Credit Agreement, the Borrower hereby gives notice of its request to borrow Competitive Bid Loans in the aggregate sum of $___________ on ______________, which borrowing shall consist of the following:

                Amount                   Competitive
                                         Interest Period

                  The Borrower hereby certifies that on the Borrowing Date set forth above, and after giving effect to the Competitive Bid Loans requested hereby:

                  (a) The Borrower shall be in compliance with all of the terms, covenants and conditions of each Loan Document.

                  (b) There shall exist no Default or Event of Default.

                  (c) The representations and warranties contained in the Credit Agreement shall be true and correct, except those which are expressly specified to be made as of an earlier date.

         IN  EVIDENCE  of  the  foregoing,   the  undersigned  has  caused  this
Competitive Bid Request to be duly executed on its behalf.

                                          LINENS 'N THINGS, INC.

                                          By:_____________________________
                                          Name:__________________________
                                          Title:___________________________

                                  LINENS 'N THINGS
                                  EXHIBIT K

                                  FORM OF INVITATION TO BID

                                                                       [Date]

To the Lenders party
from time to time to the
captioned Credit Agreement

         Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'n Things, Inc., the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  Pursuant to a  Competitive  Bid  Request,  the  Borrower  gave notice of its request to borrow  Competitive  Bid Loans in the  aggregate sum of
$______________ on _______________ which borrowing would consist of the following type or types of Competitive Advances:

                Amount                        Competitive
                                              Interest Period

         The Lenders are hereby invited to bid, pursuant to the terms and conditions of the Credit Agreement, on such requested Competitive Bid Loans.

                                        FLEET NATIONAL BANK,
                                        as Administrative Agent

                                       By:_____________________________
                                       Name:__________________________
                                       Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT L

                             FORM OF COMPETITIVE BID

                                                                       [Date]

Fleet National Bank, as Administrative Agent
100 Federal Street
Boston, Massachusetts  02110
Attention:  Agency Services

         Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'n Things, Inc., the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  In response to a Competitive Bid Request, the undersigned Lender hereby offers to make Competitive Loan(s) in the aggregate sum of $________________ on ________________.

                         Competitive
                     Interest Competitive
Amount                   Period                              Bid Rate
------                   ------                              --------

                                                              [fixed rate]

                                          [LENDER]

                                          By:_____________________________
                                          Name:__________________________
                                          Title:___________________________

                                LINENS 'N THINGS
                                    EXHIBIT M

                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER

                                                                       [Date]

Fleet National Bank, as Administrative Agent
100 Federal Street
Boston, Massachusetts  02110
Attention:  Agency Services

         Re: Credit Agreement, dated as of October 20, 2000, by and among Linens 'n Things, Inc., the Lenders party thereto, and Fleet National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")

                  Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 2.4(e) of the Credit Agreement, the Borrower hereby gives notice of its acceptance of the following Competitive
Bids:

                  ------------------                 ---------------------

                  ------------------                 ---------------------

and its rejection of all other Competitive Bids, in each case made pursuant to the Competitive Bid Request, dated __________________.

         IN  EVIDENCE  of  the  foregoing,   the  undersigned  has  caused  this
Competitive Bid Accept/Reject Letter to be duly executed on its behalf.

                                               LINENS 'N THINGS, INC.

                                               By:_____________________________
                                               Name:__________________________
                                               Title:___________________________

                                LINENS `N THINGS
                                    EXHIBIT N


                                 CLOSING AGENDA



                               FLEET NATIONAL BANK
                            AND CERTAIN OTHER LENDERS

                     $140,000,000 REVOLVING CREDIT FACILITY

                                       TO

                             LINENS 'N THINGS, INC.
                        AND CERTAIN SUBSIDIARY BORROWERS

--------------------------------------------------------------------------------



         RESPONSIBILITY            A.  FINANCING DOCUMENTS                                     STATUS
         --------------                -------------------                                     ------
               G&S                 1.       Credit Agreement ("Agreement")


            Borrower                        Disclosure Schedules

               G&S                 2.       Subsidiary Guaranty and Subordination
                                            Agreement

                                   3.       Miscellaneous

            Borrower                        a.    Borrowing Request [and Letter of
                                                  Credit Request]
            Borrower                        b.    Disbursement Letter
         Borrower/Fleet                     c.    Evidence of Payment of Fees
          Borrower/BONY                     d.    Evidence of repayment of BONY
                                                  3/31/98 credit facility
          G&S/Borrower                      e.    PNC and First Union Notes

                                   B.       CORPORATE PROCEEDINGS
                                            ---------------------

            Borrower               4.       Officer's Certificates for each Borrower
(to be modeled on forms used for            and Subsidiary Guarantor
   existing Credit Agreement)
                                            a.    Certified Charter
                                            b.    By-Laws
                                            c.    Board Resolutions
                                            d.    Incumbency

            Borrower               5.       Legal Existence and Long-Form Good
                                            Standing Certificates (corporate and tax)
                                            for each Borrower and Subsidiary
                                            Guarantor (or jurisdictional equivalent)

                                   C.       LEGAL OPINIONS
                                            ---------------

            Borrower               6.       Opinion of Denise Tolles, Esq., as
        (to be modeled on                   counsel to each Borrower and Subsidiary
           Exhibit E)                       Guarantor, as to Due Authorization,
           ---------
                                            Execution, Delivery, Enforceability, etc.

               G&S                 7.       Opinion of Goulston & Storrs, as special
        (to be modeled on                   counsel to the Administrative Agent, as
           Exhibit F)                       to satisfaction of conditions to Credit
           ---------                        Agreement effectiveness


                                   D.       POST-CLOSING*
                                            ------------

            Borrower               8.       Accountant's Privity Letter

            Borrower               9.       Certified Charter for each Borrower as of
                                            a recent date

            Borrower               10.      Certified Charter and By-Laws for each
                                            Subsidiary Guarantor

            Borrower               11.      Long-Form Good Standing for the Company
                                            from the Delaware Secretary of State


* All such items to be delivered to the Agent in form and substance satisfactory to the Agent and its counsel as soon as available and, in any event, but not later than November 20, 2000.

                                   SCHEDULE 1




A.       SUBSIDIARY GUARANTORS:
         ----------------------








B.       ADDRESS FOR NOTICES:
         --------------------

                                  SCHEDULE 1.1L

                       LIST OF EXISTING LETTERS OF CREDIT



Standby L/C       #S00040933
Amount:           $7,500,000.00
Beneficiary:      CIBC
                  Commerce Court West
                  Toronto, ON M5L 1A2
Expiration:       October 31, 2000

                                  SCHEDULE 4.4

                               LIST OF LITIGATION

None

                                  SCHEDULE 4.16

                              LIST OF SUBSIDIARIES


         See Schedules A and B to Subsidiary Guaranty and Subordination Agreement for a complete listing of Subsidiaries

                                  SCHEDULE 4.17

                        LIST OF CONTRACTS WITH AFFILIATES

None

                                  SCHEDULE 8.1

                          LIST OF EXISTING INDEBTEDNESS

Standby L/C       #35243
Amount:           $1,650,000.00
Beneficiary:      Reliance National Indemnity
                  77 Water Street
                  New York, NY 10005
Expiration:       December, 2000

Standby L/C       #S00040933
Amount:           $7,500,000.00
Beneficiary:      CIBC
                  Commerce Court West
                  Toronto, ON M5L 1A2
Expiration:       October 31, 2000

Uncommitted Line
 of Credit
Amount:           $14,000,000.00
Beneficiary       First Union National Bank
                  1339 Chestnut Street
                  Philadelphia, PA 48480
Expiration:       October 20, 2000

Uncommitted Line
 of Credit
Amount:           $10,000,000.00
Beneficiary       Fleet/Boston
                  100 Federal Street
                  Boston, MA 02106
Expiration:       October 20, 2000

Uncommitted Line
 of Credit
Amount:           $615,369.98 (Canadian Denomination)
Beneficiary       CIBC
                  Commerce Court West
                  Toronto, ON M5L 1A2
Expiration:       October 20, 2000

                                  SCHEDULE 8.2

                             LIST OF EXISTING LIENS

None

                                  SCHEDULE 8.12

                          LIST OF EXISTING INVESTMENTS

None